================================================================================



                            AIRCRAFT LEASE AGREEMENT


                            Dated as of May 31, 1996


                                     BETWEEN


                         WESTERN PACIFIC AIRLINES, INC.


                                    as LESSEE


                                       and


                     INTERNATIONAL LEASE FINANCE CORPORATION


                                    as LESSOR

================================================================================


Aircraft Make and Model:                         Used Boeing 737-3Q8
Aircraft Manufacturer's Serial Number:           2299
Aircraft Registration Mark:                      N956WP (Formerly,
EC-FER)
Make and Model of Engines:                            CFM-56-3B2
Serial Numbers and Engines:                      722248 and 722249


                               USED AIRCRAFT NO. 1
                               ===================

                                TABLE OF CONTENTS


ARTICLE 1     SUMMARY OF TRANSACTION.........................................  2
      1.1     Description of Aircraft .......................................  2
      1.2     Scheduled Delivery Date and Location...........................  2
      1.3     Lease Term.....................................................  2
      1.4     Security Deposit...............................................  2
      1.5     Transaction Fee................................................  2
      1.6     Rent During Initial Lease Term.................................  2
      1.7     Reserves.......................................................  2
      1.8     Additional Rent for Excess Cycles..............................  2
      1.9     Country of Aircraft Registration...............................  3
      1.10    Maintenance Program............................................  3
      1.11    Agreed Value of Aircraft.......................................  3
      1.12    LESSOR's Bank Account..........................................  3

ARTICLE 2     DEFINITIONS....................................................  4
      2.1     General Definitions............................................  4
      2.2     Specific Definitions...........................................  7

ARTICLE 3     PLACE AND DATE OF DELIVERY.....................................  9
      3.1     Place of Delivery..............................................  9
      3.2     Scheduled Delivery Date........................................  9
      3.3     No LESSOR Liability............................................  9
      3.4     Total Loss of Aircraft Prior to Delivery.......................  9
      3.5     Cancellation for Delay.........................................  9
      3.6     Cancellation for Anticipated Delay.............................  9

ARTICLE 4     LEASE TERM..................................................... 11
      4.1     Lease Term..................................................... 11
      4.2     "Expiration Date".............................................. 11
      4.3     "Termination Date"............................................. 11
      4.4      Survival of Certain LESSEE Obligations........................ 12

ARTICLE 5      SECURITY DEPOSIT, TRANSACTION FEE, RENT,
               RESERVES AND OTHER PAYMENTS................................... 13
      5.1      Security Deposit.............................................. 13
      5.2      Transaction Fee............................................... 13
      5.3      Rent.......................................................... 13
      5.4      Reserves...................................................... 14
      5.5      Additional Rent for Excess Cycles............................. 15
      5.6      LESSOR's Bank Account......................................... 15
      5.7      Default Interest.............................................. 15
      5.8      No Deductions or Withholdings................................. 16

      5.9      Value Added Taxes............................................. 16
      5.10     Wire Transfer Disbursement Report............................. 16
      5.11     Net Lease..................................................... 16
      5.12     LESSOR Performance of LESSEE Obligation....................... 18
      5.13     Consideration for Rent and Other Amounts...................... 18

ARTICLE 6      DELIVERY CONDITION AND INSPECTION OF
               AIRCRAFT...................................................... 19
      6.1      LESSEE Selection of Aircraft.................................. 19
      6.2      Condition at Delivery......................................... 19
      6.3      LESSEE Inspection of Aircraft at Delivery..................... 19
      6.4      Delivery of Aircraft to LESSEE................................ 19

ARTICLE 7      PRE-DELIVERY, DELIVERY AND POST-DELIVERY
               DOCUMENTARY AND OTHER REQUIREMENTS............................ 20
      7.1      Pre-Delivery Requirements..................................... 20
      7.2      Delivery Requirements......................................... 20
      7.3      Post-Delivery Requirements.................................... 22

ARTICLE 8      DISCLAIMERS................................................... 23
      8.1      "As Is, Where Is"............................................. 23
      8.2      Waiver of Warranty of Description............................. 23
      8.3      LESSEE Acknowledgement........................................ 23
      8.4      LESSEE Waiver................................................. 23
      8.5      Conclusive Proof.............................................. 24
      8.6      No LESSOR Liability for Losses................................ 24
      8.7      No Liability to Repair or Replace............................. 24
      8.8      No Waiver..................................................... 24

ARTICLE 9      MANUFACTURERS' AND VENDORS' WARRANTIES........................ 25
      9.1      Warranties.................................................... 25
      9.2      Reassignment.................................................. 25
      9.3      Warranty Claims............................................... 25

ARTICLE 10     OPERATION OF AIRCRAFT......................................... 26
      10.1     Costs of Operation............................................ 26
      10.2     Compliance with Laws.......................................... 26
      10.3     Training...................................................... 26
      10.4     No Violation of Insurance Policies............................ 26
      10.5     Flight Charges................................................ 26

ARTICLE 11     SUBLEASES..................................................... 28
      11.1     No Sublease without LESSOR Consent............................ 28
      11.2     Subleasing Proposal Fee....................................... 28
      11.3     Civil Reserve Air Fleet Program............................... 28

      11.4     Any Approved Sublease......................................... 28
      11.5     Assignment of Sublease........................................ 29
      11.6     Continued Responsibility of LESSEE............................ 29

ARTICLE 12     MAINTENANCE OF AIRCRAFT....................................... 30
      12.1     General Obligation............................................ 30
      12.2     Specific Obligations.......................................... 30
      12.3     Replacement of Parts.......................................... 32
      12.4     Removal of Engines............................................ 33
      12.5     Installation of Engines on other aircraft..................... 33
      12.6     Modifications................................................. 34
      12.7     Pooling of Engines and Parts.................................. 35
      12.8     Performance of Work by Third Parties.......................... 35
      12.9     Reporting Requirements........................................ 35
      12.10    Information Regarding Maintenance Program..................... 36
      12.11    LESSOR Rights to Inspect Aircraft............................. 36

ARTICLE 13     USE OF RESERVES............................................... 37
      13.1     Airframe Reserves............................................. 37
      13.2     Engine Reserves............................................... 37
      13.3     Reimbursement................................................. 37
      13.4     Reimbursement Adjustment...................................... 38
      13.5     Costs in Excess of Reserves................................... 38
      13.6     Reimbursement after Termination Date.......................... 38

ARTICLE 14     TITLE AND REGISTRATION........................................ 39
      14.1     Title to the Aircraft During Lease Term....................... 39
      14.2     Registration of Aircraft...................................... 39
      14.3     Filing of this Lease.......................................... 39

ARTICLE 15     IDENTIFICATION PLATES......................................... 40

ARTICLE 16     TAXES......................................................... 41
      16.1     General Obligation of LESSEE.................................. 41
      16.2     Exceptions to Indemnity....................................... 41
      16.3     After-Tax Basis............................................... 42
      16.4     Timing of Payment............................................. 42
      16.5     Contests...................................................... 42
      16.6     Tax Benefits.................................................. 43
      16.7     Cooperation in Filing Tax Returns............................. 43
      16.8     Survival of Obligations....................................... 43

ARTICLE 17     INDEMNITIES................................................... 44
      17.1     General Indemnity............................................. 44
      17.2     Exceptions to General Indemnities............................. 45
      17.3     After-Tax Basis............................................... 45
      17.4     Timing of Payment............................................. 45
      17.5     Subrogation................................................... 46

      17.6     Notice........................................................ 46
      17.7     Refunds....................................................... 46
      17.8     Defense of Claims............................................. 46
      17.9     Survival of Obligation........................................ 46

ARTICLE 18     INSURANCE..................................................... 47
      18.1     Categories of Insurance....................................... 47
      18.2     Insurance for Indemnities..................................... 47
      18.3     Renewal....................................................... 47
      18.4     Assignment of Rights by LESSOR................................ 47
      18.5     Deductibles................................................... 47
      18.6     Other Insurance............................................... 47
      18.7     Information................................................... 48
      18.8     Currency...................................................... 48
      18.9     Grounding of Aircraft......................................... 48
      18.10    Failure to Insure............................................. 48
      18.11    Reinsurance................................................... 48
      18.12    Limit on Hull in favor of LESSEE.............................. 49

ARTICLE 19     LOSS, DAMAGE AND REQUISITION.................................. 50
      19.1     Definitions................................................... 50
      19.2     Notice of Total Loss.......................................... 51
      19.3     Total Loss of Aircraft or Airframe............................ 51
      19.4     Surviving Engine(s)........................................... 52
      19.5     Total Loss of Engine and not Airframe......................... 52
      19.6     Other Loss or Damage.......................................... 53
      19.7     Government Requisition........................................ 54
      19.8     Division of Reserves.......................................... 54

ARTICLE 20     REPRESENTATIONS, WARRANTIES AND COVENANTS
               OF LESSEE..................................................... 55
      20.1     Representations and Warranties................................ 55
      20.2     Covenants..................................................... 57

ARTICLE 21     REPRESENTATIONS, WARRANTIES AND COVENANTS
               OF LESSOR..................................................... 58
      21.1     Representations and Warranties................................ 58
      21.2     Covenants..................................................... 58

ARTICLE 22     FINANCIAL AND RELATED INFORMATION............................. 60
      22.1     Information about Suits....................................... 60

ARTICLE 23     RETURN OF AIRCRAFT............................................ 61
      23.1     Date of Return................................................ 61
      23.2     Technical Reporting........................................... 61
      23.3     Return Location............................................... 61

      23.4     Aircraft Documentation Review................................. 61
      23.5     Aircraft Inspection........................................... 61
      23.6     Certificate of Airworthiness Matters.......................... 62
      23.7     General Condition of Aircraft at Return....................... 63
      23.8     Checks Prior to Return........................................ 65
      23.9     Part Lives.................................................... 67
      23.10    LESSEE's Continuing Obligations............................... 70
      23.11    Return Acceptance Certificate................................. 71
      23.12    Indemnities and Insurance..................................... 71

ARTICLE 24     ASSIGNMENT.................................................... 72
      24.1     No Assignment by LESSEE....................................... 72
      24.2     Sale or Assignment by LESSOR.................................. 72
      24.3     LESSEE Cooperation............................................ 73
      24.4     Protections................................................... 73

ARTICLE 25     DEFAULT OF LESSEE............................................. 75
      25.1     LESSEE Notice to LESSOR....................................... 75
      25.2     Events of Default............................................. 75
      25.3     LESSOR's General Rights....................................... 76
      25.4     Deregistration and Export of Aircraft......................... 77
      25.5     LESSEE Liability for Damages.................................. 77
      25.6     Waiver of Default............................................. 78
      25.7     Present Value of Payments..................................... 78
      25.8     Use of "Termination Date"..................................... 79
      25.9     Mitigation of Damages......................................... 79

ARTICLE 26     NOTICES....................................................... 80
      26.1     Manner of Sending Notices..................................... 80
      26.2     Notice Information............................................ 80

ARTICLE 27     GOVERNING LAW AND JURISDICTION................................ 81
      27.1     California Law................................................ 81
      27.2     Non-Exclusive Jurisdiction in California...................... 81
      27.3     Service of Process............................................ 81
      27.4     Prevailing Party in Dispute................................... 81
      27.5     Waiver........................................................ 81

ARTICLE 28     MISCELLANEOUS................................................. 82
      28.1     Press Releases................................................ 82
      28.2     Power of Attorney............................................. 82
      28.3     LESSOR Performance for LESSEE................................. 82
      28.4     LESSOR's Payment Obligations.................................. 82
      28.5     Usury Laws.................................................... 82
      28.6     Delegation by LESSOR.......................................... 82
      28.7     Confidentiality............................................... 83

      28.8     Rights of Parties............................................. 83
      28.9     Further Assurances............................................ 83
      28.10    Use of Word "including"....................................... 83
      28.11    Headings...................................................... 83
      28.12    Invalidity of any Provision................................... 83
      28.13    Negotiation................................................... 83
      28.14    Time is of the Essence........................................ 84
      28.15    Amendments in Writing......................................... 84
      28.16    Counterparts.................................................. 84
      28.17    Delivery of Documents by Fax.................................. 84
      28.18    Entire Agreement.............................................. 84

EXHIBIT A      AIRCRAFT DESCRIPTION.......................................... 86
EXHIBIT B      CONDITION AT DELIVERY......................................... 87
EXHIBIT C      CERTIFICATE OF INSURANCE...................................... 89
EXHIBIT D      BROKERS' LETTER OF UNDERTAKING................................ 95
EXHIBIT E      ESTOPPEL AND ACCEPTANCE CERTIFICATE........................... 97
EXHIBIT F      OPINION OF COUNSEL............................................104
EXHIBIT G      ASSIGNMENT OF RIGHTS (AIRFRAME)...............................107
EXHIBIT H      ASSIGNMENT OF RIGHTS (ENGINES)................................110
EXHIBIT I      RETURN ACCEPTANCE RECEIPT.....................................113
EXHIBIT J      MONTHLY REPORT................................................120
EXHIBIT K      AIRCRAFT DOCUMENTATION........................................123
EXHIBIT L      TECHNICAL EVALUATION REPORT...................................124

                            AIRCRAFT LEASE AGREEMENT


         THIS AIRCRAFT LEASE AGREEMENT is made and entered into as of this 31st day of May, 1996.

         BETWEEN:

         WESTERN PACIFIC AIRLINES, INC., a Delaware corporation whose address and principal place of business is at 2864 South Circle Drive, Suite 1100, Colorado Springs, CO 80906 ("LESSEE") and INTERNATIONAL LEASE FINANCE CORPORATION, a California corporation whose address and principal place of business is at 1999 Avenue of the Stars, 39th Floor, Los Angeles, California 90067 ("LESSOR").

         The subject matter of this Lease is one (1) used Boeing 737- 3Q8 aircraft.

         In consideration of and subject to the mutual covenants, terms and conditions contained in this Lease, LESSOR hereby agrees to lease to LESSEE and LESSEE hereby agrees to lease from LESSOR the Aircraft for the Lease Term and the parties further agree as follows:

         ARTICLE 1     SUMMARY OF TRANSACTION
         ---------     ----------------------

         The following is a summary of the lease transaction between LESSEE and LESSOR. It is set forth for the convenience of the parties only and will not be deemed in any way to amend, detract from or simplify the other provisions of this Lease.

1.1               Description of Aircraft

                           One used Boeing 737-3Q8

1.2               Scheduled Delivery Date and Location

                           On or about June 20, 1996 at Pemco Aeroplex, Inc.'s facility in Dothan, Alabama or such other location as may be mutually agreed upon by LESSOR and LESSEE.

1.3               Lease Term

                           10 years

1.4               Security Deposit

                           US$ 700,000, payable as follows:

                           Received                     350,000
                           Upon execution of the Lease  350,000

1.5               Transaction Fee

                           US$ 15,000, payable upon execution of this Lease

1.6               Rent During Initial Lease Term

                           US$ 239,350 per month for the first four (4) months of the Lease Term, and thereafter, US$ 243,350 per month for the remainder of the Lease Term, payable in advance

1.7               Reserves

                           A total of US$ 245, as follows:

                           Airframe Reserve:    US$ 75 per airframe flight
                                                hour

                           Engine Reserve:      US$ 85 per engine flight hour
                                                for each Engine

1.8               Additional Rent for Excess Cycles

                           US$ 150 for each cycle the aircraft operated during a calendar year in excess of the maximum number of cycles which would result from an average hour/cycle ratio of 1.5 hours to 1 cycle

1.9               Country of Aircraft Registration

                           United States

1.10              Maintenance Program

                           LESSEE's Maintenance Program

1.11              Agreed Value of Aircraft

                           US$ 23,500,000 during years 1-5
                           US$ 20,000,000 during years 6-10

1.12              LESSOR's Bank Account

                           International Lease Finance Corporation Account No. 2-181-01503-9
                           National Westminster Bank USA
                           SPEC Leasing Midwest
                           175 Water Street
                           New York, NY 10038
                           ABA# 021200339

         ARTICLE 2     DEFINITIONS
         ---------     -----------

         Except where the context otherwise requires, the following words have the following meanings for all purposes of this Lease. The definitions are equally applicable to the singular and plural forms of the words. Any agreement defined below includes each amendment, modification, supplement and waiver thereto in effect from time to time.

2.1               General Definitions.

                  "Aircraft" means the Airframe, the two (2) Engines, the Parts and the Aircraft Documentation, collectively. As the context requires, "Aircraft" may also mean the Airframe, any Engine, any Part, the Aircraft Documentation or any part thereof individually. For example, in the context of return to LESSOR the term "Aircraft" means the Airframe, Engines, Parts and Aircraft Documentation collectively, yet in the context of LESSEE not creating any Security Interests other than Permitted Liens on the Aircraft, the term "Aircraft" means any of the Airframe, any Engine, any Part or the Aircraft Documentation individually.

                  "Aircraft Documentation" means all (i) log books, Aircraft records, manuals and other documents provided to LESSEE in connection with the Aircraft, (ii) documents listed in the exhibit to the actual Estoppel and Acceptance Certificate and (iii) any other documents required to be maintained during the Lease Term by the Aviation Authority, LESSEE's Maintenance Program and this Lease.

                  "Airframe" means the airframe described in Exhibit A together with all Parts relating thereto.

                  "Aviation Authority" means the FAA or any Government Entity which under the Laws of the U.S. from time to time has control over civil aviation or the registration, airworthiness or operation of aircraft in the U.S. If the Aircraft is registered in a country other than the U.S., "Aviation Authority" means the agency which regulates civil aviation in such other country.

                  "Aviation Documents" means any or all of the following which at any time may be obtainable from the Aviation Authority in the State of
Registration: (i) an application for registration of the Aircraft with the appropriate authority in the State of Registration, which will be provided by LESSOR, (ii) the certificate of registration for the Aircraft issued by the State of Registration, which is to be provided by LESSOR (iii) a full certificate of airworthiness for the Aircraft specifying transport category (passenger) to be provided by LESSOR, (iv) an air transport license, (v) an air operator's certificate, (vi) such recordation of LESSOR's title to the Aircraft and interest in this Lease as may be available in the State of Registration and
(vii) all such other authorizations, approvals, consents and certificates in the State of Registration as may be required to enable LESSEE lawfully to operate the Aircraft.

                  "Business Day" means a day other than a Saturday or Sunday on which the banks in the city where LESSOR's Bank is located and in Colorado Springs, Colorado are open for the transaction of business of the type required by this Lease.

                  "Creditor" means any lessor, owner, bank, lender, mortgagee or other Person which is the owner of or has any interest in an aircraft engine or aircraft operated by LESSEE.

                  "Creditor Agreement" means the applicable agreement between a Creditor and LESSEE pursuant to which such Creditor owns, leases or has an interest in either an aircraft operated by LESSEE on which an Engine may be installed or in an aircraft engine which may be installed on the Airframe.

                  "Default" means any event which, upon the giving of notice, the lapse of time and/or a relevant determination, would constitute an Event of Default.

                  "Delivery" means the delivery of the Aircraft by LESSOR to LESSEE pursuant to Articles 3 and 6.

                  "Delivery Date" means the date on which Delivery takes place.

                  "Dollars" and "$" means the lawful currency of the U.S.

                  "Engine" means (i) each of the engines listed on the Estoppel and Acceptance Certificate; (ii) any replacement engine acquired by LESSOR and leased to LESSEE pursuant to Article 19.5 following a Total Loss of an Engine; and (iii) all Parts installed in or on any of such engines at Delivery (or substituted, renewed or replacement Parts installed in accordance with this Lease) so long as title thereto is or remains vested in LESSOR in accordance with the terms of Article 12.3.

                  "Event of  Default"  means any of the  events  referred  to in
Article 25.2.

                  "FAA"  means  the  Federal  Aviation   Administration  of  the
Department of Transportation or any successor thereto under the Laws of the U.S.

                  "FARs" means the U.S. Federal Aviation Regulations embodied in Title 14 of the U.S. Code of Federal Regulations, as amended from time to time, or any successor regulations thereto.

                  "Government Entity" means any (i) national, state or local government, and (ii) board, commission, department, division, instrumentality, court, agency or political subdivision thereof.

                  "Law" means any (i) statute, decree, constitution, regulation, order or any directive of any Government Entity, (ii) treaty, pact, compact or other agreement to which any Government Entity is a signatory or party and (iii) judicial or administrative interpretation or application of any of the foregoing.

                  "Lease" means this Aircraft Lease Agreement, together with all Exhibits, side letters and amendments hereto.

                  "LESSOR's Lien" means any Security Interest arising as the result of any act or omission of LESSOR or any Person claiming by or through LESSOR.

                  "Maintenance Program" means LESSEE's maintenance program as approved by the Aviation Authority or such other maintenance program as LESSOR may, in its absolute discretion, accept in writing.

                  "Manufacturer" means Boeing Commercial Airplane Group.

                  "MPD" means the Maintenance Planning Document published by the Manufacturer and applicable to the Aircraft.

                  "Overhaul" means the full refurbishment of the Aircraft, an Engine, APU, landing gear, module or Part, as the case may be, in which such equipment has been disassembled; cleaned thoroughly inspected, repaired, reworked or had a replacement of parts; reassembled; and tested to the tolerances and standards specified by the applicable manufacturer's overhaul procedures manual or equivalent establishing conformity to its type design as evidenced by a complete record of all work performed during the course of such full refurbishment and that the Aircraft, Engine, APU, landing gear, module or Part, as the case may be, is airworthy and released for return to service.

                  "Part" means any part, component, appliance, system module, engine module, the auxiliary power unit (APU), accessory, material, instrument, communications equipment, furnishing, LESSEE-furnished or LESSOR-purchased equipment or other item of equipment (other than complete Engines or engines) for the time being installed in or attached to the Airframe or any Engine or which, having been removed from the Airframe or any Engine, remains the property of LESSOR.

                  "Permitted Lien" means (i) LESSOR's Liens; (ii) Security Interests arising in the ordinary course of LESSEE's business for Taxes either not yet assessed or, if assessed, not yet due or being contested in good faith in accordance with Article 16.5 or (iii) materialmen's, mechanics', workmen's, repairmen's, employees' liens or similar Security Interests arising by operation of Law after the Delivery Date in the ordinary course of LESSEE's business or judgments for amounts which are either not yet due or are being contested in good faith by appropriate proceedings (and for which adequate reserves have been made or, when required in order to pursue such proceedings, an adequate bond has been provided) so long as such proceedings do not involve any danger of sale, forfeiture or loss of the Aircraft.

                  "Person" means any individual, firm, partnership, joint venture, trust, corporation, Government Entity, committee, department, authority or any body, incorporated or unincorporated, whether having distinct legal personality or not.

                  "Prime Rate" means the rate of interest from time to time announced by National Westminster Bank USA as its prime commercial lending rate.

                  "Prior   Lessee"  means  VIVA,   Vuelos   Internacionales   de
Vacaciones, S.A.


                  "Prior Lessee Lease Agreement" means the Aircraft SubLease Agreement dated November 1, 1990 between Prior Lessee and ILFC Belgium S.A. pursuant to which Prior Lessee is subleasing the Aircraft from ILFC Belgium S.A., a subsidiary of LESSOR which is leasing the Aircraft from LESSOR pursuant to the Headlease dated November 1, 1990.

                  "Security Interest" means any encumbrance or security interest, however and wherever created or arising including (without prejudice to the generality of the foregoing) any right of ownership, security, mortgage, pledge, charge, encumbrance, lease, lien, statutory or other right in rem, hypothecation, title retention, attachment, levy, claim or right of possession or detention.

                  "State of Registration" means the U.S. or such other country or state of registration of the Aircraft as LESSOR may, in its absolute discretion, approve in writing.

                  "U.S." means the United States of America.

2.2 Specific Definitions. The following terms are defined in the Articles referenced below:

                  Terms                              Article
                  -----                              -------

                  Agreed Value                       19.1
                  Airframe Reserves                  5.4.1
                  Default Interest                   5.7
                  Delivery Location                  3.1
                  Engine Reserves                    5.4.1
                  Expenses                           17.1
                  Expiration Date                    4.2
                  Indemnitees                        17.1
                  Initial Lease Term                 4.1

                  Lease Term                         4.2
                  LESSOR's Assignee                  24.2.2
                  LESSOR's Bank                      5.6
                  Modification                       12.6.1
                  Net Total Loss Proceeds            19.1
                  Operative Documents                20.1.3
                  Rent                               5.3.1
                  Reserves                           5.4.1
                  Scheduled Delivery Date            3.2
                  Security Deposit                   5.1.1
                  Taxes                              16.1
                  Termination Date                   4.3
                  Total Loss                         19.1
                  Total Loss Date                    19.1
                  Total Loss Proceeds                19.1
                  Transaction Fee                    5.2

         ARTICLE 3     PLACE AND DATE OF DELIVERY
         ---------     --------------------------

3.1 Place of Delivery. LESSOR will deliver the Aircraft to LESSEE at Dothan, Alabama or such other place as may be agreed in writing between the parties (the "Delivery Location").

3.2 Scheduled Delivery Date. As of the date of this Lease, Delivery of the Aircraft hereunder is scheduled to occur on or about June 20, 1996. LESSOR will notify LESSEE from time to time and in a timely manner of the exact date on which LESSOR expects Delivery to take place and will give LESSEE at least 24 hours notice of the actual Delivery date (the "Scheduled Delivery Date").

3.3 No LESSOR Liability. LESSOR will not be liable for any loss or expense, or any loss of profit, arising from any delay or failure in Delivery to LESSEE unless such delay or failure arises as a direct consequence of the willful misconduct of LESSOR; provided, however, in the event LESSOR receives compensation, including without limitation penalty rent, if any, from Prior Lessee as a result of Prior Lessee's delay in returning the Aircraft, after LESSOR has deducted a sum equal to the Rent LESSOR would have received from LESSEE on a daily basis had the Aircraft been delivered on time, LESSOR will pay to LESSEE any such compensation which LESSOR receives from Prior Lessee.

3.4 Total Loss of Aircraft Prior to Delivery. If a Total Loss of the Aircraft occurs prior to Delivery, this Lease will terminate and neither party will have any further liability to the other except that LESSOR will return to LESSEE the Security Deposit, the Transaction Fee and any prepaid Rent.

3.5 Cancellation for Delay. If a delay, not caused by LESSEE's or LESSOR's breach of this Lease, causes Delivery to be delayed beyond September 20, 1996, LESSEE will have the right to terminate this Lease by giving LESSOR written notice within ten (10) Business Days after such date and this Lease will terminate on the date of receipt of such notice. In the event of such termination, neither party will have any further liability to the other except that LESSOR will return to LESSEE the Security Deposit, the Transaction Fee and any prepaid Rent. If LESSEE does not give notice of termination within such ten
(10) Business Days, LESSEE shall lose all rights to terminate under this Article 3.5, unless otherwise agreed by the parties.

3.6 Cancellation for Anticipated Delay. Promptly after LESSOR becomes aware that in Prior Lessee's opinion a delay will cause Delivery to be delayed beyond September 20, 1996, LESSOR will notify LESSEE. By written notice given within ten (10) Business Days after LESSEE's receipt of such LESSOR notice, LESSEE may by written notice to LESSOR terminate this Lease and this Lease will terminate on the date of receipt of such notice. In the event of such termination, neither party will have any further liability to the other except that LESSOR will return to LESSEE the Security Deposit, the Transaction Fee and any prepaid Rent. If LESSEE does not give notice of termination within such ten (10) Business Days, LESSEE shall lose all right to terminate under Articles 3.5 and 3.6 unless otherwise agreed in writing by the parties.

         ARTICLE 4     LEASE TERM
         ---------     ----------

4.1 Lease Term. The term of leasing of the Aircraft will commence on the Delivery Date and continue for a term of ten (10) years (the "Lease Term").

4.2 "Expiration Date". "Expiration Date" means the last day of the Lease Term.

4.3 "Termination Date". This Lease may in fact terminate on any of the following dates:

                  (a)      the Expiration Date; or

                  (b)      a date earlier than the Expiration Date, if:

                           (1) there is a Total Loss of the Aircraft prior to Delivery pursuant to Article 3.4.

                           (2) cancellation of this Lease occurs pursuant to Article 3.5 or 3.6.

                           (3) there is a Total Loss of the Aircraft, payment is made to LESSOR in accordance with Article 19.3.

                           (4) this Lease is or becomes wholly or partly invalid or unenforceable due to reasons beyond LESSEE's and LESSOR's control and (i) LESSEE fails to continue to perform under this Lease, (ii) after good faith negotiation, LESSOR and LESSEE have not arrived at a mutually acceptable alternative basis for continuation of this Lease within fifteen (15) days after LESSOR or LESSEE has sent a notice requiring negotiation and (iii) LESSEE returns the Aircraft to LESSOR in the condition required by Article 23.

                           (5)      an  Event  of  Default   occurs  and  LESSOR
                           repossesses the Aircraft or otherwise terminates this Lease pursuant to Article 25.3.

                  (c) a date later than the Expiration Date, which is the date of return of the Aircraft in the condition required by
                  Article 23, if an Event of Default occurs hereunder by LESSEE returning the Aircraft in the condition required by this Lease after the Expiration Date.

The "Termination Date" is the date on which this Lease terminates because one of the foregoing has occurred and LESSEE has performed all of its obligations hereunder.

4.4 Survival of Certain LESSEE Obligations. The obligations of LESSEE set forth in Articles 10.5, 16 and 17 by their terms survive the termination of this Lease. Notwithstanding the foregoing, LESSOR agrees that by executing the Return Acceptance Receipt, LESSOR is waiving all other claims LESSOR might otherwise have, except as may be specifically noted on the Return Acceptance Receipt and except as to items specifically represented and warranted by LESSEE in the Return Acceptance Receipt. For purposes of clarification, LESSOR is not waiving any rights to indemnification in accordance with Article 10.5, 16, and 17 in the event any third party claims are made after the return of the Aircraft relating to any action or omissions of LESSEE during the Lease Term.

         ARTICLE 5     SECURITY DEPOSIT, TRANSACTION FEE,
         ---------     RENT, RESERVES AND OTHER PAYMENTS
                       ----------------------------------

5.1               Security Deposit.

5.1.1 LESSEE will pay LESSOR a security deposit of Seven Hundred Thousand U.S. Dollars (US$ 700,000) for its lease of the Aircraft (the "Security Deposit"). The Security Deposit is payable as follows (in US$):

                  Received                            350,000
                  Upon execution of the Lease         350,000

5.1.2 The Security Deposit may be commingled with LESSOR's general funds and any interest earned on such Security Deposit will be for LESSOR's account. If the Security Deposit is reduced below the required amount by application to meet LESSEE's unperformed obligations under this Lease, LESSEE will replenish the Security Deposit within ten (10) days after LESSOR's demand therefor. The Security Deposit will serve as security for the performance by LESSEE of its obligations under this Lease and any other agreements between LESSEE and LESSOR relating to aircraft, engines, aircraft equipment or the extension of credit and may be applied by LESSOR upon the occurrence of an Event of Default hereunder or of a default (and the expiration of applicable cure periods) by LESSEE under any such other agreements.

5.1.3 Upon termination of this Lease in accordance with Article 4.3 other than in accordance with Article 25 hereof, LESSOR will return to LESSEE the amount of the Security Deposit then held by LESSOR, without interest, less an amount determined by LESSOR to be a reasonable estimate of the costs, if any, which LESSOR will incur to remedy any unperformed obligations of LESSEE under this Lease, if any, including the correction of any discrepancies from the required condition of the Aircraft on return of the Aircraft.

5.2 Transaction Fee. Upon execution of this Lease, LESSEE will pay LESSOR a nonrefundable transaction fee of Fifteen Thousand U.S. Dollars (US$ 15,000) (the "Transaction Fee").

5.3               Rent.

5.3.1 LESSEE will pay LESSOR the following amounts monthly in advance as rent for the Aircraft ("Rent"):

                  Period of Lease Term          Amount of Monthly Rent
                  --------------------          ----------------------

                  Months 1-4 of the
                  Lease Term                    Two Hundred Thirty Nine
                                                Thousand Three Hundred
                                                Fifty U.S. Dollars (US$
                                                239,350)

                  Months 5-120 of the
                  Lease Term                    Two Hundred Forty Three
                                                Thousand Three Hundred
                                                Fifty U.S. Dollars
                                                (US$ 243,350)

5.3.2 The first payment of Rent during the Lease Term will be paid no later than one (1) Business Day prior to Delivery (the first month's Rent will be $239,350 plus a per diem rental amount necessary to cover the Rent up to the 15th day of the following calendar month). Each subsequent payment of Rent will be due monthly thereafter on the fifteenth (15th) day of each month except that, if such day is not a Business Day, the Rent will be due on the immediately preceding Business Day.

5.4               Reserves.

5.4.1 LESSEE will pay to LESSOR supplemental Rent, based on LESSEE's use of the Aircraft during the Lease Term, the following amounts per flight hour (individually, "Airframe Reserves" and "Engine Reserves", and collectively "Reserves"):

                           A total of US$ 245, as follows:

                           Airframe Reserve:    US$ 75 per airframe flight
                                                hour

                           Engine Reserve:      US$ 85 per Engine per flight
                                                hour (payable when the Engine
                                                is utilized on the Aircraft or
                                                another aircraft)

5.4.2 Such Reserves will be paid on or before the 10th day of the calendar month next following the month in which the Delivery Date occurs and on or before the 10th day of each succeeding calendar month for flying performed during the calendar month prior to payment. All Reserves for flying performed during the month in which the Termination Date occurs will be paid on the Termination Date, unless otherwise agreed by the parties.

5.4.3 No interest will accrue or be paid at any time to LESSEE on such Reserves and, subject to LESSOR's obligations under
                  Article 13, LESSOR may commingle the Reserves with LESSOR's general funds.

5.5 Additional Rent for Excess Cycles. If during the Lease Term, at December 31 of any calendar year thereof, the Aircraft operated more cycles in the preceding calendar year than the maximum number of cycles which would result from an average hour/cycle ratio of 1.5 hours to 1 cycle, LESSEE will pay LESSOR as additional Rent US$ 150 for each cycle the Aircraft actually operated during such calendar year (or portion thereof) in excess of the number of cycles which result from an average hour/cycle ratio of 1.5 hours to 1 cycle. A calculation will be made as of December 31 each year and such additional Rent will be due and payable by LESSEE on the date on which the next Reserve payment is due (in accordance with Article 5.4.2) following such hour/cycle calculation period.

         Example: If the Aircraft operated 1,500 hours in a calendar year, it would have 1,000 cycles resulting from an average hour/cycle ratio of
         1.5 hours to 1 cycle. If in fact the Aircraft operated 1,100 cycles in such calendar year, the Aircraft operated 100 excess cycles in such calendar year and LESSEE will pay LESSOR US$ 15,000 (100 excess cycles x 150 = US$ 15,000).

5.6 LESSOR's Bank Account. The Security Deposit, Transaction Fee, Rent, Reserves and any other payment due to LESSOR under this Lease will be paid by wire transfer of immediately available U.S. Dollar funds to LESSOR'S bank account at:

                  International Lease Finance Corporation
                  Account No. 2-181-01503-9
                  National Westminster Bank USA
                  SPEC Leasing Midwest
                  175 Water Street
                  New York, NY 10038
                  ABA# 021200339

or to such other bank account in the U.S. as LESSOR may from time to time designate by written notice ("LESSOR's Bank").

5.7 Default Interest. If LESSOR's Bank does not receive the Rent or any other amount on or before the date when due, LESSOR will suffer loss and damage the exact nature and amount of which are difficult or impossible to ascertain. LESSEE will, except in the case where the non-receipt of payment is due to LESSOR's Bank's failure to properly credit a payment that was paid on time by LESSEE, pay LESSOR as supplemental Rent (by way of agreed compensation and not as a penalty) interest on any due and unpaid amounts payable by LESSEE under this Lease. Interest will be calculated at a per annum rate (based on a 360 day year) which is equal to five percent (5%) plus the Prime Rate in effect on the date on which the amount was originally due for the period from the date the amount was due to, but excluding, the actual date the amount is received or, in the case of LESSOR's performance of LESSEE's obligations hereunder, from and including the date of payment by LESSOR to but excluding the date of LESSEE's repayment to LESSOR ("Default Interest"). Default Interest will accrue on a day-to-day basis and be compounded monthly.

5.8 No Deductions or Withholdings. All payments by LESSEE under this Lease, including the Security Deposit, Transaction Fee, Rent, Default Interest, fees, indemnities or any other item, will be made in full without any deduction or withholding whether in respect of set-off, counterclaim, duties, or Taxes (as defined in Article 16) imposed in the State of Registration or any jurisdiction from which such payments are made unless LESSEE is prohibited by Law from doing so, in which event LESSEE will gross up the payment amount such that the net payment received by LESSOR after any deduction or withholding equals the amounts called for under this Lease.

5.9 Value Added Taxes. The Rent and other amounts payable by LESSEE under this Lease are exclusive of any value added tax, turnover tax or similar tax or duty. If a value added tax or any similar tax or duty is payable in any jurisdiction in respect of any Rent or other amounts as aforesaid, LESSEE will pay all such tax or duty and indemnify LESSOR against any claims for the same and any related claims, losses or liabilities.

5.10 Wire Transfer Disbursement Report. At the time of each Rent or other payment, LESSEE will complete and fax to LESSOR a wire transfer disbursement report stating the amount of the payment being made by LESSEE and the allocation of such payment to the Security Deposit, Rent, Reserves, Default Interest and other charges. Notwithstanding the allocation set forth in LESSEE's report, in the event LESSEE is in default under this Lease, LESSOR will have complete discretion to allocate LESSEE's payments as LESSOR determines.

5.11              Net Lease.

5.11.1 This Lease is a net lease and LESSEE's obligation to pay Rent and make other payments in accordance with this Lease will be absolute and unconditional under any and all circumstances, except as set forth in Article 5.11.2, and regardless of other events, including the following:

                  (a) Any right of set-off, counterclaim, recoupment, defense or other right (including any right of reimbursement) which LESSEE may have against LESSOR, Prior Lessee, Manufacturer, the Engine manufacturer or any other person for any reason, including any claim LESSEE may have for the foregoing.

                  (b) Unavailability or interruption in use of the Aircraft for any reason, including a requisition thereof or any prohibition or interference with or other restriction against LESSEE's use, operation or possession of the Aircraft (whether by Law or otherwise) any defect in title, airworthiness, merchantability, fitness for any purpose, condition, design, specification or operation of any kind or nature of the Aircraft the ineligibility of the Aircraft for any particular use or trade or for registration or documentation under the Laws of any jurisdiction or Total Loss of the Aircraft.

                  (c) Insolvency, bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, liquidation, receivership, administration or similar proceedings by or against LESSOR, LESSEE, Prior Lessee, Manufacturer, the Engine manufacturer or any other Person.

                  (d)      Invalidity  or   unenforceability   or  lack  of  due
                  authorization of or other defect in this Lease.

                  (e) Failure or delay on the part of any party to perform its obligations under this Lease.

                  (f) Any other circumstance which but for this provision would or might have the effect of terminating or in any other way affecting any obligation of LESSEE hereunder.

5.11.2 Nothing in Article 5.11 will be construed to limit LESSEE's rights and remedies in the event of LESSOR's breach of its warranty of quiet enjoyment set forth in Article 21.2.1 or to limit LESSEE's rights and remedies to pursue in a court of law any claim it may have against LESSOR or any other Person. In addition, and notwithstanding anything in Article 5.11 to the contrary, in the event that as a result of LESSOR's breach of its warranty of quiet enjoyment LESSEE shall be deprived of possession or use of the Aircraft under and in accordance with the terms of this Lease, five (5) days after LESSEE has provided LESSOR with written notice of its loss of possession or use, provided no payment Default has occurred and is continuing under this Lease. LESSEE may suspend payments of Rent to LESSOR for so long as such possession or use is interrupted. If such deprivation continues for thirty (30) days after such notice has been given and provided no payment Default has occurred and is continuing under this Lease, LESSEE may terminate this Lease and return the Aircraft to LESSOR (or if LESSEE is not in possession of the Aircraft, LESSEE will provide reasonable assistance in returning the Aircraft to LESSOR). In such event, upon the return of the Aircraft, either the Aircraft will meet the return conditions set forth in Article 23 hereof or LESSEE will pay to LESSOR a sum sufficient to compensate LESSOR for the hours and cycles that LESSEE has consumed on the Aircraft Parts, and Engines since the last time the Aircraft did meet the return conditions relating to hours and cycles. Such amount will be determined based upon LESSEE's cost for Airframe, Part and Engine Overhauls at the facility where LESSEE most recently had such work performed and the Reserves may be drawn upon for the hours which LESSEE has used since the last Overhauls and for the purposes and subject to the limitations under for which Reserves are reimbursable for meeting such return conditions and providing such compensation.

5.12 LESSOR Performance of LESSEE Obligation. If LESSEE fails to make any payment under this Lease to a third party in connection with the Aircraft (except where such failure results only in a Permitted Lien or in no Lien) or fails to perform any other obligation required under this Lease, in either case, when due, LESSOR may (but is not required to) at its election and without waiver of its rights perform such obligation and/or pay such amount. Within five (5) Business Days after written notice to LESSEE of the amount paid by LESSOR on behalf of LESSEE, LESSEE will repay such amount to LESSOR together with Default Interest. Such payment to LESSOR will constitute additional Rent payable by LESSEE to LESSOR hereunder. Any payment, performance or compliance by LESSOR of a LESSEE obligation hereunder will not affect the occurrence or continuance of a Default or Event of Default, as the case may be.

5.13 Consideration for Rent and Other Amounts. The amount of the Rent and other payments contained herein are in consideration of LESSEE's waiver of warranties and indemnities set forth in Articles 8 and 17, respectively, and the other provisions of this Lease.

         ARTICLE 6     DELIVERY CONDITION AND INSPECTION OF AIRCRAFT
         ---------     ---------------------------------------------

6.1 LESSEE Selection of Aircraft. LESSEE COVENANTS TO LESSOR THAT LESSEE HAS USED ITS OWN JUDGMENT IN SELECTING THE AIRCRAFT AND HAS DONE SO BASED ON ITS SIZE, DESIGN AND TYPE. LESSEE ACKNOWLEDGES THAT LESSOR IS NOT A MANUFACTURER OF THE AIRCRAFT.

6.2 Condition at Delivery. LESSOR has advised LESSEE that at Delivery the Aircraft will be substantially in the condition set forth in Exhibit B. To the extent that at Delivery the Aircraft is not substantially different than as set forth in Exhibit B, LESSEE will nonetheless accept the Aircraft but LESSEE and LESSOR will record such discrepancies on the Estoppel and Acceptance Certificate and the return conditions set forth in Article 23 will be deemed amended in a corresponding fashion.

6.3 LESSEE Inspection of Aircraft at Delivery. LESSEE will have the right to conduct a full ground inspection, inspection of the Aircraft
Documentation and an acceptance flight not to exceed two hours (at LESSOR's cost) with respect to the Aircraft prior to accepting the Aircraft, comparable to those rights set forth in Article 23 hereof. LESSEE acknowledges that, as between it and LESSOR, in accepting the Aircraft it is relying on its own inspection and knowledge of the Aircraft in determining whether it meets the requirements of this Lease.

6.4 Delivery of Aircraft to LESSEE. Subject to LESSEE having performed all of the conditions precedent to delivery set forth herein, LESSOR will deliver the Aircraft to LESSEE at the Delivery Location. Provided that the Aircraft is in the condition required by Article 6.2 hereof and that LESSOR has met its obligations under this Lease, upon the tender of the Aircraft by LESSOR to LESSEE, LESSEE will accept the Aircraft and the date of tender by LESSOR to LESSEE will be deemed to be the Delivery Date for all purposes under this Lease, including, but not limited to, the commencement of LESSEE's obligation to pay Rent hereunder.

         ARTICLE 7     PRE-DELIVERY, DELIVERY AND POST-DELIVERY
         ---------     DOCUMENTARY AND OTHER REQUIREMENTS
                       ----------------------------------------

7.1               Pre-Delivery   Requirements.   LESSEE  will  do  each  of  the
following prior to the Scheduled Delivery Date of the Aircraft within the timeframes set forth below:

                  (a) Within one (1) month after execution of this Lease, LESSEE will deliver to LESSOR each of the following:

                           (1)      Copies  of   resolutions  of  the  Board  of
                           Directors of LESSEE or other written evidence of appropriate corporate action, duly certifying and authorizing the lease of the Aircraft hereunder and the execution, delivery and performance of this Lease, together with an incumbency certificate as to the person or persons authorized to execute and deliver documents on behalf of LESSEE hereunder.

                           (2) A draft opinion of counsel in substantially the form and substance of Exhibit F.

                  (b) At least fourteen (14) days prior to the Scheduled Delivery Date, LESSEE will have delivered to LESSOR a draft Certificate of Insurance and Brokers' Letter of Undertaking in the form and substance of Exhibits C and D, respectively, from LESSEE's insurance brokers evidencing insurance of the Aircraft in accordance with this Lease from the Delivery Date.

                  (c) At least three (3) days prior to the Scheduled Delivery Date, LESSEE will do each of the following:

                           (1) Provide LESSOR with a copy of such Aviation Documents as may be available prior to the Scheduled Delivery Date.

                           (2) Provide LESSOR with such other documents as LESSOR may reasonably request sufficiently in advance in order to permit LESSEE to comply with such request.

                  (d) At least one (1) day prior to the Scheduled Delivery Date, LESSEE will pay to LESSOR the first monthly installment of Rent (and any stub payment) in accordance with Article 5.3.2.

7.2 Delivery Requirements. On the Delivery Date (unless agreed otherwise below) of the Aircraft, each of the following will occur:

                  (a) LESSEE and LESSOR will execute and deliver to LESSOR an Estoppel and Acceptance Certificate in the form of Exhibit E covering the Aircraft and effective as of the Delivery Date. Execution of such Estoppel and Acceptance Certificate will be conclusive proof that LESSEE has, as between LESSEE and LESSOR, unconditionally accepted the Aircraft for lease under this Lease.

                  (b) LESSEE will deliver a certificate signed by an officer of LESSEE stating all of the following:

                           (1) The representations and warranties contained in Article 20 are true and accurate on and as of the Delivery Date as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date).

                           (2) No Default has occurred and is continuing or will result from LESSEE's lease of the Aircraft hereunder.

                           (3) Such officer has examined the Creditor Agreements between LESSEE and the other Creditors and none of such Creditor Agreements contains terms which provide or contemplate that such Creditors will obtain any right, title or interest in an Engine which is installed on another aircraft (or, if this is not the case, such officer will identify in the certificate the parties, the aircraft and the Creditor Agreements for which this statement is untrue).

                  (c) LESSEE's counsel will deliver an opinion of counsel substantially in the form of Exhibit F.

                  (d) LESSOR will deliver to LESSEE an assignment of Manufacturer and Engine manufacturer rights in the form and substance of Exhibits G and H.

                  (e) LESSEE will deliver to LESSOR a copy of such Aviation Documents that are deliverable by LESSEE as have not been previously delivered which are available.

                  (f) LESSOR will deliver to LESSEE an opinion of LESSOR's counsel as to the due execution and delivery of the Lease by LESSOR and as to the enforceability of the Lease.

                  (g) Prior to Delivery, LESSOR will register the Aircraft in the register of aircraft of the State of Registration showing LESSOR as the owner.

                  (h) LESSOR will deliver to LESSEE such Aviation Documents that are deliverable by LESSOR.

7.3               Post-Delivery Requirements.

                  (a) Within seven (7) days after Delivery or as soon thereafter as such documents become available, LESSEE and LESSOR will provide one another with copies of all Aviation Documents not previously delivered.

                  (b) Within three (3) Business Days after Delivery, LESSEE will provide LESSOR with copies of all UCC-1 financing statements required to be filed hereunder and, as soon as available thereafter, evidence that all such financing statements have been duly filed.

         ARTICLE 8     DISCLAIMERS
         ---------     -----------

         LESSOR HAS COMMITTED TO LESSEE THAT ON THE DELIVERY DATE THE AIRCRAFT WILL BE IN THE CONDITION REQUIRED BY EXHIBIT B. SUCH COMMITMENT OR COVENANT ON THE PART OF LESSOR EXPIRES AND THE DISCLAIMERS SET FORTH IN THIS ARTICLE 8 APPLY UPON LESSEE'S ACCEPTANCE OF THE AIRCRAFT AND EXECUTION OF THE ESTOPPEL AND ACCEPTANCE CERTIFICATE. AFTER SUCH TIME, THEN AS BETWEEN LESSOR AND LESSEE:

8.1 "As Is, Where Is". LESSEE UNCONDITIONALLY ACKNOWLEDGES AND AGREES THAT NEITHER LESSOR NOR ANY OF ITS OFFICERS, DIRECTORS, EMPLOYEES OR REPRESENTATIVES HAVE MADE OR WILL BE DEEMED TO HAVE MADE ANY TERM, CONDITION, REPRESENTATION, WARRANTY OR COVENANT EXPRESS OR IMPLIED (WHETHER STATUTORY OR OTHERWISE) AS TO (I) THE CAPACITY, AGE, AIRWORTHINESS, VALUE, QUALITY, DURABILITY, CONFORMITY TO THE PROVISIONS OF THIS LEASE AND THE PRIOR LESSEE LEASE AGREEMENT, DESCRIPTION, CONDITION (WHETHER OF THE AIRCRAFT, ANY ENGINE, ANY PART THEREOF OR THE AIRCRAFT DOCUMENTATION), DESIGN, WORKMANSHIP, MATERIALS, MANUFACTURE, CONSTRUCTION, OPERATION, DESCRIPTION, STATE, MERCHANTABILITY, PERFORMANCE, FITNESS FOR ANY PARTICULAR USE OR PURPOSE (INCLUDING THE ABILITY TO OPERATE THE AIRCRAFT OR USE THE AIRCRAFT DOCUMENTATION IN ANY OR ALL JURISDICTIONS) OR SUITABILITY OF THE AIRCRAFT OR ANY PART THEREOF, AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, KNOWN OR UNKNOWN, APPARENT OR CONCEALED, EXTERIOR OR INTERIOR, (II) THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK, COPYRIGHT OR OTHER INTELLECTUAL PROPERTY RIGHTS, (III) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE OR (IV) ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE AIRCRAFT OR ANY PART THEREOF, ALL OF WHICH ARE HEREBY EXPRESSLY EXCLUDED AND EXTINGUISHED.

8.2 Waiver of Warranty of Description. IN CONSIDERATION OF (I) LESSEE'S RIGHTS HEREUNDER TO INSPECT THE AIRCRAFT AND (II) LESSOR'S ASSIGNMENT TO LESSEE OF ANY EXISTING AND ASSIGNABLE WARRANTIES OF MANUFACTURER AND THE ENGINE MANUFACTURER, LESSEE HEREBY AGREES THAT ITS ACCEPTANCE OF THE AIRCRAFT AT DELIVERY AND ITS EXECUTION AND DELIVERY OF THE ESTOPPEL AND ACCEPTANCE CERTIFICATE CONSTITUTE LESSEE'S WAIVER OF THE WARRANTY OF DESCRIPTION, ANY CLAIMS LESSEE MAY HAVE AGAINST LESSOR BASED UPON THE FAILURE OF THE AIRCRAFT TO CONFORM WITH SUCH DESCRIPTION.

8.3               LESSEE Acknowledgement. LESSEE agrees that subject to Articles
6.2 and 8.1 hereof, it is leasing the Aircraft "AS IS, WHERE IS."

8.4 LESSEE Waiver. LESSEE hereby waives as between itself and LESSOR and agrees not to seek to establish or enforce any rights and remedies, express or implied (whether statutory or otherwise) against LESSOR or the Aircraft relating to any of the matters as to which LESSOR has made a disclaimer in Articles 8.1 or 8.2.

8.5 Conclusive Proof. DELIVERY BY LESSEE TO LESSOR OF THE ESTOPPEL AND ACCEPTANCE CERTIFICATE WILL BE CONCLUSIVE PROOF AS BETWEEN LESSOR AND LESSEE THAT LESSEE'S TECHNICAL EXPERTS HAVE EXAMINED AND INVESTIGATED THE AIRCRAFT AND ENGINES AND THE AIRCRAFT AND ENGINES AND THE AIRCRAFT DOCUMENTATION ARE IN EVERY WAY SATISFACTORY TO LESSEE.

8.6 No LESSOR Liability for Losses. LESSEE agrees that, except as otherwise agreed in writing by LESSOR, LESSOR will not be liable to LESSEE, any sublessee or any Person, whether in contract or tort and however arising, for any cost, loss or damage (consequential or otherwise) arising out of the condition of the Aircraft, whether or not due in whole or in part to an act or omission or the active or passive negligence of LESSOR.

8.7 No Liability to Repair or Replace. LESSOR will not be liable for any expense in repairing or replacing any item of the Aircraft or be liable to supply another aircraft or any item in lieu of the Aircraft or any part thereof if the same is lost, confiscated, damaged, destroyed or otherwise rendered unfit for use.

8.8 No Waiver. Nothing in this Article 8 or elsewhere in this Lease will be deemed to be a waiver by LESSEE of any rights it may have against Manufacturer, the Engine manufacturer or any other Person.

         ARTICLE 9     MANUFACTURERS' AND VENDORS' WARRANTIES
         ---------     --------------------------------------

9.1 Warranties. Effective at Delivery, LESSOR hereby assigns to LESSEE for the duration of the Lease Term the benefit of all warranties and indemnities given to LESSOR by Manufacturer, the Engine manufacturer and other vendors, repair, overhaul or service facilities with respect to the Aircraft.

9.2 Reassignment. On the Termination Date, the benefit of any warranty assigned by LESSOR to LESSEE pursuant to Article 7.2 or 9.1 will be reassigned automatically to LESSOR or its designee. LESSEE's rights under such warranties (including LESSEE's claims and rights to payment thereunder) will revert to LESSOR during any period in which an Event of Default is continuing. LESSEE at its own cost and expense will do all such things and execute such documents as may be required for this purpose.

9.3 Warranty Claims. LESSEE will diligently and promptly pursue any valid claims it may have against Manufacturer and others under such warranties with respect to the Aircraft and at LESSOR's request, will provide notice of the same to LESSOR.

         ARTICLE 10    OPERATION OF AIRCRAFT
         ----------    ---------------------

10.1 Costs of Operation. LESSEE will pay all costs incurred in the operation of the Aircraft during the Lease Term, for profit or otherwise, including the costs of flight crews, cabin personnel, fuel, oil, lubricants, maintenance, insurance, storage, landing and navigation fees, airport charges, passenger service and any and all other expenses of any kind or nature, directly or indirectly, in connection with or related to the use, movement and operation of the Aircraft. The obligations, covenants and liabilities of LESSEE under this paragraph arising prior to return of the Aircraft to LESSOR will continue in full force and effect, notwithstanding the termination of this Lease or expiration of the Lease Term except as set forth in Article 5.11.2.

10.2 Compliance with Laws. LESSEE agrees throughout the Lease Term to maintain operational control of the Aircraft and use the Aircraft in accordance with applicable Laws of the State of Registration and of any country, state, territory or municipality into or over which LESSEE may operate and in accordance with the applicable regulations of IATA. LESSEE will not employ, suffer or cause the Aircraft to be used in any business which is forbidden by Law or in any manner which may render it liable to condemnation, destruction, seizure, or confiscation by any authority. LESSEE will not permit the Aircraft to fly to any airport or country if so doing would cause LESSOR to be in violation of any U.S. Law.

10.3 Training. LESSEE will not use the Aircraft for testing or for training of flight crewmembers other than LESSEE crewmembers and will not use the Aircraft for training any more than it utilizes for training the other aircraft in its fleet.

10.4 No Violation of Insurance Policies. LESSEE will not use or permit the Aircraft to be used in any manner or for any purpose which is not covered by the insurance policies LESSEE is required to carry and maintain as set forth in this Lease. LESSEE will not carry any goods of any description excepted or exempted from such policies or do any other act or permit to be done anything which could reasonably be expected to invalidate or limit any such insurance policy.

10.5              Flight Charges.

10.5.1 LESSEE will pay promptly when due all enroute navigation charges, navigation service charges and all other charges payable by LESSEE (unless incurred by a third party or LESSOR following a breach of LESSOR's covenant of quiet enjoyment) for the use of or for services provided at any airport in respect of the Aircraft and will indemnify and hold LESSOR harmless in respect of the same. This indemnity will continue in full force and effect notwithstanding the termination or expiration of the Lease Term for any reason or the return of the Aircraft.

         ARTICLE 11    SUBLEASES
         ----------    ---------

11.1 No Sublease without LESSOR Consent. LESSEE WILL NOT SUBLEASE OR PART WITH POSSESSION OF THE AIRCRAFT OTHER THAN AS SET FORTH IN ARTICLE 11.3 HEREOF (EXCEPT FOR MAINTENANCE AND REPAIR) AT ANY TIME WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR (NOT TO BE UNREASONABLY WITHHELD) AND IN ACCORDANCE WITH SUCH REQUIREMENTS AS MAY FROM TIME TO TIME BE AGREED IN WRITING BETWEEN LESSOR AND LESSEE. The wet leasing of the Aircraft during the Lease Term (in which LESSEE and its crews retain operational control of the Aircraft) will not be considered a sublease of the Aircraft.

11.2 Subleasing Proposal Fee. Any subleasing proposals submitted to LESSOR will be subject to a processing fee of Twenty-five Thousand U.S. Dollars (US$ 25,000), payable on demand (whether the sublease is approved or not). In addition, LESSEE will indemnify LESSOR on demand for all out-of-pocket expenses (including legal fees) incurred in connection with its assessment of the proposal or its implementation. Notwithstanding the foregoing, if LESSEE contacts LESSOR and suggests a sublessee which LESSOR rejects without having to do any analysis, LESSEE will not be required to pay the processing fee.

11.3 Civil Reserve Air Fleet Program. LESSEE may subject the Aircraft to the Civil Reserve Air Fleet Program ("CRAF") and transfer possession of the Aircraft to the United States, or any agency or instrumentality thereof, pursuant to CRAF, so long as (i) LESSEE shall promptly notify LESSOR upon subjecting the Aircraft to CRAF and provide LESSOR with the name and address of the appropriate Contracting Officer Representative for the Military Airlift Command of the United States Air Force, (ii) LESSEE shall promptly notify LESSOR of any such transfer, and (iii) the period of such transfer does not extend beyond the end of the Lease Term.

11.4 Any Approved Sublease. Any sublease approved by LESSOR will be for a term no greater than the remaining Lease Term and contain provisions consistent with this Lease protecting LESSOR's title to the Aircraft. Any such sublease will also provide LESSOR indemnities substantially similar to those set forth in this Lease and contain maintenance and repair standards for the Aircraft substantially similar to those set forth in this Lease. The insurances which will be carried by the sublessee and the circumstances which constitute a Total Loss of the Aircraft will also be substantially similar to those set forth herein. Any such sublease will be subject and subordinate to this Lease. In its sole discretion, LESSOR may require an opinion of counsel in connection with such sublease, including LESSOR's rights to repossess the Aircraft in the event of an Event of Default hereunder or under the sublease. LESSEE will not amend the terms of any approved sublease without the prior written consent of LESSOR, which will not be unreasonably withheld.

11.5 Assignment of Sublease. Any approved sublease will be assigned to LESSOR as security. LESSEE will deliver the original counterpart of the sublease to LESSOR and make any filings necessary to protect LESSOR's security interest.

11.6 Continued Responsibility of LESSEE. LESSEE will continue to be responsible for performance of its obligations under this Lease during any period of sublease.

         ARTICLE 12    MAINTENANCE OF AIRCRAFT
         ----------    -----------------------

12.1 General Obligation. During the Lease Term and until the Aircraft is returned to LESSOR in the condition required by this Lease, LESSEE alone has the obligation, at its expense, to maintain and repair the Aircraft, Engines and all of the Parts (i) in accordance with the Maintenance Program,
(ii) in accordance  with the rules and  regulations  of the Aviation  Authority,
(iii) in conformance to its type design, (iv) in accordance with any other regulations or requirements necessary in order to maintain a valid Certificate of Airworthiness for the Aircraft (except during those periods when the Aircraft is undergoing maintenance or repairs as required or permitted by this Lease and to the extent in conflict with the requirements of the Aviation Authority) and
(v) in the same manner and with the same care as used by LESSEE with respect to similar aircraft, engines, and parts operated by LESSEE and without in any way discriminating against the Aircraft.

12.2 Specific Obligations. Without limiting Article 12.1, LESSEE agrees that such maintenance and repairs will include but will not be limited to each of the following specific items:

                  (a)      Performance  in  accordance   with  the   Maintenance
                  Program of all routine and non-routine maintenance work.

                  (b) Incorporation in the Aircraft of all applicable airworthiness directives or equivalent (referred to in this Lease generally as "airworthiness directives") of the FAA and the Aviation Authority, all alert service bulletins of Manufacturer, Engine manufacturer and other vendors or manufacturers of Parts incorporated on the Aircraft and any service bulletins which must be performed in order to maintain the warranties on the Aircraft, Engines and Parts.

                  (c) Incorporation in the Aircraft of all other service bulletins of Manufacturer, the Engine manufacturer and other vendors which LESSEE schedules to adopt within the Lease Term for the rest of its 737-300 aircraft fleet. It is the intent of the parties that the Aircraft will not be discriminated from the rest of LESSEE's fleet in service bulletin compliance (including method of compliance) or other maintenance matters. LESSEE will not discriminate against the Engines with respect to Overhaul build standards and life limited part replacements.

                  (d) Incorporation into the Maintenance Program for the Aircraft of a corrosion prevention and control program as recommended by Manufacturer, the Aviation Authority and the FAA and the correction of any discrepancies in accordance with the recommendations of Manufacturer and the Structural Repair Manual. In addition, all inspected areas will be properly treated with corrosion inhibitor as recommended by Manufacturer.

                  (e) Incorporation into the Maintenance Program of an anti-fungus/biological growth and contamination prevention, control and treatment program of all fuel tanks in accordance with Manufacturer's approved procedures.

                  (f) Providing LESSOR with written summaries of the results of all maintenance and inspection sampling programs, if any, involving or affecting the Aircraft and the rest of its 737-300 aircraft fleet.

                  (g) Maintaining in English and keeping in an up-to-date status the records and historical documents set forth in Attachment 1 of Exhibit I, however LESSEE will not be responsible for any specific documents not delivered to LESSEE by LESSOR or for the translation of any documents delivered by LESSOR in a language other than English.

                  (h) Maintaining historical records, in English, for on-condition, condition-monitored, hard time and life limited Parts (including certification documents from the manufacturer of such Part or a repair facility which evidence that such
                  Part is new or overhauled and establish authenticity, total time in service expressed in hours, cycles and/or calendar time as applicable and time since overhaul for such Part), the hours and cycles the Aircraft and Engines operate and all maintenance and repairs performed on the Aircraft.

                  (i) Properly documenting and maintaining historical records of all maintenance, repairs, Modifications, alterations, compliance with Airworthiness Directives, accomplishment of instructions and recommendations from the manufacturer such as service bulletins, service letters, in-service activities, etc., and the addition, removal or replacement of equipment, systems or components in accordance with the rules and regulations of the Aviation Authority and reflecting such items in the Aircraft Documentation. In addition, all repairs to the Aircraft will be accomplished in accordance with Manufacturer's Structural Repair Manual (or FAA- approved data supported by FAA Form 8110-3 or equivalent and FAA Form 337). All Modifications and alterations will also be accomplished in accordance with FAA-approved data supported by FAA Form 8110-3 or equivalent and FAA Form 337.

                  (j) Ensuring that Overhauls are accomplished utilizing maintenance and quality control procedures approved by the Aviation Authority and that the repair agency provides a complete record and description of all work performed during the course of such overhaul including teardown, inspection, shop findings reports and certifies that such Overhaul was accomplished in accordance with the manufacturer's overhaul manual, that the equipment is airworthy and released for return to service and that the Aircraft, Engine, or Part was in conformity with its original type design.

12.3              Replacement of Parts.

12.3.1 LESSEE, at its own cost and expense, will promptly replace all Parts that may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or rendered unfit or beyond economical repair (BER) for use for any reason. In the ordinary course of maintenance, repair, Overhaul or testing, LESSEE may remove any Part provided that LESSEE replaces such part as promptly as practicable. All replacement Parts will (i) be free and clear of all Security Interests (except Permitted Liens) of any kind or description,
                  (ii) be in airworthy condition and of at least equivalent model, service bulletin and modification status and have a value and utility at least equal to the Parts originally installed at Delivery and (iii) have a current FAA-approved "serviceable tag" of the manufacturer or maintenance facility providing such items to LESSEE, indicating that such Parts are new, serviceable or overhauled. So long as a substitution meets the requirements of the Maintenance Program and Aviation Authority, LESSEE may substitute for any Part a part that does not meet the requirements of the foregoing sentence if a complying Part cannot be procured or installed within the available groundtime of the Aircraft and as soon as practicable the noncomplying part is removed and replaced by a complying Part.

12.3.2 All Parts removed from the Airframe or any Engine will remain the property of LESSOR and subject to this Lease no matter where located, until such time as such Parts have been replaced by Parts (which have been incorporated or installed in or attached to the Airframe or such Engine) which meet the requirements for replacement Parts specified above and title to such replacement Parts has passed to LESSOR under the Laws of the State of Registration and lex situs. To the extent permitted by the Laws of the State of Registration and the lex situs it is the intent of LESSOR and LESSEE that without further act and immediately upon any replacement Part becoming incorporated, installed or attached to the Airframe or an Engine as above provided, (i) title to the removed Part will thereupon vest in LESSEE, free and clear of all rights of LESSOR, (ii) title to the replacement Part will thereupon vest in LESSOR free and clear of all rights of LESSEE and (iii) such replacement Part will become subject to this Lease and be deemed to be a Part hereunder to the same extent as the Parts originally incorporated or installed in or attached to the Airframe or such Engine.

12.4              Removal of Engines.

12.4.1 If an Engine is removed for testing, service, repair, maintenance, overhaul work, alterations or modifications, title to such Engine will at all times remain vested in LESSOR.

12.4.2 LESSEE will be entitled to remove any of the Engines from the Aircraft and install another engine or engines on the Aircraft, provided that LESSEE complies with each of the following obligations:

                  (a) The insurance requirements set forth in Article 18 and Exhibit C are in place.

                  (b)      LESSEE   ensures  that  the   identification   plates
                  referred to in Article 15 are not removed from any Engine upon such Engine being detached from the Aircraft.

                  (c) Title to the Engine remains with LESSOR free from all Security Interests (except Permitted Liens) regardless of the location of the Engine or its attachment to or detachment from the Aircraft.

12.5 Installation of Engines on other aircraft. Any Engine removed from the Aircraft may be installed on another aircraft in LESSEE's fleet which utilizes engines of the same type as the Engine only if one of the situations described in this
                  Article 12.5 exists:

12.5.1 LESSEE or LESSOR has title to such other aircraft free and clear of all Security Interests (except Permitted Liens).

12.5.2 LESSEE, LESSOR and all of the Creditors of LESSEE of such aircraft enter into an engines cooperation agreement in form and substance acceptable to LESSOR in which each party agrees to recognize the other parties' rights in the engines. LESSEE will reimburse LESSOR and its Lender for their reasonable attorneys' fees and costs in negotiating and finalizing the engine cooperation agreements with LESSEE and its Creditors.

12.5.3 Such other aircraft is subject to a Creditor Agreement (but no other Security Interests except Permitted Liens) which by its terms expressly or effectively states that such Creditor and its successors and assigns will not acquire any right, title or interest in any Engine by reason of such Engine being installed on such aircraft. To evidence the foregoing, at or before Delivery, LESSEE will provide LESSOR with an officer's certificate as to this matter (and such an officer's certificate will be provided annually during the Lease Term in accordance with Article 22 with respect to other Creditor Agreements regarding aircraft entering LESSEE's operating fleet subsequent to Delivery). LESSEE hereby agrees that if LESSOR's title to an Engine is in fact impaired under any such Creditor Agreement, such impairment will be a Total Loss of such Engine and the provisions of Article 19.5 will apply. To the extent another Creditor Agreement contains such provisions, then LESSOR hereby agrees for the benefit of the Creditor of such Creditor Agreement that neither LESSOR nor its successors or assigns will acquire or claim any right, title or interest in any engine in which LESSEE or another
                  Creditor has an interest as a result of such engine being installed on the Airframe.

12.6              Modifications.

12.6.1 No modification, alteration, addition or removal to the Aircraft ("Modification") expected to cost over Four Hundred Thousand U.S. Dollars (US$ 400,000) or deviation from the Aircraft's original type design or configuration will be made without the prior written consent of LESSOR, which consent will not be unreasonably withheld. "Modifications" do not include airworthiness directives of the Aviation Authority or FAA or Manufacturer's recommended service bulletins or any other work required to be performed by LESSEE under this Lease, for which LESSOR consent is not required.

12.6.2 LESSOR may review LESSEE's proposed designs, plans, engineering drawings and diagrams, and flight and maintenance manual revisions for any proposed Modification. If requested by LESSOR, LESSEE will furnish LESSOR with such documents in final form and any other documents required by Law, as a result of such Modification. All Modifications incorporated on the Aircraft will be properly documented in the Aircraft Documentation and be fully approved by the Aviation Authority.

12.6.3            Notwithstanding   any  other   provision  of  this  Lease,  no
                  modification will be made which has the effect of
                  decreasing   the   utility  or  value  of  the   Aircraft   or
                  invalidating any warranty applicable to the Aircraft.

12.6.4 No Modification will be made by LESSEE if an Event of Default exists and is continuing hereunder.

12.6.5 Unless otherwise agreed by LESSOR in writing, all permanent or structural Modifications (except for the installation of a leased telephone system) will forthwith become a part of the Aircraft and LESSEE relinquishes to LESSOR all rights and title thereto. However, all temporary and non-structural Modifications will remain the property of LESSEE and, at LESSEE's option or LESSOR's request and LESSEE's cost, will be removed from the Aircraft prior to return of the Aircraft, with LESSEE restoring the Aircraft to the condition it was in prior to the Modification in a manner cosmetically acceptable to LESSOR. Notwithstanding the foregoing, no such removal will be permitted without LESSOR's permission after the occurrence of an Event of Default hereunder and immediately upon the occurrence of an Event of Default hereunder, without the requirement of any further act or notice, all right, title and interest in such Modifications will immediately vest in LESSOR.

12.6.6 LESSOR will bear no liability for the cost of Modifications of the Aircraft whether in the event of grounding or suspensions of certification, or for any other cause.

12.7 Pooling of Engines and Parts. LESSEE may subject the Engines and Parts to normal interchange or pooling agreements with responsible scheduled commercial air carriers customary in the airline industry and entered into by LESSEE in the ordinary course of its business with respect to its entire 737-300 fleet so long as (i) in the case of pooling of an Engine, such Engine is returned to LESSEE within three (3) months, (ii) no transfer of title to the Engine occurs, (iii) all other terms of this Lease continue to be observed with respect to the Engines or Parts, including but not limited to Articles 8, 10, 14, 15, 16, 17, 18 and 19 and (iv) LESSEE continues to be fully responsible to LESSOR for the performance of all of its obligations hereunder.

12.8 Performance of Work by Third Parties. Whenever maintenance and repair work on the Aircraft or Engines will be regularly performed by a Person other than LESSEE, such Person will be an FAA-approved repair station.

12.9              Reporting Requirements.

                  (a) Commencing with a report furnished ten (10) days after the end of the calendar month in which Delivery occurs, LESSEE will furnish to LESSOR a monthly report in English in the form attached hereto as Exhibit J or another form that contains substantially the same information. Each monthly report will be furnished within ten (10) days after the end of each calendar month, except that the monthly report pertaining to the last month (or any portion thereof) of the Lease Term will be furnished to LESSOR on the Termination Date.

                  (b) Thirty (30) days prior to the induction of the Aircraft into each "C" check, LESSEE will advise LESSOR of the location of the check, the date the Aircraft will be inducted and the workscope.

                  (c) Upon LESSOR's request, LESSEE will provide LESSOR with a technical report for the Aircraft in the form and substance of Exhibit L, as revised.

12.10 Information Regarding Maintenance Program. LESSEE will provide LESSOR with a copy of or information regarding the Maintenance Program for the Aircraft, as requested by LESSOR and LESSOR will maintain the confidentiality of such Maintenance Program and/or such information.

12.11 LESSOR Rights to Inspect Aircraft. On reasonable notice, LESSOR and/or its authorized agents or representatives will have the right to inspect the Aircraft and Aircraft Documentation. LESSOR agrees that such requests will be coordinated with LESSEE so as to cause the minimum practical disturbance to LESSEE's operation or its personnel. LESSEE agrees to cooperate with LESSOR in making the Aircraft and Aircraft Documentation available to such authorized technical teams. LESSOR will have no duty to make any such inspection and will not incur any liability or obligation by reason of (and LESSEE's indemnity obligations pursuant to Article 17 will apply notwithstanding) not making any such inspection or by reason of any reports it receives or any reviews it may make of the Aircraft records.

         ARTICLE 13    USE OF RESERVES
         ----------    ---------------

13.1 Airframe Reserves. LESSOR will reimburse LESSEE from the Airframe Reserves for the actual cost of the structural inspection portion of completed scheduled "C" checks as described in the MPD and the rectification of any structural deficiencies resulting from such inspection, with work performed for all other causes excluded, including those causes set forth in Article 13.4. Excluding handling, packaging, shipping charges, and Taxes, reimbursement will be made up to the amount in the Airframe Reserve.

13.2              Engine Reserves.

13.2.1 Subject to the limitations set forth in Article 13.2.2, LESSOR will reimburse LESSEE from the Engine Reserves for the actual cost associated with performance restoration or the replacement of life limited parts or permanent repair of on-condition parts in the basic Engine during completed Engine shop visits (i.e. heavy maintenance visits) requiring off-wing teardown and/or disassembly, with work performed for all other causes excluded, including those causes set forth in Article
                  13.4. Subject to Article 13.2.2 and excluding handling, packaging, and shipping charges and Taxes, reimbursement for an Engine will be made up to the amount in the Engine Reserve applicable to such Engine.

13.2.2 Twenty-five percent (25%) of the per hour Engine Reserve payable by LESSEE for an Engine will be designated and will be reimbursable solely for the replacement of life limited parts in such Engine.

13.3 Reimbursement. LESSOR shall reimburse LESSEE from the Reserves after the work is completed and invoices and proper documentation have been submitted to LESSOR, provided such documentation is submitted within six (6) months after completion of the work. LESSOR will use diligent and reasonable efforts to reimburse Reserves as soon as possible but in no event later than thirty (30) days following receipt of the complete and proper documentation. In the event any portion of a claim is being disputed, LESSOR will reimburse the undisputed portion within said 30 days and the disputed portion at such time as the dispute is resolved. For the Airframe, proper documentation includes a list of all routine and non-routine work cards with corresponding references to the MPD task card reference and an itemized labor and materials report. For each Engine, proper documentation includes a description of the reason for removal, TSN and CSN at removal, a shop teardown report, a shop findings report, a full description of the workscope and complete disk records for the Engine both prior to and after the shop visit. Both the invoice supplied by the Engine repair facility and that submitted by LESSEE to LESSOR with respect to an Engine will state whether or not credits were provided due to life remaining on any removed Engine Parts and the amount of any such credits will be itemized.

13.4 Reimbursement Adjustment. By way of example, among the exclusions from reimbursement are those items resulting from repairs covered by LESSEE's or a third party's insurance, (deductibles being for the account of LESSEE) or required as a result of an airworthiness directive, manufacturer's service bulletin, faulty maintenance or installation, improper operations, misuse, neglect, accident, incident, ingestion, or other accidental cause.
Reimbursement from the Reserves will not be available for the APU, thrust reversers, landing gear or any of their associated-components. All invoices subject to reimbursement from LESSOR will be reduced (by adjustment between LESSEE and LESSOR retroactively if necessary) by the actual amounts received by LESSEE on account of such work from responsible third parties or other sources, such as insurance proceeds, manufacturer's warranties, guarantees, concessions and credits (including, with respect to Engines, credits due to life remaining on any removed Engine Parts).

13.5 Costs in Excess of Reserves. LESSEE will be responsible for payment of all costs in excess of the amounts reimbursed hereunder. If on any occasion the balance in the Airframe or an Engine Reserve is insufficient to satisfy a claim for reimbursement in respect of the Airframe or such Engine, the shortfall may not be carried forward or made the subject of any further claim for reimbursement.

13.6 Reimbursement after Termination Date. LESSEE may not submit any invoice for reimbursement from the Reserves after the Termination Date unless on or prior to such date LESSEE has notified LESSOR in writing that such outstanding invoice will be submitted after the Termination Date and the anticipated amount, of such invoice. So long as LESSEE has provided such notice to LESSOR, LESSEE may then submit such outstanding invoice at any time within six (6) months after the Termination Date. Subject to the foregoing, any balance remaining in the Airframe and Engine Reserves on the Termination Date, will be retained by LESSOR. Notwithstanding the foregoing, following a Total Loss of the Aircraft, any balance remaining in the Reserves will be shared equally by LESSOR and LESSEE after deducting and first paying to LESSEE any reimbursable amounts for which LESSEE has already submitted invoices.

         ARTICLE 14    TITLE AND REGISTRATION
         ----------    ----------------------

14.1 Title to the Aircraft During Lease Term. Title to the Aircraft will be and remain vested in LESSOR. LESSOR and LESSEE intend this Lease to be a "true lease." LESSEE will have no right, title or interest in the Aircraft except as provided in this Lease.

14.2 Registration of Aircraft. LESSOR at LESSEE's sole cost and expense will (i) register and maintain registration of the Aircraft in the name of LESSOR at the register of aircraft in the State of Registration, and (ii) file UCC-1 financing statements regarding the Aircraft and LESSOR's interest therein in the State of Colorado. LESSEE will, to the extent possible, from time to time, take all other steps then required by Law (including the Geneva Convention if applicable) or by practice, custom or understanding or as LESSOR may reasonably request to protect and perfect LESSOR's interest in the Aircraft and this Lease in the State of Registration or in any other jurisdictions in or over which LESSEE may operate the Aircraft.

14.3 Filing of this Lease. To the extent permitted by Law and in accordance with the requirements of the Law from time to time, LESSEE at its sole cost and expense will cause this Lease to be kept, filed, recorded and refiled or rerecorded at the FAA, with the proviso that the commercial terms are to be reacted prior to recordation.

         ARTICLE 15    IDENTIFICATION PLATES
         ----------    ---------------------

         LESSOR will affix and LESSEE will at all times maintain on the Airframe and each Engine the identification plates containing the following legends or any other legend requested by LESSOR in writing:

                              Airframe Identification Plates
                              ------------------------------

Location:                  One to be affixed to the Aircraft structure above the
                           forward entry door adjacent to and not less prominent than that of the Manufacturer's data plate and another in a prominent place on the flight deck.

Size:                      No smaller than 4" X 6"

Legend:                    "THIS AIRCRAFT IS OWNED BY INTERNATIONAL LEASE
                           FINANCE CORPORATION.

                           MANUFACTURER'S SERIAL NO:  24299

                           OWNER'S ADDRESS:

                           INTERNATIONAL LEASE FINANCE CORPORATION 1999 Avenue of the Stars, 39th Floor Los Angeles, California 90067 United States of America

                           Telex:  69-1400 INTERLEAS BVHL
                           Fax:    (310) 788-1990"



                              Engine Identification Plates
                              ----------------------------

Location:                  The  legend  on the plate  must be no less  prominent
                           than the Engine data plate and must be visible.

Size:                      No smaller than 2" X 6"

Legend
(Engines):                 "THIS ENGINE IS OWNED BY INTERNATIONAL  LEASE FINANCE
                           CORPORATION, LOS ANGELES, CALIFORNIA, USA."

         ARTICLE 16    TAXES
         ----------    -----

16.1 General Obligation of LESSEE. Except as set forth in Article 16.2, LESSEE agrees to pay promptly when due, and to indemnify and hold harmless LESSOR on a full indemnity basis from, all license and registration fees and all taxes, fees, levies, imposts, duties, charges, deductions or withholdings of any nature (including without limitation any value added, franchise, transfer, sales, gross receipts, use, business, excise, personal property, stamp or other tax) together with any assessments, penalties, fines, additions to tax or interest thereon, however or wherever imposed (whether imposed upon LESSEE, LESSOR, on all or part of the Aircraft, the Engines or otherwise), by any Government Entity or taxing authority in the U.S. or any foreign country or by any international taxing authority (including the City or County of Los Angeles), upon or with respect to, based upon or measured by any of the following (collectively, "Taxes"):

                  (a)      the Aircraft, the Engines or any Parts.

                  (b) the use, operation or maintenance of the Aircraft or carriage of passengers or freight during the Lease Term.

                  (c) this Lease, the payments due hereunder and the terms and conditions hereof.

                  (d)      the ownership, financing, delivery, import or export,
                  return,   sale,  payment  of  Total  Loss  Proceeds  or  other
                  disposition of the Aircraft.

16.2              Exceptions to Indemnity. The indemnity provided for in Article
16.1 does not extend to any of the following Taxes:

                  (a) Imposed by the U.S., any State thereof or any foreign country or international taxing authority on the net or gross income, gross receipts, capital or net worth of LESSOR, or doing business, franchise, minimum or similar Taxes.

                  (b) Attributable to the period prior to Delivery or after return of the Aircraft to LESSOR in accordance with this Lease or after the termination of this Lease (it being understood and agreed that the exclusion contained in this Section 16.2(b) shall not apply to Taxes assessed following such periods or prior to such periods) if such Taxes are attributable to such periods.

                  (c) Attributable to LESSOR's gross negligence, willful misconduct or breach of this Lease.

                  (d) (I) Imposed as a result of a sale, assignment, transfer or other disposition (whether voluntary or involuntary) by LESSOR of any legal or beneficial interest in the Aircraft or in this Lease (a "LESSOR, Transfer") or (II) to the extent such Taxes exceed the amount of Taxes that would have been imposed and indemnified against by the LESSEE had there not been a LESSOR Transfer; provided that the exclusion set forth in this subparagraph (d) shall not apply to a LESSOR Transfer resulting from LESSOR's exercise of any remedies provided for in Article 25 in connection with an Event of Default that has occurred and is continuing.

                  (e)      Being  contested in accordance with the provisions of
                  Section 16.5.

                  (f) That would not have been imposed but for any failure of LESSOR to (i) file proper and timely reports or returns or to pay any Taxes when due, or (y) comply with any certification, information, documentation, reporting or other similar requirements concerning the nationality, residence, identity or connection with the jurisdiction imposing such Taxes, if such compliance is required to obtain or establish relief or exemption from or reduction in such Taxes and LESSOR was eligible to comply with such requirement.

16.3 After-Tax Basis. The amount which LESSEE is required to pay with respect to any Taxes indemnified against under Article 16.1 is an amount sufficient to restore LESSOR on an after-tax basis to the same position LESSOR would have been in had such Taxes not been incurred.

16.4 Timing of Payment. Any amount payable to LESSOR pursuant to this Article 16 will be paid within ten (10) days after receipt of a written demand therefor from LESSOR accompanied by a written statement describing in reasonable detail the basis for such indemnity and the computation of the amount so payable (and if reasonably requested by LESSEE, LESSOR will provide additional information as may be reasonably necessary to substantiate such claims) provided, however, that such amount need not be paid by LESSEE prior to the earlier of (i) the date any Tax is payable to the appropriate Government Entity or taxing authority or (ii) in the case of amounts which are being contested by LESSEE in good faith or by LESSOR pursuant to Article 16.5, the date such contest is finally resolved.

16.5 Contests. If written claim is made against LESSOR for Taxes with respect to which LESSEE is liable for a payment or indemnity under this Lease, LESSOR will promptly give LESSEE notice in writing of such claim provided, however, that LESSOR's failure to give notice will not relieve LESSEE of its obligations hereunder, unless such failure materially impairs or precludes

LESSEE's ability to contest the claim. So long as (i) a contest of such Taxes does not involve any danger of the sale, forfeiture or loss of the Aircraft or any interest therein, (ii) if LESSOR so requests, LESSEE has provided LESSOR with an opinion of independent tax counsel that a reasonable basis exists for contesting such claim and (iii) adequate reserves have been made for such Taxes or, if required, an adequate bond has been posted, then LESSOR at LESSEE's written request will in good faith, with due diligence and at LESSEE's expense, contest (or permit LESSEE to contest in the name of LESSEE or LESSOR) the validity, applicability or amount of such Taxes.

16.6 Tax Benefits. Upon receipt by LESSOR of a refund of all or any part of any Taxes (including any deductions or withholdings referred to in Article 5.8) which LESSEE has paid, LESSOR will promptly pay to LESSEE an amount that is equal to the amount of such Tax Benefit, or any other Tax Benefit resulting from Taxes paid by LESSEE.

16.7 Cooperation in Filing Tax Returns. LESSEE and LESSOR will cooperate with one another in providing information which may be reasonably required to fulfill each party's tax filing requirements and any audit information request arising from such filing. LESSOR shall furnish from time to time to LESSEE such returns, statements or other documentation ("Tax Forms") in such form and with such substance as in the reasonable opinion of LESSEE shall enable LESSOR or LESSEE to claim an available reduction of or exemption from Taxes that LESSEE may be required to pay or indemnify against hereunder.

16.8 Survival of Obligations. The representations, warranties and agreements of LESSEE provided for in this Article 16 shall survive the Termination Date and the indemnities provided for in this Article 16 shall survive until the expiration of the applicable statute of limitations for the Taxes to which such indemnities relate.

         ARTICLE 17    INDEMNITIES
         ----------    -----------

17.1 General Indemnity. Except as set forth in Article 17.2, LESSEE agrees to indemnify and hold harmless LESSOR and its officers, directors, employees, agents and shareholder (individually an "Indemnitee" and collectively "Indemnitees") from any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs, disbursements and expenses (including legal fees, costs and related expenses) of every kind and nature, whether or not LESSEE accepts the Aircraft (however, if LESSEE has not accepted the Aircraft, LESSEE will not be obligated to indemnify LESSOR for Expenses arising out of subparagraphs (b), except with respect to inspections or injury or death to LESSEE employees or agents, (c), or (e)) (collectively "Expenses"), which are imposed on, incurred by or asserted against any Indemnitee and which are in any way relating to, based on or arising out of any of the following:

                  (a)      This Lease or any transactions contemplated hereby.

                  (b) The operation, possession, use, non-use, control, leasing, subleasing, maintenance, storage, Overhaul testing, inspections or return flights of the Aircraft, any Engine or any Part during the Lease Term by LESSEE, any sublessee or any other Person, whether or not the same is in compliance with the terms of this Lease, including without limitation claims for death, personal injury, property damage, other loss or harm to any Person and claims relating to any Laws, including without limitation environmental control, noise and pollution laws, rules or regulations.

                  (c) The manufacture, design, sale after an Event of Default, acceptance hereunder, rejection, delivery, return, export after an Event of Default, condition, repair, modification, servicing, rebuilding, enforcement of warranties whether in LESSOR's or LESSEE's name, airworthiness, registration, reregistration, performance, merchantability, fitness for use, substitution or replacement of the Aircraft, Engine or any Part under this Lease or other transfer of use or possession of the Aircraft, Engine or any Part, including under a pooling or interchange arrangement, including without limitation, latent and other defects, whether or not discoverable, and patent, trademark or copyright infringement.

                  (d) Any non-compliance by LESSEE with any term of this Lease or the falsity or inaccuracy of any representation or warranty of LESSEE set forth herein.

                  (e) The prevention or attempt to prevent the arrest, confiscation, seizure, taking in execution, impounding, forfeiture or detention of the Aircraft, or in securing the release of the Aircraft.

                  (f) As a consequence of any Default in payment by LESSEE of any sum to be paid by LESSEE when due under this Lease or any other Default by LESSEE in the due and punctual performance of its obligations under this Lease.

The foregoing indemnity by LESSEE is intended to include and cover any Expense to which an Indemnitee may be subject (in contract, tort, strict liability or under any other theory) regardless of the negligence, active or passive or any other type, of such Indemnitee, so long as such Expense does not fall within any of the exceptions listed in Article 17.2.

17.2 Exceptions to General Indemnities. The indemnity provided for in Article 17.1 will not extend to Expenses of any Indemnitee to the extent resulting from or arising out of any of the following:

                  (a) Expenses which LESSEE and LESSOR mutually agree or, absent mutual agreement, are judicially determined to have resulted from the willful misconduct of, or breach of this Lease by, any Indemnitee.

                  (b) Expenses which LESSEE and LESSOR mutually agree or, absent mutual agreement, are judicially determined to be attributable to acts or events which occurred prior to Delivery or after the Termination Date and return of the Aircraft to LESSOR in the condition required hereunder.

                  (c) Expenses representing Taxes, it being acknowledged that the terms of Article 16 represent LESSEE's sole indemnity obligations with respect to Taxes.

                  (d) Expenses due to the breach by LESSOR of its covenant of quiet enjoyment pursuant to Article 22.1.

17.3 After-Tax Basis. The amount which LESSEE will be required to pay with respect to any Expense indemnified against under this Article 17 will be an amount sufficient to restore the Indemnitee, on an after-tax basis, to the same position such Indemnitee would have been in had such Expense not been incurred.

17.4 Timing of Payment. LESSEE will pay an Indemnitee or the party claiming such Expense for Expenses pursuant to this Article 17 whether or not the claim that gave rise to any Expense indemnified under this Article 17 is meritorious and whether or not liability with respect to such claim is established (but subject to Article 17.8) within fifteen (15) days after receipt of a written demand therefor from such Indemnitee accompanied by a written statement describing in reasonable detail the basis for such indemnity and if such payment is to be made directly to the Indemnitee, providing reasonable evidence that such Indemnitee has, in fact, paid the amount so claimed.

17.5 Subrogation. Upon the payment in full of any indemnity pursuant to this Article 17 by LESSEE, LESSEE will be subrogated to any right of the Indemnitee in respect of the matter against which such indemnity has been made.

17.6 Notice. Each Indemnitee and LESSEE will give prompt written notice one to the other of any liability of which such party has knowledge for which LESSEE is, or may be, liable under this Article 17 provided, however, that failure to give such notice will not terminate any of the rights of Indemnitees under this Article 17 except to the extent that LESSEE has been materially prejudiced by the failure to provide such notice.

17.7 Refunds. If any Indemnitee obtains a recovery of all or any part of any amount which LESSEE has paid to such Indemnitee, such Indemnitee will pay to LESSEE the net amount recovered by such Indemnitee together with interest thereon from the date of payment to LESSOR.

17.8 Defense of Claims. Unless a payment Default or an Event of Default has occurred and is continuing, LESSEE and its insurers will have the right (in each such case at LESSEE's sole expense) to investigate or, provided that LESSEE or its insurers have not reserved the right to dispute liability with respect to any insurance policies pursuant to which coverage is sought, defend or compromise any claim covered by insurance for which indemnification is sought pursuant to Article 17.1 and each Indemnitee will cooperate with LESSEE or its insurers with respect thereto. If LESSEE or its insurers are retaining attorneys to handle such claim, such counsel must be reasonably satisfactory to LESSOR.

17.9 Survival of Obligation. Notwithstanding anything in this Lease to the contrary, the provisions of this Article 17 will survive the Termination Date and continue in full force and effect notwithstanding any breach by LESSOR (except in the case where LESSOR's breach of this Lease is the cause of such Expense) or LESSEE of the terms of this Lease, the termination of the lease of the Aircraft to LESSEE under this Lease or the repudiation by LESSOR (except where such repudiation by LESSOR constitutes a breach by LESSOR under this Lease and is the cause of such Expense) or LESSEE of this Lease.

         ARTICLE 18    INSURANCE
         ----------    ---------

18.1 Categories of Insurance. Throughout the Lease Term and until the Termination Date LESSEE will, at its own expense, effect and maintain in full force and effect the insurance described in Exhibit C through such brokers and with such insurers as may be approved by LESSOR, such approval not to be unreasonably withheld, in London or New York or such other insurance markets as mutually agreed upon by the parties it being understood that, as of the date hereof, LESSEE's broker is Marsh & McLennan and such broker is satisfactory to LESSOR.

18.2 Insurance for Indemnities. The liability insurance referred to in Article 18.1 will in each case include and insure (to the extent of the risks covered by the policies) the indemnity provisions of Article 17 and LESSEE will maintain liability insurance of the indemnities for a minimum of two (2) years following the Termination Date.

18.3 Renewal. Not less than five (5) Business Days before the expiration or termination date of any insurance required hereunder, LESSEE will provide LESSOR with telex or fax confirmation from LESSEE's insurance brokers that renewed certificates of insurance evidencing the renewal or replacement of such insurance and complying with Exhibit C will be issued on the termination date of the prior certificate. Within seven (7) days after such renewal, LESSEE will furnish its brokers' certificates of insurance to LESSOR.

18.4 Assignment of Rights by LESSOR. If LESSOR assigns all or any of its rights under this Lease as permitted by this Lease or otherwise disposes of any interest in the Aircraft to any other Person, LESSEE will, upon request, procure that such Person hereunder be substituted as loss payee and/or added as additional assured in the policies effected hereunder and enjoy the same rights and insurance enjoyed by LESSOR under such policies. LESSOR will nevertheless continue to be covered by such liability policies for 2 years.

18.5 Deductibles. If there is a material adverse change in the financial condition of LESSEE which LESSOR reasonably believes will prevent LESSEE from paying the deductible upon the occurrence of a partial loss of the Aircraft or an Engine, then LESSOR may require LESSEE at LESSEE's expense to lower its deductibles on the insurance maintained hereunder to a level which is available on commercially reasonable terms in the insurance market.

18.6 Other Insurance. LESSOR may from time to time by notice to LESSEE require LESSEE at LESSEE's expense to effect such other insurance or such variations to the terms of the existing insurance as may then be customary in the airline industry for aircraft of the same type as the Aircraft and at the time commonly available in the insurance market.

18.7 Information. LESSEE will provide LESSOR with any information reasonably requested by LESSOR from time to time concerning the insurance maintained with respect to the Aircraft or in connection with any claim being made or proposed to be made thereunder.

18.8 Currency. All proceeds of insurance pursuant to this Lease will be payable in Dollars except as may be otherwise agreed by LESSOR.

18.9 Grounding of Aircraft. If at any time any of the insurance required pursuant to this Lease will cease to be in full force and effect, LESSEE will forthwith ground the Aircraft and keep the Aircraft grounded until such time as such insurance is in full force and effect again.

18.10 Failure to Insure. If at any time LESSEE fails to maintain insurance in compliance with this Article 18, LESSOR will be entitled but not bound to do any of the following (without prejudice to any other rights which it may have under this Lease by reason of such failure):

                  (a) To pay any premiums due or to effect or maintain insurance satisfactory to LESSOR or otherwise remedy such failure in such manner as LESSOR considers appropriate (and LESSEE will upon demand reimburse LESSOR in full for any amount so expended in that connection).

                  (b) At any time while such failure is continuing, to require the Aircraft to remain at any airport or (as the case may be), proceed to and remain at any airport designated by LESSOR in the continental U.S., until such failure is remedied to LESSOR's satisfaction.

18.11 Reinsurance. Any reinsurance will be maintained with reinsurers and brokers approved by LESSOR. Such reinsurance will contain each of the following terms and will in all other respects (including amount) be satisfactory to LESSOR:

                  (a)      The same terms as the original insurance.

                  (b) A cut-through and assignment clause satisfactory to LESSOR.

                  (c) Payment will be made notwithstanding (i) any bankruptcy, insolvency, liquidation or dissolution of any of the original insurers and/or (ii) that the original insurers have made no payment under the original insurance policies.

18.12 Limit on Hull in favor of LESSEE. LESSEE may carry hull all risks or hull war and allied perils on the Aircraft in excess of the Agreed Value (which is payable to LESSOR) only to the extent such excess insurance which would be payable to LESSEE in the event of a Total Loss does not exceed ten percent (10%) of the Agreed Value and only to the extent that such additional insurance will not prejudice the insurances required herein or the recovery by LESSOR thereunder. LESSEE agrees that it will not create or permit to exist any liens or encumbrances over the insurances, or its interest therein, except as constituted by this Lease.

         ARTICLE 19    LOSS, DAMAGE AND REQUISITION
         ----------    ----------------------------

                  Throughout the Lease Term and until the Termination Date, LESSEE will bear all risk of loss, theft, damage and destruction to the Aircraft.

19.1              Definitions.  In this Article 19:

                  "Agreed   Value"  means  Twenty  Three  Million  Five  Hundred
Thousand U.S. Dollars (US$ 23,500,000) during the first five (5) years of the Term and Twenty Million U.S. Dollars (US$ 20,000,000) thereafter.

                  "Net Total Loss Proceeds" means the Total Loss Proceeds actually received by LESSOR following a Total Loss, less any reasonable legal and other out-of-pocket expenses, taxes other than LESSOR's income taxes, or duties incurred by LESSOR in connection with the collection of such proceeds as reasonably documented by LESSOR.

                  "Total Loss" means any of the following occurring during the Term in relation to the Aircraft, Airframe or any Engine and "Total Loss Date" means the date set forth in parenthesis after each Total Loss:

                  (a) Destruction, damage beyond repair or being rendered permanently unfit for normal use for any reason (the date such event occurs or, if not known, the date on which the Aircraft, Airframe or Engine was last heard of).

                  (b) Actual, constructive, compromised, arranged or agreed total loss (the earlier of the date on which the loss is agreed or compromised by the insurers or sixty (60) days after the date of notice to LESSEE's brokers or insurers claiming such total loss).

                  (c) Requisition of title, confiscation, forfeiture or any compulsory acquisition or other similar event by any governmental entity (the date on which the same takes effect).

                  (d) Sequestration, detention, seizure or any similar event for more than thirty (30) consecutive days (the earlier of the date on which insurers make payment on the basis of a total loss or the date of expiration of such period).

                  (e) Requisition for use other than by government of U.S. for more than one hundred and eighty (180) consecutive days (the earlier of the date on which the insurers make payment on the basis of a total loss or the date of expiration of such period).

                  (f)      In the case of an  Engine,  the  event  described  in
                  Article 12.5.3 (the date on which the same takes effect).

                  (g) Any other occurrence not permitted under this Lease which deprives LESSEE of use or possession for a period of sixty (60) consecutive days or longer, other than as the result of a breach of LESSOR's covenant of quiet enjoyment (the sixtieth (60th) day of such period).

                  "Total Loss Proceeds" means the proceeds of any insurance or any compensation or similar payment arising in respect of a Total Loss.

19.2 Notice of Total Loss. LESSEE will notify LESSOR within two (2) Business Days and follow up with written notice within five (5) days after a Total Loss Date of the Aircraft, Airframe or any Engine.

19.3 Total Loss of Aircraft or Airframe. If the Total Loss of the Aircraft or Airframe occurs during the Lease Term, the following will occur:

                  (a) After the Total Loss Date and until receipt by LESSOR of the Agreed Value as set forth in Exhibit C and all other amounts then due under this Lease, LESSEE will continue to pay Rent and the parties will perform all of their other obligations under this Lease.

                  (b) On the date which is the earlier of the following dates:

                           (1) the date on which the Total Loss Proceeds of the Aircraft or the Airframe are paid by LESSEE's insurance underwriters or brokers and

                           (2) the date which falls forty-five (45) days, or in the case of (c) or (d) of 19.1, one hundred twenty (120) days, after the Total Loss Date,

                  LESSEE will pay to LESSOR an amount equal to the sum of:

                           (3)      the Agreed Value and

                           (4) all other amounts then due and payable under this Lease other than Reserves for hours which have not been flown,

                  less an amount equal to the Net Total Loss Proceeds received by LESSOR.

                  (c) LESSOR will apply the Net Total Loss Proceeds and any amounts received from LESSEE pursuant to this Article 19.3(b) as follows:

                           (1) first, in discharge of any unpaid Rent and any other amounts other than Reserves then due and payable up to the date of LESSOR's receipt of the Agreed Value;

                           (2) second, in discharge of the Agreed Value together with interest thereon calculated at the Default Rate for any period from the due date set forth in Article 19.3(b) up to the date of discharge; and

                           (3) third, payment of the balance, if any, to LESSEE.

                  (d) Upon receipt by LESSOR of all moneys payable by LESSEE in Article 19.3, LESSOR will refund any prepaid Rent in respect of the period following the date on which all such moneys are paid and this Lease will terminate except for LESSEE's obligations under Articles 10.5, 16 and 17 which survive the Termination Date and except for LESSOR's obligation to return the Security Deposit and a portion of the Reserves to LESSEE as set forth in Articles 13.6 and 19.8.

FOR AVOIDANCE OF DOUBT, THE AGREED VALUE OF THE AIRCRAFT WILL BE PAYABLE TO LESSOR PURSUANT TO THIS ARTICLE 19.3 WHEN A TOTAL LOSS OF THE AIRFRAME OCCURS EVEN IF THERE HAS NOT BEEN A TOTAL LOSS OF AN ENGINE OR ENGINES.

19.4 Surviving Engine(s). If a Total Loss of the Airframe occurs and there has not been a Total Loss of an Engine or Engines, then (subject to agreement of relevant insurers), on receipt of all monies due under Article 19.3 LESSOR will transfer all its right, title and interest in the surviving Engine(s) to LESSEE, but without any responsibility, condition or warranty on the part of LESSOR other than as to freedom from any LESSOR's Lien.

19.5              Total Loss of Engine and not Airframe.

19.5.1 Upon a Total Loss of any Engine not installed on the Airframe or a Total Loss of an Engine installed on the Airframe not involving a Total Loss of the Airframe, LESSEE will give LESSOR prompt written notice thereof. LESSEE will replace such Engine as soon as reasonably possible by duly conveying to LESSOR title to another engine (i) free and clear of all Security Interests (except Permitted Liens) of any kind or description, (ii) in airworthy condition and of the same or improved model, service bulletin, modification status and AD compliance status and in the same or better operating condition as the Engine which sustained a Total Loss (immediately prior to the Total Loss) and having a value and utility at least equal to the Engine that sustained the Total Loss, taking into account time in service, hours and cycles since new and hours and cycles available to the next inspection, Overhaul or scheduled or anticipated removal thereof. Such replacement engine will be an Engine as defined herein and the Engine which sustained such Total Loss will cease to be an Engine and LESSOR will transfer all its right, title and interest in the replaced Engine(s) to LESSEE, but without any responsibility, condition or warranty on the part of LESSOR other than as to freedom from any LESSOR's Lien.

19.5.2 LESSEE agrees at its own expense to take such action as LESSOR may reasonably request in order that any such replacement Engine becomes the property of LESSOR and is leased hereunder on the same terms as the destroyed Engine. LESSEE's obligation to pay Rent will continue in full force and effect, but an amount equal to the Net Total Loss Proceeds received by LESSOR with respect to such destroyed Engine will, subject to LESSOR's right to deduct therefrom any amounts then due and payable by LESSEE under this Lease, be paid to LESSEE.

19.6              Other Loss or Damage.

19.6.1 If the Aircraft or any part thereof suffers loss or damage during the Term not constituting a Total Loss of the Aircraft or the Airframe or any Engine, all the obligations of LESSEE and LESSOR under this Lease (including payment of Rent) will continue in full force.

19.6.2 In the event of any loss or damage to the Aircraft or Airframe that does not constitute a Total Loss of the Aircraft or the Airframe, or any loss or damage to an Engine that does not constitute a Total Loss of such Engine, LESSEE will at its sole cost and expense fully repair the Aircraft or Engine in order that the Aircraft or Engine is placed in an airworthy condition and substantially the same condition as it was prior to such loss or damage. All repairs will be performed in a manner that preserves and maintains all warranties and service life policies to the same extent as they existed prior to such loss or damage. LESSEE will notify LESSOR forthwith of any loss, theft or damage to the Aircraft for which the cost of repairs is estimated to exceed Four Hundred Thousand U.S. Dollars (US$ 400,000), together with LESSEE's proposal for carrying out the repair. In the event that LESSOR does not agree with LESSEE's proposals for repair, LESSOR will so notify LESSEE within two (2) Business Days after its receipt of such proposal. LESSEE and LESSOR will then consult with Manufacturer and LESSEE and LESSOR agree to accept as conclusive, and be bound by, Manufacturer's directions or recommendations as to the manner in which to carry out such repairs. If Manufacturer declines to give directions or recommendations, LESSEE will carry out the repairs in accordance with the FAA approved directions of LESSOR at an FAA approved repair facility.

19.6.3 To the extent insurance proceeds received by LESSEE directly from its insurers under the hull policy do not cover the cost of such repair work on the Aircraft or Engine and LESSOR has received additional insurance proceeds from LESSEE's insurers with respect to such repair work, LESSOR will (subject to LESSOR's right to deduct therefrom any amounts then due and payable by LESSEE under this Lease and submission by LESSEE of reasonable documentation in support of such excess repair costs) pay to LESSEE insurance proceeds received by LESSOR as and when such repair work is performed on the Aircraft.

19.7 Government Requisition. If the Aircraft, Airframe or any Engine is requisitioned for use by any Government Entity and such requisition does not constitute a Total Loss, LESSEE will promptly notify LESSOR of such requisition. All of LESSEE's obligations hereunder will continue as if such requisition had not occurred. So long as no Default has occurred and is continuing, all payments received by LESSOR or LESSEE from such Government Entity will be paid over to or retained by LESSEE. if a Default has occurred and is continuing, all payments received by LESSEE or LESSOR from such Government Entity shall be used by LESSOR to satisfy any obligations owing by LESSEE.

19.8 Division of Reserves. For avoidance of doubt, the parties agree that upon the Total Loss of the Aircraft LESSOR will pay to LESSEE one-half of all Airframe and Engine Reserves paid by LESSEE and not previously reimbursed or the subject of previous proper invoices submitted by LESSEE to LESSOR pursuant to Article 13.3.

         ARTICLE 20    REPRESENTATIONS, WARRANTIES AND
         ----------    COVENANTS OF LESSEE
                       -------------------------------

20.1 Representations and Warranties. LESSEE represents and warrants the following to LESSOR as of the date of execution of this Lease and as of the Delivery Date:

20.1.1 Corporate Status. LESSEE is a corporation duly incorporated, validly existing and in good standing under the Laws of Delaware. It has the corporate power and authority to carry on its business as presently conducted and to perform its obligations hereunder.

20.1.2 Governmental Approvals. No authorization, approval, consent, license or order of, or registration with, or the giving of notice to the Aviation Authority or any other Government Entity is required for the valid authorization, execution, delivery and performance by LESSEE of this Lease, except as will have been duly effected as of the Delivery Date.

20.1.3 Binding. LESSEE's Board of Directors has authorized LESSEE to enter into this Lease, any Side Letters hereto and any other documentation in connection with the leasing of the Aircraft from LESSOR (collectively, the "Operative Documents") and perform its obligations under the Operative Documents. This
                  Lease and the other Operative Documents have been duly executed and delivered by LESSEE and represent the valid, enforceable and binding obligations of LESSEE except as may be limited by bankruptcy, insolvency, reorganization or other Laws of general application affecting the enforcement of creditors' rights. When executed by LESSEE at Delivery, the same will apply to the Estoppel and Acceptance Certificate.

20.1.4 No Breach. The execution and delivery of the Operative Documents, the consummation by LESSEE of the transactions contemplated herein and compliance by LESSEE with the terms and provisions hereof do not and will not contravene any Law applicable to LESSEE, or result in any breach of or constitute any default under or result in the creation of any Security Interest upon any property of LESSEE, pursuant to any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, corporate charter, by-law or other agreement or instrument to which LESSEE is a party or by which LESSEE or its properties or assets may be bound or affected. When executed by LESSEE at Delivery, the same will apply to the Estoppel and Acceptance Certificate.

20.1.5 Filings. Except for any filing or recording that may be required under the U.S. Federal Aviation Administration no filing or recording of any instrument or document (including the filing of any financing statement) is necessary under the Laws of the State of Registration and Colorado in order for this Lease to constitute a valid lease of record relating to the Aircraft.

20.1.6 Licenses. LESSEE holds all licenses, certificates and permits from applicable Government Entities in the U.S. for the conduct of its business as a certificated air carrier and performance of its obligations under this Lease.

20.1.7 No Suits. There are no suits, arbitrations or other proceedings pending or threatened against LESSEE before any court or administrative agency against or affecting LESSEE which, if adversely determined, would have a material adverse effect on the business, assets or condition (financial or otherwise) of LESSEE or its ability to perform under this Lease, except as described in the filings provided to LESSOR pursuant to Article 22.

20.1.8 General Obligations. The obligations of LESSEE under this Lease are direct, general and unconditional obligations of LESSEE and rank or will rank at least pari passu in right of payment with all other present ---- ----- and future unsecured and unsubordinated obligations (including contingent obligations) of LESSEE, with the exception of such obligations as are mandatorily preferred by law and not by reason of any encumbrance.

20.1.9            Tax Returns.  All  necessary  returns  have been  delivered by
                  LESSEE to all relevant taxation authorities in the jurisdiction of its incorporation or extensions have been obtained as required, and LESSEE is not in default in the payment of any taxes shown to be payable thereon.

20.1.10 No Material Adverse Effect. LESSEE is not in default under any agreement to which it is a party or by which it may be bound which would have a material adverse effect on its ability to perform its obligation hereunder.

20.1.11 No Default under this Lease. At the time of execution of this Lease, no Default has occurred and is continuing and the financial statements provided to LESSOR fairly present the financial condition of LESSEE.

20.1.12 Shareholder Equity. At the time of execution of this Lease, LESSEE has common shareholder equity in an amount of at least Fifty Million U.S. Dollars (US$ 50,000,000).

20.2 Covenants. LESSEE covenants to LESSOR that it will comply with the following throughout the entire Lease Term:

20.2.1 Restrictions on Mergers. LESSEE will not sell or convey substantially all of its property and assets or merge or consolidate with or into any other corporation unless LESSEE has obtained LESSOR's prior written consent which will not be unreasonably withheld or, unless the surviving entity has a net worth after the merger or consolidation that is at least equal to that of LESSEE immediately prior to the merger or consolidation.

20.2.2 No Security Interests. LESSEE will not create or agree to or permit to arise any Security Interest (other than Permitted Liens) on or with respect to the Aircraft, title thereto or any interest therein. LESSEE will forthwith, at its own expense, take all action as may be necessary to discharge or remove any such Security Interest if it exists at any time.

20.2.3 Representations to Other Parties. LESSEE will not represent or hold out LESSOR as carrying goods or passengers on the Aircraft or as being in any way connected or associated with any operation of the Aircraft so long as LESSOR is, in fact, not in any way so connected or associated.

20.2.4 Shareholder Equity. During the Lease Term, LESSEE will maintain common shareholder equity in an amount of at least Fifty Million U.S. Dollars (US$ 50,000,000), provided that in the event that LESSEE is not able to comply with this covenant, LESSEE will within fourteen (14) days following receipt of LESSOR's request therefor, provide to LESSOR an additional cash security deposit in an amount to be reasonably determined by LESSOR at such time.

20.2.5 LESSEE's Fleet. During the Lease Term, LESSEE will not operate aircraft of any type other than Boeing 737 CFM- powered Stage III aircraft, without LESSOR's prior written consent which consent shall not be unreasonably withheld.

         ARTICLE 21    REPRESENTATIONS, WARRANTIES AND
         ----------    COVENANTS OF LESSOR
                       -------------------------------

21.1 Representations and Warranties. LESSOR represents and warrants the following to LESSEE as of the date of execution of the Lease and as of the Delivery Date and ALL OTHER WARRANTIES, EXPRESS OR IMPLIED HAVE BEEN WAIVED IN ACCORDANCE WITH ARTICLE 8:

21.1.1 Corporate Status. LESSOR is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of California. It has the corporate power and authority to carry on its business as presently conducted and to perform its obligations hereunder.

21.1.2 Governmental Approvals. No authorization, approval, consent, license or order of, or registration with, or the giving of notice to the Aviation Authority or any Government Entity or any other Person is required for the valid authorization, execution, delivery and performance by LESSOR of this Lease.

21.1.3 Binding. This Lease and the other Operative Documents have been duly authorized, executed and delivered by LESSOR and represent the valid, enforceable and binding obligations of LESSOR except as enforceability may be limited by bankruptcy, insolvency, reorganization or other Laws of general application affecting the enforcement of creditors' rights.

21.1.4 No Breach. The execution and delivery of the Operative Documents, the consummation by LESSOR of the transactions contemplated herein and compliance by LESSOR with the terms and provisions hereof do not and will not contravene any Law applicable to LESSOR, or result in any breach of or constitute any default under any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, corporate charter, by-law or other agreement or instrument to which LESSOR is a party or by which LESSOR or its properties or assets may be bound or affected.

21.1.5 Title to Aircraft. On the Delivery Date and at all times thereafter during the Term (subject to Article 24) LESSOR will have good and valid title to the Aircraft.

21.2 Covenants. LESSOR covenants to LESSEE that it will comply with the following throughout the entire Lease Term:

21.2.1 Quiet Enjoyment. So long as no Event of Default has occurred and is continuing hereunder, LESSOR covenants that neither LESSOR nor any person lawfully claiming through LESSOR will interfere with LESSEE's quiet, peaceful and undisturbed use and enjoyment of the Aircraft, except as otherwise permitted under this Lease.

21.2.2 Registration Requirements. At all times during the Lease Term, LESSOR shall satisfy all requirements applicable to it in order to maintain in effect the registration of the Aircraft in the United States. LESSOR shall not take any act or omit to take any act that is required to be performed by it in order to ensure the continuous registration of the Aircraft in the United States.

         ARTICLE 22    FINANCIAL AND RELATED INFORMATION
         ----------    ---------------------------------

                  LESSEE agrees to furnish each of the following to LESSOR during the Term:

                  (a)      Within  forty-five  (45)  days  after the end of each
                  fiscal quarter of LESSEE, or sixty (60) days if U.S. Securities and Exchange Commission (SEC) rules permit, three
                  (3) copies of the 10Q, or if LESSEE is not a reporting company, unaudited consolidated financial statements
                  (including a balance sheet and profit and loss statement) prepared for such quarter in accordance with generally accepted accounting principles in the U.S.

                  (b) Within ninety (90) days after the end of each fiscal year of LESSEE, or one hundred twenty (120) days if SEC rules permit, three (3) copies of the 10K, or if LESSEE is not a reporting company, audited consolidated financial statements (including a balance sheet and profit and loss statement) prepared as of the close of such fiscal year in accordance with generally accepted accounting principles in the U.S. LESSEE's chief financial officer will also provide a certificate stating that no Default exists under this Lease and that such officer has examined the Creditor Agreements between LESSEE and the other Creditors for aircraft that entered LESSEE's fleet during LESSEE's previous fiscal year and none of such Creditor Agreements contains terms which provide or contemplate that such Creditors will obtain any right, title or interest in an Engine which is installed on another aircraft (or, if this is not the case, such officer will identify in the certificate the parties, the aircraft and the Creditor Agreements for which this statement is untrue).

                  (c) Promptly after distribution, three (3) copies of all reports and financial statements which LESSEE sends or makes available to its stockholders or creditors.

                  (d) From time to time, such other reasonable information as LESSOR may reasonably request concerning the location, condition, use and operation of the Aircraft or the financial condition of LESSEE and not previously delivered by LESSEE.

22.1 Information about Suits. LESSEE will promptly give to LESSOR a notice in writing of any suit, arbitration or proceeding before any court, administrative agency or Government Entity which, if adversely determined, would have a material adverse effect on the business, assets or condition (financial or otherwise), of LESSEE or its ability to perform under this Lease.

         ARTICLE 23    RETURN OF AIRCRAFT
         ----------    ------------------

23.1 Date of Return. LESSEE is obligated to return the Aircraft, Engines, Parts and Aircraft Documentation to LESSOR in accordance with Article 23 on the Termination Date, unless a Total Loss of the Aircraft has occurred, or this Lease was terminated prior to Delivery, in accordance with Articles 3.5 or
3.6. If an Event of Default occurs prior to the Expiration Date and LESSOR repossesses the Aircraft, the return requirements set forth in this Article 23 nonetheless must be met on the date the Aircraft is actually returned to LESSOR or repossessed by LESSOR.

23.2 Technical Reporting. Six (6) months prior to the Expiration Date at LESSOR's request, LESSEE will provide LESSOR with a technical report in the form and substance of Exhibit L, as revised, and, in addition upon LESSOR's request, will make copies available of (i) drawings of the interior configuration of the Aircraft both as it presently exists and as it will exist at return (ii) airworthiness directive compliance status report, (iii) service bulletin incorporation list, (iv) hard time and life limited component inventory and status report, (v) on- condition and condition monitored component inventory and status report, (vi) a list of LESSEE-initiated modifications and alterations, (vii) interior material FAR 25.853 conformance certificates, (viii) Aircraft maintenance program, (ix) complete workscope for the checks, inspections and other work to be performed prior to return, (x) current Engine disk sheets trend monitoring reports and (xi) any other data which is reasonably requested by LESSOR.

23.3 Return Location. LESSEE at its expense will return the Aircraft, Engines, Parts and Aircraft Documentation to LESSOR at LESSEE's FAA approved maintenance provider's facility in the continental U.S. or to such other airport as may be mutually agreed to by LESSEE and LESSOR.

23.4 Aircraft Documentation Review. For the period commencing at least ten (10) Business Days prior to the proposed redelivery date and continuing until the date on which the Aircraft is accepted by LESSOR, LESSEE will provide for the review by LESSOR and/or its representative of all of the Aircraft Documentation described in Exhibit K in one central location at the Aircraft return location.

23.5              Aircraft Inspection.

23.5.1 Lessor may observe the maintenance checks performed immediately prior to the proposed redelivery. At redelivery, LESSOR and/or its representatives will have an opportunity to conduct a full systems functional and operational inspection of the Aircraft (and other types of reasonable inspections based upon the Aircraft type, age, use and other known factors with respect to the

                  Aircraft) and a full inspection of the Aircraft Documentation (including records and manuals), all to LESSOR's satisfaction. Any deficiencies from the Aircraft return condition requirements set forth in this Article 23 will be corrected by LESSEE at its cost prior to the acceptance flight described in
                  Article 23.5.2.

23.5.2 Immediately prior to the proposed redelivery of the Aircraft, LESSEE will carry out for LESSOR and/or LESSOR's representatives an Aircraft acceptance flight in accordance with Manufacturer's standard flight operation check flight procedures or, if agreed to in writing by LESSOR, in accordance with an airline acceptance flight procedure, either of which will be for the duration necessary to perform such check flight procedures but in any event not less than two (2) hours. Flight costs and fuel will be furnished by and at the expense of LESSEE. Any deficiencies from the Aircraft return condition requirements set forth in this Article 23 will be corrected by LESSEE at its cost prior to return of the Aircraft.

23.5.3 To the extent that the ground inspection and acceptance flight extend beyond the Expiration Date, unless such delay is solely the result of LESSOR's breach of its obligations under this Lease, the Lease Term will be deemed to have been automatically extended and the obligations of LESSEE hereunder (including Article 23.10(c)) will continue on a day-to-day basis until LESSOR delivers to LESSEE the Return Acceptance Receipt.

23.5.4 LESSEE agrees to indemnify and hold harmless LESSOR, its officers, directors, employees, agents and representatives from and against all Expenses for injury to or death of any person (other than LESSOR's employees) or damage to any property (including the Aircraft) arising out of or in any way connected with such ground inspection and acceptance flight unless caused by the willful misconduct of such parties.

23.6              Certificate of Airworthiness Matters.

23.6.1 The Aircraft at return shall have a U.S. Standard Certificate of Airworthiness for transport category aircraft issued by the FAA in accordance with FAR Part 21 and, in addition, meet the operating requirements of FAR Part 121.

23.6.2 If the Aircraft is to be registered in a country other than in the U.S. after return from LESSEE, LESSOR may in its sole discretion waive the requirements of Article 23.6.1 and instead require that LESSEE at its expense (to the extent such expense is no greater than that which LESSEE would have incurred pursuant to Article 23.6.1 with any additional expenses being for LESSOR's account and with the agreement that no Rent will accrue during the delay caused by such LESSOR request) put the Aircraft in a condition to meet the requirements for issuance of a Certificate of Airworthiness of the Aviation Authority of such country. Lessor will provide the workscope for such work.

23.7              General Condition of Aircraft at Return.

23.7.1 The Aircraft, Engines and Parts will, during the Lease Term, have been maintained and repaired in accordance with the Maintenance Program, the rules and regulations of the FAA and this Lease.

23.7.2 Aircraft Documentation (including records and manuals) will have been maintained in an up-to-date status, in accordance with the rules and regulations of the FAA and will be in a form necessary in order to meet the requirements of Article
                  23.6.1. The records and historical documents set forth in Attachment 1 of Exhibit I generated by LESSEE will be in English, it being agreed that LESSEE is not responsible for translating any documents that were delivered by LESSOR in a language other than English.

23.7.3 The Aircraft will be in the same working order and condition as at Delivery (subject to the other provisions of this Article 23, reasonable wear and tear from normal flight operations excepted), with all pilot discrepancies, minimum equipment list (MEL) and deferred maintenance items cleared on a terminating action basis.

23.7.4 The Aircraft will be airworthy (conform to its type design and be in a condition for safe operation), with all Aircraft equipment, Parts, components and systems operating within limits approved by Manufacturer, and FAA.

23.7.5 The Aircraft interior (including flight deck, passenger cabin and windows) and exterior (including cargo compartments) will be clean and cosmetically acceptable to LESSOR, with all compartments free of foreign objects, dirt, grease, fluids, stains, grime, cracks, tears and rips and ready to be placed into immediate commercial airline passenger operations. All interior placards, signs and markings will be properly attached, free from damage, clean and legible.

23.7.6 No special or unique Manufacturer, Engine manufacturer or Aviation Authority inspection or check requirements which are specific to the Aircraft or Engines (as opposed to all aircraft or engines of their types) will exist with respect to the Airframe, Engines and Aircraft equipment, Parts, components and systems.

23.7.7 All repairs, modifications and alterations to the Aircraft effected by LESSEE or any of its sublessees will have been accomplished in accordance with Manufacturer's Structural Repair Manual (or FAA- approved data supported by FAA Form 8110-3 and FAA Form 337).

23.7.8 The Aircraft will be returned with the Engines installed and with the same equipment as at Delivery, subject only to those replacements, additions and Modifications permitted under this Lease.

23.7.9 All airworthiness directives and other instructions of the Aviation Authority and FAA applicable to the Aircraft which are issued prior to the date of return of the Aircraft and require compliance (either by means of repetitive inspections, modifications or terminating action) prior to return of the Aircraft to LESSOR will have been complied with on the Aircraft on a terminating action basis. Any airworthiness directives of the Aviation Authority or FAA which must be completed within one (1) year after the Termination Date must also be performed on a terminating action basis by LESSEE at LESSEE's cost. Airworthiness directives and instructions which do not have a terminating action will be accomplished at the highest level of inspection or modification possible. If, after using best efforts, LESSEE is unable to acquire the material, parts or components necessary to accomplish such airworthiness directive, LESSEE will pay to LESSOR upon return of the Aircraft the estimated cost of terminating such airworthiness directive. If the estimated cost cannot be mutually agreed upon by LESSEE and LESSOR, LESSEE and LESSOR will each obtain an estimate from a reputable FAA approved maintenance facility and the estimated cost will be the average of the two estimates.

23.7.10           The  Aircraft  will  be  in  compliance  with   Manufacturer's
                  Corrosion Prevention and Control Program (CPCP) specified for the model type by Manufacturer.

23.7.11 If any waivers, alternate means of compliance, dispensations, extensions or carry-overs with respect to airworthiness directives or operating or maintenance requirements are granted by the Aviation Authority or permitted by the Maintenance Program, LESSEE at its sole cost and expense will nonetheless perform such airworthiness directives and other operating or maintenance requirements on a terminating action basis as if such waivers, alternate means of compliance, dispensations or extensions did not exist.

23.7.12 The Aircraft will be free from any Security Interest except Permitted Liens.

23.7.13 All no-charge vendor and Manufacturer's service bulletin kits received by LESSEE for the Aircraft but not installed thereon will be on board the Aircraft as cargo. At LESSOR's request, any other service bulletin kit that LESSEE has paid, or will pay, for will also be delivered to LESSOR on board the Aircraft, but LESSOR will reimburse LESSEE for its actual out-of-pocket costs for such kit, unless LESSEE purchased such kit as part of its implementation of a service bulletin on its fleet of aircraft of the same type of the Aircraft but had not yet installed such kit on the Aircraft, in which case such kit will be furnished free of charge to LESSOR.

23.7.14 The Aircraft will be free of any system-related leaks and any damage resulting therefrom. All repairs will have been performed on a permanent basis in accordance with the applicable manufacturer's instructions.

23.7.15 The Aircraft fluid reservoirs (including oil, oxygen, hydraulic and water) will be serviced to full and the waste tank freshly serviced in accordance with Manufacturer's instructions. Each fuel tank will be at least as full as at Delivery.

23.7.16 All fuel tanks will have recently undergone an anti-fungus/biological growth contamination laboratory evaluation, with appropriate correction taken in the event that excessive levels of contamination are identified.

23.7.17 At LESSOR's request, LESSEE will provide LESSOR with a written summary of the results of all maintenance and inspection sampling programs involving or affecting the Aircraft and the rest of its 737-300 aircraft fleet.

23.8 Checks Prior to Return. Immediately prior to return of the Aircraft to LESSOR, LESSEE at its expense will do each of the following:

                  (a) Have performed, by an FAA-approved repair station, the next full and complete zonal, systems, corrosion and structural "C" check and any other tasks listed in the MPD and scheduled for completion at such date including all lesser and corresponding Flight Hour,

                  Cycle and calendar controlled maintenance and inspection tasks, all in accordance with the MPD, sufficient to clear the Aircraft for 3,200 Flight Hours or Cycles of operation or until its next scheduled full and complete "C" check interval in accordance with the MPD (whichever is greater) (which in any event will not be less than one year). LESSEE will also weigh the Aircraft, revise the weight and balance equipment list records and compute new weight and balance data. Any discrepancies revealed during such inspection will be corrected in accordance with Manufacturer's maintenance and repair manuals or FAA-approved data. So long as the same does not require any additional downtime, LESSEE agrees to perform during such check any other work reasonably required by LESSOR (and not otherwise required under this Lease) and LESSOR will reimburse LESSEE for LESSEE's actual cost of such work, or if such work is performed by LESSEE, LESSOR will reimburse LESSEE at LESSEE's preferred customer rates, in either case within ten (10) days after submission of complete and proper invoices.

                  (b) Perform an internal and external corrosion inspection in accordance with the MPD and correct any discrepancies in accordance with the recommendations of Manufacturer and the Structural Repair Manual. In addition, all inspected areas will be properly treated with corrosion inhibitor as recommended by Manufacturer.

                  (c) Remove LESSEE's exterior markings, including all exterior paint, by stripping (or, at LESSOR's option, pneumatically scuff/sanding) the paint from the Airframe and clean, reseal, refinish, prepare (including application of alodine or another corrosion inhibitor) and prime the surfaces to be painted, all in accordance with Manufacturer's and paint manufacturer's recommendations. LESSEE will then repaint the Airframe white. Such painting will be accomplished in such a manner as to result in a uniformly smooth and cosmetically acceptable aerodynamic surface. All external placards, signs and markings will be properly attached, free from damage, clean and legible.

                  (d) If reasonably required by LESSOR repaint the interior of the Aircraft, including flight deck, and replace placards.

                  (e) In accordance with Manufacturer's Structural Repair Manual or FAA-approved data, permanently repair damage to the Aircraft that exceeds Manufacturer's limits and replace any non-flush structural patch repairs installed on the Airframe with flush-type repairs, unless otherwise agreed in writing by LESSOR.

                  LESSEE will not be required to replace any non-flush patches that were present on the Aircraft at Delivery.

                  (f) Perform full and complete hot and cold section videotape borescope on each Engine and its modules in accordance with the Engine manufacturer's maintenance manual, with LESSOR or its representatives entitled to be present. LESSEE will provide documentation to LESSOR's satisfaction that such inspection does not reveal any condition which would cause the Engine or any module to be unserviceable, beyond serviceable limits or serviceable with limitations under the Engine manufacturer's maintenance manual. LESSEE will correct any discrepancies in accordance with the guidelines set out by the Engine manufacturer which may be discovered during such inspection.

                  (g) If the Engine or APU historical and technical records and/or condition trend monitoring data of any Engine or APU indicate an acceleration in the rate of deterioration in the performance or a material increase in oil consumption of an Engine or APU, LESSEE will correct, to LESSOR's satisfaction, the conditions that are determined to be causing such accelerated rate of deterioration or material increase in oil consumption.

                  (h) In accordance with the applicable maintenance manual, accomplish a maximum take-off power assurance run and condition, acceleration and bleed valve scheduling checks on the Engines. LESSEE will record the results of such checks and evaluate the Engine performance, with LESSOR and/or its representative entitled to be present. The performance and all operating parameters of each Engine will be within the limits specified in the Manufacturer's maintenance manual.

                  (i) In the event the Engine historical and technical records, borescope inspection, trend monitoring and other checks specified in (f), (g) and (h) above result in a dispute regarding the conformity of an Engine with the requirements of this Article 23, LESSEE and LESSOR will consult with Engine manufacturer and follow Engine manufacturer's recommendations with regard to determining if such Engine complies with the requirements of this Article 23 and the manner in which any discrepancies from the requirements of this Article 23 will be rectified.

23.9 Part Lives. At return, the condition of the Aircraft will be as follows:

                  (a) The Aircraft will have zero (0) hours consumed since the last full and complete zonal, systems, corrosion and structural "C" check (excluding hours consumed on the acceptance flight) and will not have accumulated more than 12,800 hours, or four (4) times the then MPD hourly "C" check interval, since the last full and complete systems, zonal, corrosion and structural "C7" check as defined in MPD.

                  (b) (i) Each Part of an Engine which has a hard time limit will, except as set forth in (ii) below, have at least fifty percent (50%) of its full allotment of hours/cycles (whichever is the more limiting) remaining to operate until its next-scheduled overhaul or removal. In addition, each Engine will also have at least five thousand (5,000) hours and five thousand (5,000) cycles remaining until its next-anticipated full performance restoration shop visit (based upon the Engine manufacturer's estimated mean time between removals (MTBR) for engines of the same type as the Engines). Each Engine will also have a remaining EGT margin sufficient to permit the operation of such Engine for the hours and cycles set forth in the preceding sentence, based upon the historical experience of the Engine manufacturer for engines of the same type as the Engines. In the event that on Delivery LESSEE received the Engine or any Part thereof from LESSOR in a condition less than what is set forth above in this paragraph, as evidenced on the attachments to the Estoppel and Acceptance Certificate, it is agreed that LESSEE will not be required to return such Engine or Part thereof in a better condition than that in which it was received.

                  (ii) Each Part of an Engine which has a life limit will have at least 3,000 cycles remaining to operate until its next scheduled removal. In addition, the overall average life remaining on all life limited Parts of an Engine will be no less than the overall average life remaining on the Parts of such Engine as they were received at Delivery.

                  (c) The installed APU will be in serviceable condition with no more than 2,000 hours accumulated since its last Overhaul (excluding hours consumed on the acceptance flight).

                  (d) The installed main and nose landing gear, components and their associated actuators, side braces and parts (the "Landing Gear") will have no more hours/cycles/calendar time consumed since the last Overhaul than at Delivery of the Aircraft. In the event the installed Landing Gear does not meet the foregoing condition, LESSEE will be entitled to return the Landing Gear with a minimum of twenty-five percent (25%) of the full allotment of hours/cycles/calendar time (whichever is the more limiting factor) remaining until the next overhaul or scheduled removal, provided that LESSEE will reimburse LESSOR an amount equal to the number of hours/cycles/calendar time (whichever is the more limiting factor) consumed on the Landing Gear at return since the last overhaul in excess of that which existed at Delivery multiplied by a Landing Gear Overhaul cost per hour calculated as follows:

                           such Landing Gear Overhaul cost price per hour will be the quotient obtained by dividing (i) the expected cost of the next Landing Gear Overhaul by (ii) the full allotment of hours between scheduled Overhauls for such Landing Gear as approved by the MPD. If LESSEE and LESSOR are unable to agree on the expected cost of the next scheduled Landing Gear Overhaul, such cost will be established by taking the average of the price quotes submitted by two (2) reputable FAA-approved Landing Gear Overhaul facilities, one selected by LESSEE and the other selected by LESSOR.

                  (e) Each component or Part of the Aircraft which has a hard time (hour/cycle) limit to overhaul pursuant to the MPD will have the greater of (i) fifty percent (50%) of the full allotment of hours and cycles, or (ii) the lesser of (1) five thousand (5,000) hours or cycles (whichever is applicable) or
                  (2) one hundred percent (100%) of its total approved life, if its approved life is less than five thousand (5,000) hours or cycles, remaining to operate until its next scheduled overhaul pursuant to the MPD. In the event that on Delivery LESSEE received from LESSOR hard time controlled components or Parts less than what is set forth above in this paragraph, as evidenced on the attachments to the Estoppel and Acceptance Certificate, it is agreed that LESSEE will not be required to return such hard time controlled components or Parts in better condition than that in which they were received.

                  (f) Each life-limited component or Part of the Aircraft will have the greater of (i) fifty percent (50%) of the full allotment of hours and cycles, or (ii) the lesser of (1) five thousand (5,000) hours or cycles or (2) one hundred percent (100%) of its total approved life remaining to operate pursuant to the Maintenance Program. In the event that on Delivery LESSEE received from LESSOR life-limited components or Parts in a condition less than what is set forth above in this paragraph, as evidenced on the attachments to the Estoppel and Acceptance Certificate, it is agreed that LESSEE will not be required to return such life- limited components or Parts in better condition than that in which they were received.

                  (g) Each component or Part of the Aircraft that has a calendar limit (including emergency equipment) will have at least as much time remaining to operate at the date of return of the Aircraft to LESSOR as it had at Delivery, pursuant to the Maintenance Program.

                  (h) No Engine, installed component or Part will have a total time since new greater than one hundred ten percent (110%) of that of the Airframe and, with respect to all installed components as a group, the components will have an average total time since new no greater than that of the Airframe, so long as such condition was met at Delivery.

                  (i) The Aircraft tires and brakes will be new or in the same condition as at Delivery.

23.10             LESSEE's Continuing Obligations. In the event that LESSEE does not return the Aircraft to LESSOR on the Expiration Date in the condition required by this Article 23 for any reason (whether or not the reason is within LESSEE's control, except as provided below):

                  (a) the obligations of LESSEE under this Lease will continue in full force and effect on a day-to-day basis until such return. This will not be considered a waiver of LESSEE's Event of Default or any right of LESSOR hereunder;

                  (b) Until such time as the Aircraft is redelivered to LESSOR and put into the condition required by this Article 23, instead of paying the Rent specified in Article 5.3, LESSEE will pay twice the amount of Rent for each day from the scheduled Expiration Date until the Termination Date (the monthly Rent payable under Article 5.3.1 will be prorated based on the actual number of days in the applicable month). Notwithstanding the foregoing, if the delay is caused solely by a force majeure, LESSEE will only be required to pay the normal stated Rent during any such delay and payment will be made upon presentation of LESSOR's invoice; and if such delay in return is the direct and sole result of LESSOR's failure to perform any redelivery inspection and acceptance in a commercially reasonable manner, LESSEE shall pay no Rent during such delay;

                  (c) LESSOR may elect, in its sole and absolute discretion, to accept the return of the Aircraft prior to the Aircraft being put in the condition required by this Article 23 and thereafter have any such non- conformance corrected at such time as LESSOR may deem appropriate (but within ninety
                  (90) days following the return of the Aircraft) and at commercial rates then charged by the Person selected by LESSOR to perform such correction. Any direct expenses incurred by LESSOR for such correction will become additional Rent payable by LESSEE within fifteen (15) days following the submission of a written statement by LESSOR to LESSEE, identifying the items corrected and setting forth the expense of such corrections. LESSEE's obligation to pay such supplemental Rent will survive the Termination Date.

23.11 Return Acceptance Certificate. Upon return of the Aircraft in accordance with the terms of this Lease, LESSOR will prepare and execute two (2) Return Acceptance Certificates in the form and substance of Exhibit I. In addition, LESSEE and LESSOR will execute a Lease Termination for filing with the FAA evidencing termination of this Lease.

23.12 Indemnities and Insurance. The indemnities and insurance requirements set forth in Articles 17 and 18, respectively, will apply to
Indemnitees and LESSOR's representatives during return of the Aircraft, including the ground inspection and acceptance flight.

         ARTICLE 24    ASSIGNMENT
         ----------    ----------

24.1 No Assignment by LESSEE. EXCEPT AS MAY BE SPECIFICALLY PERMITTED IN THIS LEASE, NO ASSIGNMENT, NOVATION, TRANSFER, MORTGAGE OR OTHER CHARGE MAY BE MADE BY LESSEE OF ANY OF ITS RIGHTS WITH RESPECT TO THE AIRCRAFT, ENGINE OR PART OR THIS LEASE.

24.2              Sale or Assignment by LESSOR.

24.2.1 Subject to LESSEE's rights pursuant to this Lease, LESSOR may at any time and without LESSEE's consent sell, assign or transfer its rights and interest hereunder or with respect to the Aircraft to a third party ("LESSOR's Assignee"). For a period of two (2) years after such sale or assignment and at LESSEE's cost, LESSEE will continue to name LESSOR as an additional insured under the Aviation and Airline General Third Party Liability Insurance specified in Exhibit C.

24.2.2 Notwithstanding Article 24.2.1 hereof, LESSOR shall not assign, mortgage, pledge, convey or otherwise transfer any of its right, title or interest in or to this Lease or the Aircraft, whether directly or indirectly, through the sale or other transfer of all or substantially all of its assets or business, or otherwise, except on the conditions set forth in this Article 24. LESSOR may transfer to another Person ("Lessor's Assignee") such right, title and interest, subject to the conditions that:

                  (a) LESSOR's Assignee shall have full power, authority and legal right to execute and deliver and to perform all of the obligations of the LESSOR under this Lease that are being assigned to it and shall provide reasonably satisfactory evidence of such power and authority to LESSEE;

                  (b) LESSOR's Assignee shall enter into one or more legal, valid, binding and enforceable agreements that (i) is/are in form suitable for recordation by the FAA (accompanied by an opinion of counsel addressed to LESSEE to the effect that such agreement or agreements are legal, valid, binding and enforceable, subject to a customary exception relating to insolvency and similar laws), (ii) is/are effective to confirm that such LESSOR's Assignee agrees to be bound by all of the terms of, and to undertake all of the obligations of, the transferring LESSOR, whether or not LESSOR has also transferred to such LESSOR's Assignee any portion of the Security Deposit, any Reserves or any other amount paid by LESSEE hereunder and (iii) contain(s) each of the representations and warranties made by the LESSOR herein;

                  (c) LESSOR's Assignee shall not be an airline which directly competes with LESSEE;

                  (d) In connection with any transfer by LESSOR of less than all of its right, title and interest in this Lease or the Aircraft (other than a mortgage or other security agreement)
                  (i) the obligations of LESSOR arising under this Lease shall become joint and several obligations among LESSOR, the new LESSOR's Assignee and all other LESSOR's Assignees (if any) and (ii) notwithstanding the other provisions of this Article 24, LESSEE shall pay to one party, and that party shall receive on behalf of each LESSOR's Assignee, all payments, notices and other communications to be provided by LESSEE hereunder and each LESSOR's Assignee by accepting any such assignment appoints LESSOR or the appointed representative as its agent for the purposes of taking any action hereunder;

                  (e) No assignment, sale, transfer or granting of a Security Interest by LESSOR hereunder shall impose or increase any costs or expenses, including any costs related to Taxes, to which LESSEE would not have been subject absent such transfer, assignment, sale, or security interest.

24.3 LESSEE Cooperation. On request by LESSOR, LESSEE will execute all such documents (such as a lease assignment agreement) as LESSOR may reasonably require to confirm LESSEE's obligations under this Lease and obtain LESSEE's acknowledgement that LESSOR is not in breach of the Lease, if such is the case. LESSEE will provide all other reasonable assistance and cooperation to LESSOR, LESSOR's Assignee and LESSOR's Lender in connection with any such sale or assignment. LESSOR will reimburse LESSEE for its reasonable out-of-pocket costs, including reasonable legal fees incurred in reviewing documents required by LESSOR.

24.4              Protections.

24.4.1 Wherever the term "LESSOR" is used in this Lease in relation to any of the provisions relating to disclaimer, title and registration, indemnity and insurance contained in Articles 8, 14, 17 and 18, respectively, or with respect to Article 20.2.3, the term "LESSOR" will be deemed to include LESSOR's Assignee and LESSOR's Lender, if applicable. Provided LESSOR's assignee meets the requirement of this Article 24, LESSEE will acknowledge and accept LESSOR's Assignee as the new "LESSOR" under this Lease and (except in accordance with Article 24.2.2(d)) will look solely to LESSOR's Assignee for the performance of all

                  LESSOR obligations and covenants under this Lease arising on and after the Aircraft sale date.

24.4.2 In the event that LESSOR advises LESSEE that LESSOR intends to sell the Aircraft and assign this Lease to a Person who has a net worth which is less than US$25,000,000, LESSEE shall have five (5) Business Days to irrevocably commit to purchase the Aircraft for the price, on the terms and within the time frame that LESSOR's purchaser has agreed to. If LESSEE does not irrevocably commit in writing within such five (5) Business Days to purchase the Aircraft, LESSOR may sell the Aircraft to LESSOR's purchaser provided such purchaser complies with and meets all of the requirements of this Article 24. LESSOR will advise LESSEE as soon as possible of any offers LESSOR receives regarding the purchase of the Aircraft that would trigger this provision.

         ARTICLE 25    DEFAULT OF LESSEE
         ----------    -----------------

25.1 LESSEE Notice to LESSOR. LESSEE will promptly notify LESSOR if LESSEE becomes aware of the occurrence of any Default.

25.2 Events of Default. The occurrence of any of the following will constitute an Event of Default and material breach of this Lease by LESSEE:

                  (a) LESSEE fails to take delivery of the Aircraft when obligated to do so under the terms of this Lease.

                  (b) LESSEE fails to make a Rent or other payment due hereunder in the manner and by the date provided herein and such failure continues for three (3) Business Days after such payment is due.

                  (c) LESSEE fails to obtain or maintain the insurance required by Article 18.

                  (d) LESSEE fails to return the Aircraft to LESSOR on the Expiration Date in accordance with Article 23 unless delay is caused solely by LESSOR.

                  (e) LESSEE fails to observe or perform any of its other obligations hereunder and fails to cure the same within fifteen (15) days after written notice thereof to LESSEE. If such failure cannot by its nature be cured within fifteen (15) days, LESSEE will have the reasonable number of days necessary to cure such failure (not to exceed a period of sixty (60)
                  days) so long as it uses diligent and all reasonable efforts to do so.

                  (f) Any representation or warranty of LESSEE herein proves to have been untrue in any material respect as of the date when made and the same remains material at the time of discovery.

                  (g) The registration of the Aircraft is cancelled other than as a result of an act or omission of LESSOR.

                  (h) LESSEE or an approved sublessee no longer has unencumbered control (other than Permitted Liens) or possession of the Aircraft or Engines, except as otherwise permitted by this Lease.

                  (i) LESSEE temporarily or permanently discontinues business (except in the case of a labor action which does not create a material risk of LESSEE not being able to perform hereunder) or sells or otherwise disposes of all or substantially all of its assets, except as may be specifically permitted under this Lease.

                  (j) LESSEE no longer possesses the licenses, certificates and permits required for the conduct of its business as a certificated air carrier in the U.S.

                  (k) LESSEE (i) suspends payment on its debts or other obligations generally, (ii) is unable to or admits its inability to pay its debts or other obligations as they fall due, (iii) is adjudicated or becomes bankrupt or insolvent or
                  (iv) proposes or enters into any composition or other arrangement for the benefit of its creditors generally.

                  (l) Any proceedings, resolutions, filings or other steps are instituted with respect to LESSEE relating to the bankruptcy, liquidation, reorganization or protection from creditors of LESSEE or a substantial part of LESSEE's property. If instituted by LESSEE, the same will be an immediate Event of Default. If instituted by another Person, the same will be an Event of Default if not dismissed, remedied or relinquished within sixty (60) days.

                  (m) Any order, judgment or decree is entered by any court of competent jurisdiction appointing a receiver, trustee or liquidator of LESSEE or a substantial part of its property, or if a substantial part of LESSEE's property is to be sequestered. If instituted or done with the consent of LESSEE, the same will be an immediate Event of Default. If instituted by another Person, the same will be an Event of Default if not dismissed, remedied or relinquished within sixty (60) days.

                  (n) Any indebtedness for borrowed moneys or a guarantee or similar obligation owed by LESSEE with an unpaid balance of Three Million U.S. Dollars (US$3,000,000) or more becomes due or is declared due before its stated maturity or LESSEE is in payment default under any other lease, conditional sale agreement or other agreement (and any applicable cure periods have expired) pursuant to which LESSEE has possession of any aircraft.

                  (o) LESSEE is in default under any other lease or agreement between LESSEE and LESSOR and the same is not waived or cured within its specified cure period.

                  (p) Any approved sublessee acts so as to prevent present or future performance by LESSEE of its obligations under this Lease.

25.3              LESSOR's  General Rights.  Upon the occurrence of any Event of
                  Default,   all  rights  of  LESSEE  hereunder  to  continued
                  possession of the Aircraft will immediately cease and terminate

                  (but LESSEE's obligations hereunder will continue, including the obligations to protect and insure the Aircraft as required under this Lease). LESSOR may do all or any of the following at its option (in addition to such other rights and remedies which LESSOR may have by statute or otherwise but subject to any requirements of applicable Law):

                  (a) Terminate this Lease by giving written notice to LESSEE.

                  (b)      Require that LESSEE  immediately move the Aircraft to
                  an  airport  or  other  location  in  the   continental   U.S.
                  designated by LESSOR.

                  (c) For LESSEE's account, do anything that may reasonably be required to cure any default and recover from LESSEE all reasonable costs, including legal fees and expenses incurred in doing so and Default Interest.

                  (d) Proceed as appropriate to enforce performance of this Lease and to recover any damages for the breach hereof, including the amounts specified in Article 25.5.

                  (e) Terminate this Lease by taking possession of the Aircraft or by serving notice requiring LESSEE to return the Aircraft to LESSOR at the location specified by LESSOR in the continental U.S. If LESSOR takes possession of the Aircraft, it may enter upon LESSEE's premises where the Aircraft is located without liability. Upon repossession of the Aircraft, LESSOR will then be entitled to sell, lease or otherwise deal with the Aircraft free of any right or claim of LESSEE. LESSOR will be entitled to the full benefit of its bargain with LESSEE.

                  (f) Apply all or any portion of the Security Deposit or the Reserves and any other security deposits or reserves held by LESSOR pursuant to any other agreements between LESSOR and LESSEE to any amounts due.

25.4 Deregistration and Export of Aircraft. If an Event of Default has occurred and is continuing, LESSOR may take all steps necessary to
deregister   the  Aircraft  in  and  export  the  Aircraft  from  the  State  of
Registration.

25.5 LESSEE Liability for Damages. If an Event of Default occurs, in addition to all other remedies available at law or in equity, LESSOR has the right to recover from LESSEE and LESSEE will pay LESSOR within two (2) Business Days after LESSOR's written demand, all of the following, but without duplication:

                  (a) All amounts which are then due and unpaid hereunder and which become due prior to the earlier of LESSOR's recovery of possession of the Aircraft or LESSEE making an effective tender thereof.

                  (b) Any losses suffered by LESSOR because of LESSOR's inability to place the Aircraft on lease with another lessee or to otherwise utilize the Aircraft on financial terms as favorable to LESSOR as the terms hereof or, if LESSOR elects to sell or dispose of the Aircraft, the funds arising from such sale or other disposition are not as profitable to LESSOR as leasing the Aircraft in accordance with the terms hereof would have been (and LESSOR will be entitled to accelerate any and all scheduled Rent which would have been due from the date of LESSOR's recovery or repossession of the Aircraft through the Expiration Date).

                  (c) All properly documented costs associated with LESSOR's exercise of its remedies hereunder, including but not limited to repossession costs, legal fees, Aircraft storage costs, Aircraft re-lease or sale costs and LESSOR's internal reasonable and actual costs and expenses (including the cost of personnel time calculated based upon the compensation paid to the individuals involved on an annual basis).

                  (d) Any amount of principal, interest, fees or other sums paid or by LESSOR payable on account of funds borrowed in order to carry any unpaid amount resulting from LESSEE's failure to make any payments due hereunder.

                  (e) Any loss, cost, expense or liability sustained by LESSOR due to LESSEE's failure to redeliver the Aircraft in the condition required by this Lease.

                  (f) Any other loss, damage, expense, cost or liability which LESSOR suffers or incurs as a result of the Event of Default and/or termination of this Lease.

25.6 Waiver of Default. By written notice to LESSEE, LESSOR may at its election waive any Default or Event of Default and its consequences and rescind and annul any prior notice of termination of this Lease. The respective rights of the parties will then be as they would have been had no Default or Event of Default occurred and no such notice been given.

25.7 Present Value of Payments. In calculating LESSOR's damages hereunder, upon an Event of Default all Rent that would have been due hereunder during the Lease Term if an Event of Default had not occurred will be calculated on a present value basis using a discount rate of five percent (5%) per annum discounted to the date of payment.

25.8 Use of "Termination Date". For avoidance of doubt, it is agreed that if this Lease terminates and the Aircraft is repossessed by LESSOR due to an Event of Default, then, notwithstanding the use of the term "Termination Date" in this Lease, the period of the Lease Term and the "Expiration Date" will be utilized in calculating the damages to which LESSOR is entitled pursuant to Article 25.5.

25.9 Mitigation of Damages. LESSOR will use reasonable efforts to mitigate damages.

         ARTICLE 26    NOTICES
         ----------    -------

26.1 Manner of Sending Notices. Any notice, request or information required or permissible under this Lease will be in writing and in English. Notices will be delivered in person or sent by telex, fax, letter (mailed airmail, certified and return receipt requested), or by expedited delivery addressed to the parties as set forth in Article 26.2. In the case of a telex or fax, notice will be deemed received upon actual receipt (in the case of a fax notice, the date of actual receipt will be deemed to be the date set forth on the confirmation of receipt produced by the sender's fax machine immediately after the fax is sent). In the case of a mailed letter, notice will be deemed received on the tenth (10th) day after mailing. In the case of a notice sent by expedited delivery, notice will be deemed received on the date of delivery set forth in the records of the Person which accomplished the delivery. If any notice is sent by more than one of the above listed methods, notice will be deemed received on the earliest possible date in accordance with the above provisions.

26.2              Notice Information.  Notices will be sent:

If to LESSOR:          INTERNATIONAL LEASE FINANCE CORPORATION
                       1999 Avenue of the Stars
                       39th Floor
                       Los Angeles, California 90067
                       United States of America

                       Attention:  Legal Department

                       Telex:  69-1400 INTERLEAS BVHL
                       Fax:        310-788-1990
                       Telephone:  310-788-1999

If to LESSEE:          WESTERN PACIFIC AIRLINES, INC.
                       2864 South Circle Drive
                       Suite 1100
                       Colorado Springs, CO 80906

                       Attention:  Chief Financial Officer

                       Fax:      1-719-527-7481
                       Telephone:  1-719-529-7737

or to such other places and numbers as either party directs in writing to the other party.

         ARTICLE 27    GOVERNING LAW AND JURISDICTION
         ----------    ------------------------------

27.1 California Law. This Lease is being delivered in the State of California and will in all respects be governed by and construed in accordance with the Laws of the State of California (notwithstanding the conflict Laws of the State of California).

27.2              Non-Exclusive  Jurisdiction  in  California.  As  permitted by
Section 410.40 of the California Code of Civil Procedure, the parties hereby irrevocably submit to the non-exclusive jurisdiction of the Federal District Court for the Central District of California and the State of California Superior or Municipal Court in Los Angeles, California. Nothing herein will prevent either party from bringing suit in any other appropriate jurisdiction.

27.3 Service of Process. The parties hereby consent to the service of process (i) out of any of the courts referred to above, (ii) in accordance with Section 415.40 of the California Code of Civil Procedure by mailing copies of the summons and complaint to the person to be served by air mail, certified or registered mail to the address set forth in Article 26.2, postage prepaid, return receipt requested or (iii) in accordance with the Hague Convention, if applicable.

27.4 Prevailing Party in Dispute. If any legal action or other proceeding is brought in connection with or arises out of any provisions in this Lease, the prevailing party will be entitled to recover reasonable attorneys' fees and other costs incurred in such action or proceedings. The prevailing party will also, to the extent permissible by Law, be entitled to receive pre- and post-judgment Default Interest.

27.5 Waiver. LESSEE and LESSOR hereby waive the right to a trial by jury. LESSEE and LESSOR hereby irrevocably waive any objection which it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or related to this Lease brought in any of the courts referred to in Article 27.2, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

         ARTICLE 28    MISCELLANEOUS
         ----------    -------------

28.1 Press Releases. The parties will give copies to one another, in advance if possible, of all news, articles and other releases provided to the public media specifically regarding this Lease.

28.2 Power of Attorney. LESSEE hereby irrevocably appoints LESSOR as its attorney for the purpose of exercising remedies provided in Article 25 following an Event of Default, including without limitation, the return, repossession, deregistration of the Aircraft.

28.3 LESSOR Performance for LESSEE. The exercise by LESSOR of its remedy of performing a LESSEE obligation hereunder is not a waiver of and will not relieve LESSEE from the performance of such obligation at any subsequent time or from the performance of any of its other obligations hereunder.

28.4 LESSOR's Payment Obligations. Any obligation of LESSOR under this Lease to pay or release any amount to LESSEE is conditioned upon (i) all amounts then due and payable by LESSEE to LESSOR under this Lease or under any other agreement between LESSOR and LESSEE having been paid in full and (ii) no Default having occurred and continuing hereunder at the time such payment or release of payment is payable to LESSEE.

28.5 Usury Laws. The parties intend to contract in strict compliance with the usury Laws of the State of California and, to the extent applicable, the U.S. Notwithstanding anything to the contrary in the Operative Documents, LESSEE will not be obligated to pay Default Interest or other interest in excess of the maximum non-usurious interest rate, as in effect from time to time, which may by applicable Law be charged, contracted for, reserved, received or collected by LESSOR in connection with the Operative Documents. During any period of time in which the then-applicable highest lawful rate is lower than the Default Interest rate, Default Interest will accrue and be payable at such highest lawful rate. However, if at later times such highest lawful rate is greater than the Default Interest rate, then LESSEE will pay Default Interest at the highest lawful rate until the Default Interest which is paid by LESSEE equals the amount of interest that would have been payable in accordance with the interest rate set forth in Article 5.7.

28.6 Delegation by LESSOR. LESSOR may delegate to any Person(s) all or any of the rights, powers or discretion vested in it by this Lease and any such delegation may be made upon such terms and conditions as LESSOR in its absolute discretion thinks fit but no such delegation shall release LESSOR from any of its obligations except to the extent discharged by such delegates.

28.7 Confidentiality. The Operative Documents and all non-public information obtained by either party about the other are confidential and are between LESSOR and LESSEE only and will not be disclosed by a party to third parties (other than to such party's auditors or legal advisors or as required in connection with any filings of this Lease in accordance with Article 14 or otherwise as required by law) without the prior written consent of the other party. If disclosure is required as a result of applicable Law, LESSEE and LESSOR will cooperate with one another to obtain confidential treatment as to the commercial terms and other material provisions of this Lease.

28.8 Rights of Parties. The rights of the parties hereunder are cumulative, not exclusive, may be exercised as often as each party considers appropriate and are in addition to its rights under general Law. The rights of one party against the other party are not capable of being waived or amended except by an express waiver or amendment in writing. Any failure to exercise or any delay in exercising any of such rights will not operate as a waiver or amendment of that or any other such right any defective or partial exercise of any such rights will not preclude any other or further exercise of that or any other such right and no act or course of conduct or negotiation on a party's part or on its behalf will in any way preclude such party from exercising any such right or constitute a suspension or any amendment of any such right.

28.9 Further Assurances. Each party agrees from time to time to do and perform such other and further acts and execute and deliver any and all such other instruments as may be required by Law or reasonably requested by the auditors of the other party or requested by other party to establish, maintain or protect the rights and remedies of the requesting party or to carry out and effect the intent and purpose of this Lease.

28.10 Use of Word "including". The term "including" is used herein without limitation and by way of example only.

28.11 Headings. All article and paragraph headings and captions are purely for convenience and will not affect the interpretation of this Lease. Any reference to a specific article, paragraph or section will be interpreted as a reference to such article, paragraph or section of this Lease.

28.12 Invalidity of any Provision. If any of the provisions of this Lease become invalid, illegal or unenforceable in any respect under any Law, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired.

28.13 Negotiation. The terms of this Lease are agreed by LESSOR from its principal place of business in Los Angeles, California.

28.14             Time  is of  the  Essence.  Time  is of  the  essence  in  the
performance   of  all   obligations   of  the  parties  under  this  Lease  and,
consequently, all time limitations set forth in the provisions of this Lease will be strictly observed.

28.15 Amendments in Writing. The provisions of this Lease may only be amended or modified by a writing executed by LESSOR and LESSEE.

28.16 Counterparts. This Lease may be executed in any number of identical counterparts, each of which will be deemed to be an original, and all of which together will be deemed to be one and the same instrument when each party has signed and delivered one such counterpart to the other party.

28.17 Delivery of Documents by Fax. Delivery of an executed counterpart of this Lease or of any other documents in connection with this Lease by fax will be deemed as effective as delivery of an originally executed counterpart. Any party delivering an executed counterpart of this Lease or other document by fax will also deliver an originally executed counterpart, but the failure of any party to deliver an originally executed counterpart of this Lease or such other document will not affect the validity or effectiveness of this Lease or such other document.

28.18 Entire Agreement. The Operative Documents constitute the entire agreement between the parties in relation to the leasing of the Aircraft by LESSOR to LESSEE and supersede all previous proposals, agreements and other written and oral communications in relation hereto. The parties acknowledge that there have been no representations, warranties, promises, guarantees or agreements, express or implied, except as set forth herein.

         IN WITNESS WHEREOF, LESSEE and LESSOR have caused this Lease to be executed by their respective officers of this 31st day of May, 1996.

INTERNATIONAL LEASE FINANCE            WESTERN PACIFIC AIRLINES, INC.
CORPORATION

By: ______________________________     By: _______________________________


Its: _____________________________     Its: ______________________________

           EXHIBIT A                        AIRCRAFT DESCRIPTION
           ---------                        --------------------

Aircraft Manufacturer and Model:               Boeing 737-3Q8

Seating Configuration:                         148Y

Manufacturer's Serial Number:                  24299

Registration Mark:                             N956WP
                                               (formerly EC-FER)

Engine Manufacturer and Model:                 CFM-56-3B2

Engine Serial Numbers:                         722248 and 722249

Engine Thrust Rating                           22,000 pounds

Maximum Gross Takeoff Weight:                  137,000 pounds

                 EXHIBIT B     CONDITION AT DELIVERY
                 ---------     ---------------------

Engines
-------
Each Engine will be in serviceable condition.

Each life limited part of an Engine will have at least three thousand (3,000) cycles remaining until removal.

LESSOR will accomplish maximum takeoff power assurance checks of each Engine in accordance with the Engine manufacturer's recommended procedures.

LESSOR will accomplish a full hot and cold section videotape borescope inspection of each Engine in accordance with the manufacturer's maintenance manual and ensure all parameters are within the engine manufacturer's maintenance manual limits.

LESSEE is entitled to be present during accomplishment of the above items.

APU
---
The APU will be in serviceable condition.

Landing Gear
------------
The installed landing gear will have at least fifty percent (50%) of its allowable hours/cycles remaining until its next overhaul.

Time-Controlled Components
--------------------------
Time controlled ("Hard-time") components will have at least three thousand (3,000) hours/cycles or twelve (12) months remaining until the next scheduled overhaul.

Maintenance Checks
------------------
The Aircraft will be delivered fresh from a full and complete systems, zonal, corrosion and structural "7C" check per the MPD and all calendar controlled corrosion inspection tasks will be completed corresponding with the age of the Aircraft.

The Aircraft will be weighed prior to delivery and LESSOR shall revise the weight and balance records and compute new weight and balance data.

Interior Configuration
----------------------
The Aircraft will be delivered  with 148 Jepson Burns tourist class seats,  four
(4) Driessen galleys (G1, G2, G3 and G6) and three (3) lavatories ((1) FWD LAV A and (2) AFT, LAV B, LAV C) installed. However, LESSEE has contracted directly with Pemco to configure the Aircraft with 138 tourist class seats.

Exterior & Interior Markings
----------------------------
The Aircraft will be delivered with the fuselage stripped, primed and painted white in accordance with Major U.S. Airline standards (provided LESSEE advises LESSOR of the paint specification in sufficient time not to delay delivery or cause overtime charges) and all FAA required exterior and interior placards, signs and markings will be properly attached, free of damage, clean and legible.

The flight deck paint will be touched up as necessary.

FAA Airworthiness Directives
----------------------------
All applicable FAA AD's which require terminating action within one year after the delivery of the Aircraft will be complied with.

Aircraft Damage & Repairs
-------------------------
All damage on the Aircraft which is out of limits as prescribed in the B737 SRM will be permanently repaired in accordance with FAA-approved data.

All existing repairs will be permanent FAA-approved repairs.

Deferred Maintenance Items
--------------------------
All pilot discrepancies and deferred maintenance items will be cleared on a terminating action basis at the time of delivery, including those defects noted during the acceptance flight check which are out of manufacturers approved limits.

Certification
-------------
The Aircraft will be airworthy and delivered with a current and valid US FAA Certificate of Airworthiness for Transport Category Aircraft in accordance with FAR Part 21 (TCAS will not be installed on the Aircraft).

Aircraft Cleanliness
--------------------
The Aircraft interior (including flight deck, passenger cabin and windows), exterior and cargo compartments will be clean and cosmetically acceptable in accordance with Major U.S. Airline standards and ready to be placed into immediate commercial airline passenger flight operations.

                  EXHIBIT C     CERTIFICATE OF INSURANCE
                  ---------     ------------------------


[Refer to Aircraft Lease Agreement dated as of May 31, 1996 between LESSEE and LESSOR (the "Lease"). If applicable, insurance certificates from both the insurers and reinsurers will be provided. If there is a LESSOR's Lender, include references to it where appropriate after references to LESSOR.]

To:      INTERNATIONAL LEASE FINANCE CORPORATION ("LESSOR")
         1999 Avenue of the Stars
         39th Floor
         Los Angeles, California  90067

WESTERN PACIFIC AIRLINES, INC.
Boeing 737-3Q8
Manufacturer's Serial No.:  24299
Registration Mark:  N956WP (the "Aircraft")

         The  following   security  has  subscribed  to  the  insurance   and/or
reinsurance policies:

         [LIST COMPANIES & PERCENTAGES]

         THIS IS TO CERTIFY THAT, as Insurance Brokers, we have effected Fleet Insurance in respect of aircraft owned or operated by LESSEE (including the Aircraft) as specified below.

                             AIRCRAFT HULL ALL RISKS
                             -----------------------

COVERING:
--------

         All risks of physical loss or damage to the Aircraft from any cause (subject only to the exclusions as specified below), for an Agreed Value of Aircraft in the amount of (US$23,500,000 for years 1-5 and $20,000,000 thereafter).

DEDUCTIBLES:
-----------

         US$    each and every loss.  Not applicable to Total
         Loss/Constructive Total Loss or Arranged Total Loss.

GEOGRAPHICAL COVERAGE:
---------------------

         Worldwide

               AVIATION AND AIRLINE GENERAL THIRD PARTY LIABILITY
               --------------------------------------------------

COVERING:
--------

         Aircraft Third Party, Passenger, Baggage, Cargo and Mail Liability and Airline General Third Party Liability (including Premises, Hangarkeepers and Products Liability) for combined single limit of not less than US$ 600,000,000

         (or such higher amount as LESSEE may carry on any other aircraft in its fleet) any one accident/occurrence (but in the aggregate in relation to Products Liability), extended to cover LESSEE's liability under the Lease to the extent of the risks covered by the policy including war and allied perils under Extended Coverage Endorsement as per AVN 52 subject only to exclusions as specified below.

GEOGRAPHICAL LIMITS:
-------------------

         Worldwide

                           HULL WAR AND ALLIED PERILS
                           --------------------------

COVERING:
--------

         Hull War Risks as per RJM Airline One, but including (i) confiscation or requisition (including by State of Registration), (ii) hijacking or other unlawful seizure or wrongful exercise of control of the Aircraft or crew in flight (including any attempt at such seizure or control) and including "All Risks" Continuation Clause and Extortion Risks (including expenses) and covering claims excluded from Hull All Risks Policy while Aircraft outside Assured's control by reason of perils insured under this policy, for an Agreed Value of Aircraft in the amount of US$ 23,500,000

DEDUCTIBLE:
----------


GEOGRAPHICAL LIMITS:
-------------------

         Worldwide

                       AIRCRAFT SPARES ALL RISKS INSURANCE
                       -----------------------------------

COVERING:
--------

         All risks of physical loss or damage to Aircraft Parts or spares or Engines at all times when removed from the Aircraft from whatever cause, subject only to the exclusions specified below, including the risks set down in AVN 48B other than paragraphs (a) and (b) thereof (but including paragraph (a) in respect of transit risks) for limits of:

         US$ [AMOUNT] any one location US$ [AMOUNT] any one sending and covering replacement cost.

DEDUCTIBLE:
----------

         ___________ - each and every loss

GEOGRAPHICAL COVERAGE:
---------------------

         Worldwide

                       INSURANCE REQUIRED BY MANUFACTURER
                       ----------------------------------

         LESSEE will carry the insurance required by Manufacturer in connection with LESSOR's assignment of Manufacturer's warranties and product support to LESSEE.


                              CONTRACTUAL INDEMNITY
                              ---------------------

         LESSEE has insurance coverage for the indemnities agreed to by LESSEE pursuant to Article 17 of the Lease to the extent provided in the relevant policies.


                        PERIOD OF COVERAGE (ALL POLICIES)
                        ---------------------------------

         From Delivery Date of Aircraft to [EXPIRATION DATE]

         It is further certified that LESSOR has an interest in respect of the Aircraft under the Lease. Accordingly, with respect to losses occurring during the period from the Effective Date until the expiry of the Insurance or until the expiry or agreed termination of the Lease or until the obligations under the Lease are terminated by any action of the Insured or Lessor and in consideration of the Additional Premium it is confirmed that the Insurance afforded by the Policy is in full force and effect and it is further agreed that the following provisions are specifically endorsed to the Policy.

         1. UNDER THE HULL (ALL RISKS AND HULL WAR AND ALLIED RISKS) AND AIRCRAFT SPARES INSURANCES
--------------------------------------------------------------------------------

                  (a) In respect of any claim on Equipment that becomes payable on the basis of a Total Loss, settlement (net of any relevant Policy Deductible) shall be made to, or to the order of the contract Party(ies). In respect of any other claim, settlement (net of any relevant Policy Deductible) shall be made with such party(ies) as may be necessary to repair the Equipment unless otherwise agreed after consultation between the Insurers and the Insured and, where necessary under the terms of the Contract(s), the Contract Party(ies). Such payments shall only be made provided they are in compliance with all applicable laws and regulations.

                  (b)      Insurers agree 50/50 settlement in terms of AVS 103.

                  (c) Insurers have no right to replace the Aircraft on a Total Loss (arranged, constructive or otherwise).

                  (d) Insurers recognize that LESSEE and LESSOR have agreed that a Total Loss of the Airframe will constitute a Total Loss of the Aircraft.

                  (e) In the event of Total Loss of the Aircraft, Insurers agree to pay LESSOR all amounts up to the Agreed Value.

                  (f) In the event that LESSEE does reinsure, the following cut-through clause will apply: Insurers confirm that in the event of any claim arising under the hull insurances, the Reinsurers will in lieu of payment of the Insurers, its successors in interest and assigns, pay to the person named as sole loss payee under the original insurances that portion of any loss due for which the Reinsurers would otherwise be liable to pay the Insurers (subject to proof of loss), it being understood and agreed that any such payment by any Reinsurers will fully discharge and release such Reinsurer from any and all further liability in connection therewith and provide for payment to be made notwithstanding (a) any bankruptcy, insolvency, liquidation or dissolution of the Insurers and (b) that the Insurers have made no payment under the original insurance policies.

                  (g) Insurers confirm that under the insurance policies, if the Insured installs an engine owned by a third party on the Aircraft, either
(i) the hull insurance will automatically increase to such higher amount as is necessary in order to satisfy both Lessor's requirement to receive the Agreed Value in the event of a Total Loss, Constructive Total Loss or Arranged Total Loss and the amount required by the third party engine owner, or (ii) separate additional insurance on such engine will attach in order to satisfy separately the requirements of the Insured to such third party engine owner.

         2.       UNDER THE LEGAL LIABILITY INSURANCE
                  -----------------------------------

                  (a) Subject to the provisions of this Endorsement, the Insurance will operate in all respects as if a separate Policy had been issued covering each party insured hereunder, but this provision will not operate to include any claim howsoever arising in respect of loss or damage to the Aircraft insured under the Hull or Spares Insurance of the Insured. Notwithstanding the foregoing the total liability of Insurers in respect of any and all Insureds will not exceed the limits of liability stated in the Policy.

                  (b) The Insurance provided hereunder will be primary and without right of contribution from any other insurance which may be available to the Lessor.

                  (c)      This  Endorsement  does not provide  coverage for the
Lessor  with  respect  to  claims   arising  out  of  its  legal   liability  as
manufacturer, repairer, or servicing agent of the Aircraft.

         3.       UNDER ALL INSURANCES
                  --------------------

                  (a) Lessor, its successors and assigns, and (with respect to Aviation and Airline General Third Party Liability only) its directors, officers and employees for their respective rights and interests, are included as Additional Insured.

                  (b) The cover afforded to Lessor by the Policy in accordance with this Endorsement will not be invalidated by any act or omission (including misrepresentation and non-disclosure) of any other person or party which results in a breach of any term, condition or warranty of the Policy PROVIDED THAT Lessor has not caused, contributed to or knowingly condoned the said act or omission.

                  (c) Lessor will have no responsibility for premium and insurers will waive any right of set-off or counterclaim against Lessor except in respect of outstanding premium in respect of the Aircraft, provided that Insurer may only set-off for premiums against the proceeds of the hull insurance for outstanding premiums in connection with hull all risks and hull war and allied perils insurance.

                  (d) Upon payment of any loss or claim to or on behalf of Lessor, Insurers will to the extent and in respect of such payment be thereupon subrogated to all legal and equitable rights of Lessor indemnified hereby (but not against Lessor). Insurers will not exercise such rights without the consent of those indemnified, such consent not to be unreasonably withheld. At the expense of Insurers Lessor will do all things reasonably necessary to assist the Insurers to exercise said rights.

                  (e) Except in respect of any provision for Cancellation or Automatic Termination specified in the Policy or any endorsement thereof, cover provided by this Endorsement may only be canceled or materially altered in a manner adverse to Lessor by the giving of not less than thirty (30) days notice in writing to the appointed broker. Notice will be deemed to commence from the date such notice is given by the Insurers. Such notice will NOT, however, be given at normal expiry date of the Policy or any endorsement.

         4.       EXCEPT AS SPECIFICALLY  VARIED OR PROVIDED BY THE TERMS OF THE
ENDORSEMENT:
--------------------------------------------------------------------------------

                  (a) LESSOR IS COVERED BY THE POLICY SUBJECT TO ALL TERMS, CONDITIONS, LIMITATIONS, WARRANTIES, EXCLUSIONS AND CANCELLATION PROVISIONS THEREOF.

                  (b) THE POLICY WILL NOT BE VARIED BY ANY PROVISIONS CONTAINED IN THE LEASE WHICH PURPORT TO SERVE AS AN ENDORSEMENT OR AMENDMENT TO THE POLICY.

         SUBJECT (save as specifically stated in this Certificate) to policy terms, conditions, limitations and exclusions.

                                            Yours faithfully,
                                            [BROKERS]

                  EXHIBIT D     BROKERS' LETTER OF UNDERTAKING
                  ---------     ------------------------------

To:      INTERNATIONAL LEASE FINANCE CORPORATION
         1999 Avenue of the Stars
         39th Floor
         Los Angeles, California  90067
         United States

Date:                                                           Our Ref:

Dear Sirs:

                         WESTERN PACIFIC AIRLINES, INC.
                                 Boeing 737-3Q8
                        Manufacturer's Serial No.: 24299
                            Registration Mark: N956WP


         We confirm that insurance has been effected for the account of [LESSEE] (the "Operator") covering all aircraft owned or operated by them, including the above-mentioned aircraft (the "Aircraft"). [Also confirm, if applicable, the amount of any hull all risks or hull war and allied perils on the Aircraft which LESSEE is carrying in excess of the Agreed Value (which excess insurance would be payable to LESSEE). Such excess insurance may not exceed ten percent (10%) of the Agreed Value.]


         Pursuant to instructions received from the Operator and in consideration of your approving the arrangement of the Operator's "Fleet Policy" (under which the above-mentioned Aircraft is insured) through the intermediary of ourselves as Brokers in connection with the insurance (the "Insurance") mentioned in our Certificate of Insurance (Reference No. [ ] dated [ ] and attached hereto), we undertake as follows:

         1. In relation to the Hull and War Risks Insurance to hold to your order the insurance Slips or Contracts and any Policies which may be issued or any policies substituted (with your consent) therefor (but only insofar as the same relate to the Aircraft only) and the benefit of the Hull and War Risks Insurance thereunder, but subject to our requirements to operate the Fleet Policy insofar as it relates to any other aircraft insured thereunder.

         2.       To advise you of any of the following:

                  (a) If any insurer cancels or gives notice of cancellation of any of the Insurance at least thirty (30) days (or such lesser period as may be available in the case of war and Allied Perils) before such cancellation is to take effect in respect of the Aircraft.

                  (b) Of any act or omission or of any event (including non-payment of premium) of which we have knowledge or are notified and which might invalidate or render unenforceable in whole or in part any of the Insurance, insofar as the same relate to the Aircraft.

                  (c) If we do not receive instructions to renew all or any of the Insurance at least thirty (30) days prior to their expiration.

                  (d) If any of the Insurance are not renewed on the same terms (save as to premium and period of cover and as you might otherwise have notified us to be acceptable to you) seven (7) days prior to expiry thereof.

         The above undertakings are given subject to our continuing appointment for the time being as Insurance Brokers to the Operator.

         We also undertake to advise you if we cease to be Insurance Brokers to the operator.

                                                     Yours faithfully,

                  EXHIBIT E     ESTOPPEL AND ACCEPTANCE CERTIFICATE
                  ---------     -----------------------------------

         WESTERN PACIFIC AIRLINES, INC. ("LESSEE"), a corporation organized under the laws of Colorado does hereby represent, acknowledge, warrant and agree as follows:

         1. LESSEE and INTERNATIONAL LEASE FINANCE CORPORATION, as LESSOR, have entered into an Aircraft Lease Agreement dated as of May 31, 1996 (hereinafter referred to as the "Lease"). Words used herein with capital letters and not otherwise defined will have the meanings set forth in the Lease.

         2.       LESSEE has this ____ day of ___________, 19__ (Time: ________)
at ________________________ received from LESSOR possession of:

                  (a) One (1) Boeing 737-3Q8 Aircraft, bearing Manufacturer's serial number 24299, together with two (2) CFM-56- 3B2 engines bearing manufacturer's serial numbers 722248 and 722249, all in an airworthy condition and

                  (b) All Aircraft Documentation, including the usual and customary manuals, logbooks, flight records and historical information regarding the Aircraft, Engines and Parts, as listed in the Document Receipt attached hereto.

         3. The Airframe, Engines and Parts had the following hours/cycles at Delivery:

                  (a)      Airframe:

                           Total hours _________ Total landings ___________ _____ hours/_____ cycles since last "7C" check
                           _____ hours/_____ cycles since last "22,400 flight
                                               hour structural check" check

                  (b)      Engines:

                                                Total        Hrs/Cycles since
Position       Serial No.       Total Hrs       Cycles       last shop visit
--------       ----------       ---------       ------       ----------------

                                                        Time Remaining to next
                                                       Life Limited Part Removal
                                                       -------------------------
                                                         Hours           Cycles
                                                         -----           ------

                           MSN

                           MSN

                  (c)      APU:             MSN ____

                           Total hours _____

                           _______ hours/_______ cycles remaining until next HSI inspection

                           _______ hours/_______ cycles remaining on turbine and compressor life limited parts

                  (d)      Landing Gears:

                                                 Hrs/Cycles       Hrs/Cycles to
                                  Total          since last        next Sched.
Position       Serial No.       Hrs/Cycles        Overhaul           Removal
--------       ----------       ----------       ----------       -------------

Nose

Right Main

Left Main

                  (e) Status of components or Parts with time/cycle and calendar limits (see attached sheet)

                  (f) Fuel on board at delivery: _______ (circle one) pounds/kilos (_______ gallons)

                  (g)      Tire life remaining ____, ____, ____, ____

                  (h)      Brake life remaining ____, ____, ____, ____

         4. All of the foregoing has been delivered and accepted on the date set forth above to LESSEE's full satisfaction and pursuant to the terms and provisions of the Lease.

         5. Pursuant to the terms of the Lease, the first Rent payment was due and payable one (1) Business Day prior to the date set forth above and all subsequent monthly payments are due and payable as provided in Article 5.3.2 of the Lease.

         6. The Aircraft, Engines, Parts and Aircraft Documentation as described in the Lease have been fully examined by LESSEE and have been received in a condition fully satisfactory to LESSEE and in full conformity with the Lease in every respect.

         7. The Lease is in full force and effect, LESSOR has fully, duly and timely performed all of its obligations of every kind or nature thereunder and LESSEE has no claims, offsets, deductions, set-off or defenses of any kind or nature in connection with the Lease.

         8. Prior to the Delivery Date, LESSEE has obtained all required permits, authorizations, licenses and fees of the State of Registration or any Government Entity thereof necessary in order for LESSEE to operate the Aircraft as permitted by the terms of the Lease.


                        Dated on the date set forth above

                                       WESTERN PACIFIC AIRLINES, INC.


                                       By:__________________________

                                       Its:_________________________

AGREED AND ACCEPTED:

INTERNATIONAL LEASE FINANCE CORPORATION

By:______________________

Title:___________________

Date:____________________

ATTACHMENTS:      1.    List of Loose Equipment
                  2.    List of Aircraft Documentation
                  3.    List of Discrepancies
                  4.    List of time/cycle/calendar controlled
                        components and times since overhaul or new.

               ATTACHMENT 1 TO ESTOPPEL AND ACCEPTANCE CERTIFICATE
               ---------------------------------------------------
                             LIST OF LOOSE EQUIPMENT
                             -----------------------

               ATTACHMENT 2 TO ESTOPPEL AND ACCEPTANCE CERTIFICATE
               ---------------------------------------------------

                         LIST OF AIRCRAFT DOCUMENTATION
                         ------------------------------

         [The (a) manuals,and (b) Aircraft records and historical documents set forth below are to be returned with the Aircraft in a current, up-to-date and correct status]

                                     MANUALS
                                     -------
                    Name
                    ----

1.   FAA Approved Airplane Flight Manual

2.   Manufacturer's Operations Manual - Volume No. _____

3.   Quick Reference Handbook

4.   Maintenance Manuals

5.   Wiring Diagram Manuals

6.   Structural Repair Manual

7.   Illustrated Parts Catalog

8.   Vendor Illustrated Parts Catalog

9.   Overhaul Manuals

10.  Vendor Overhaul Manuals

11.  Drawings (Major Assembly and Installation)

12.  Weight and Balance Control and Loading Manual

13.  Weight and Balance Manual Supplement

14.  Actual Weight and Balance Compliance

                    AIRCRAFT RECORDS AND HISTORICAL DOCUMENTS
                    -----------------------------------------

1.   Aircraft log book (current and file copies)

2.   Aircraft Readiness Log (revised to time of return)

3. Maintenance Time Control Report (components, maintenance visit, special items next due Airframe hours and cycles)

4. Aircraft previous maintenance visit record including the last inspection performed.

5.   Airworthiness Directive Compliance Summary

6.   Rigging Document

7.   Serviceable Tags for all rotable components installed (Airframe & Engines)

8.   ADs requiring continuous surveillance

9.   Service bulletin terminated accomplishment status

10. Service bulletin requiring continuous surveillance summary and maintenance control action

11.  Airframe and component history records

12. FAA Form 337 for Airframe, repair/overhaul certification of last major visit

13. FAA Form 337 for each Engine, repair/overhaul certification of last shop visit

14.  Engine Readiness Log for each Engine (components installed)

15.  Summary of Service Bulletin's accomplished for each Engine

16.  Summary of AD's accomplished for each Engine

17. SB and AD status requiring continuous surveillance with maintenance, control action for each Engine

18.  Engine time summary sheet including life limited items (for each Engine)

19.  Engine log books for each Engine (current and file copies)

                  Receipt of the foregoing documents, except as noted, is hereby acknowledged.

                  EXHIBIT F     OPINION OF COUNSEL
                  ---------     ------------------


TO BE GIVEN BY INDEPENDENT OUTSIDE COUNSEL OF LESSEE OR OTHER LAWYERS ACCEPTABLE TO LESSOR


To:      International Lease Finance Corporation
         1999 Avenue of the Stars
         39th Floor
         Los Angeles, California  90067
         United States

Gentlemen:

This opinion is  furnished  to you  pursuant to Article  _______ of the Aircraft
Lease Agreement dated as of May 31, 1996 (the "Lease") between WESTERN PACIFIC AIRLINES, INC. ("LESSEE") and INTERNATIONAL LEASE FINANCE CORPORATION ("Lessor"). Defined terms in this opinion are used herein as defined in the Lease.

I have acted as counsel for the LESSEE in connection with the preparation, execution and delivery of the Lease.

In that connection I have examined:

                  (a)      The Lease and Estoppel and Acceptance Certificate

                  (b) The charter of the LESSEE and all amendments thereto (the "Charter") and

                  (c) Such other documents, agreements and instruments, and such treaties, laws, rules, regulations, decrees and the like, as I have deemed necessary as a basis for the opinions hereinafter expressed.

[                 (d)      All of the  agreements  and  any  amendments  thereto
between LESSEE and all other lessors and lenders of LESSEE covering other aircraft operated by LESSEE on which the Engines can be installed.]

Based upon the foregoing and having regard for legal considerations which I deem relevant, I am of the opinion that:

         1. LESSEE is a corporation duly incorporated, validly existing and in good standing under the Laws of Delaware. It has the corporate power and authority to carry on its business as presently conducted and to perform its obligations hereunder.

         2. No authorization, approval, consent, license or order of, or registration with, or the giving of notice to the Aviation Authority or any other regulatory body or authority is required for the valid authorization, execution, delivery and performance by the LESSEE of the Lease.

         3. The Lease and the Estoppel and Acceptance Certificate have each been duly authorized, executed and delivered by LESSEE. Each such instrument is a valid, enforceable and binding obligation of LESSEE except as enforceability may be limited by bankruptcy, insolvency, reorganization or other Laws of general application affecting the enforcement of creditors' rights.

         4. The execution and delivery of the Lease and the Estoppel and Acceptance Certificate, the consummation by the LESSEE of the transactions contemplated therein and compliance by the LESSEE with the terms and provisions thereof do not and will not contravene any Law applicable to LESSEE, or result in any breach of or constitute any default under or result in the creation of any lien, charge or encumbrance upon any property of LESSEE, under any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, corporate charter, by-law or other agreement or instrument to which LESSEE is a party or by which LESSEE or its properties or assets may be bound or affected.

         5. Except for any filing or recording that may be required under the U.S. Federal Aviation Administration and except for filing a UCC-1 Financing Statement with the State of Colorado, no other filing or recording of any instrument or document or any other acts are necessary or advisable under the laws of the U.S. or Colorado to protect LESSOR's title to and ownership of the Aircraft or in order for the Lease to constitute a valid and perfected lease of record relating to the Aircraft, it being understood that such counsel expresses no opinion as to the nature of the LESSOR's title to the Aircraft on the Delivery Date. [In opinion given at Delivery, also confirm that the filings and other steps described have been accomplished.]

         6. LESSEE holds all licenses, certificates and permits from applicable governmental authorities in the U.S. necessary for the conduct of its business as a certificated air carrier and performance of its obligations under the Lease.

         7. To my knowledge, there are no suits or proceedings pending or threatened against LESSEE before any Government Entity against or affecting LESSEE which, if adversely determined, would have a material adverse effect on the financial condition or business of LESSEE or its ability to perform under the Lease, except as described in the filings provided to LESSOR pursuant to
Article 22.

         8. The obligations of LESSEE under the Lease are direct, general and unconditional obligations of LESSEE and rank or will rank at least pari passu with all other present and future unsecured and unsubordinated obligations (including contingent obligations) of LESSEE, with the exception of such obligations as are mandatorily preferred by law and not by reason of any encumbrance.

[        9.       None of the  agreements  and any  amendments  thereto  between
LESSEE and all other lessors and lenders to LESSEE covering other aircraft operated by LESSEE on which the Engines can be installed contain terms which provide or contemplate that such other lessors or lenders will obtain any right, title or interest in an Engine which is installed on such other aircraft.]

                                            Very truly yours,

                  EXHIBIT G     ASSIGNMENT OF RIGHTS (AIRFRAME)
                  ---------     -------------------------------

Vice President - Aircraft Contracts
The Boeing Company
P.O. Box 3707
Seattle, Washington  98124

Subject: Assignment of Rights - International Lease Finance Corporation, as Lessor and _______________________, as Lessee of one B ________
          Aircraft, MSN ______

Gentlemen:

In  connection  with  International   Lease  Finance   Corporation's   lease  to
_______________________________  ("Lessee")  of a Boeing  aircraft  (more  fully described below), reference is made to the following documents:

1. Purchase Agreement No. _____ dated as of _________, 19__ between The Boeing Company ("Boeing") and International Lease Finance Corporation ("ILFC") (the "Purchase Agreement") under which ILFC purchased a certain Boeing Model ___-___ aircraft, bearing Manufacturer's Serial No. _______ (the "Aircraft").

2. Spare Parts General Terms Agreement No. Q8 dated as of May 20, 1977, as amended and supplemented, between Boeing and International Lease Finance Corporation (the "ILFC GTA").

3.       Aircraft   Lease   Agreement   ("Lease")   for  the  Aircraft   bearing
         manufacturer's serial number _____ dated as of ________ __, 19__, between ILFC and _______________________________.

Pursuant to the Lease, ILFC has leased the Aircraft to Lessee. Included in such Lease are the transfer to Lessee for and during the term of the Lease and commencing on ________ __, 1996 of (a) rights related to the Aircraft under the Purchase Agreement and (b) rights to purchase from Boeing Spare Parts related to the Aircraft. In order to accomplish such transfer of rights, as authorized by the provisions of Article 10 of the Purchase Agreement,

(1) Lessee, its successors and assigns, hereby agrees to be bound by and comply with all applicable terms, conditions, and limitations of the Purchase Agreement including, without limitation, paragraph 10 Exclusion of Liabilities, of Part A ------------------------ of Exhibit B (Product Assurance Document) and paragraphs 1 and 2, Buyer's Indemnification of Boeing and Buyer's ---------------------------------
         ------- Insurance, respectively, of Part E of Exhibit C (Customer --------- Support Document) (matters relating to indemnification and insurance), to the Purchase Agreement. Lessee recognizes that Boeing's obligation to provide support and services to Lessee pursuant to Exhibit C of the Purchase Agreement is conditioned on the receipt by Boeing of evidence of compliance by Lessee with the insurance requirements set forth in paragraph 2 of Part E of Exhibit C in a form satisfactory to Boeing prior to the commencement of such support and services; and

(2) Lessee, its successors and assigns, confirms to Boeing that Lessee which is not presently a party to the Spare Parts General Terms Agreement with Boeing, agrees to be bound by all applicable terms, conditions, and limitations of the ILFC GTA including, without limitation, paragraphs 15.9 and 15.10 of Article 15 of the ILFC GTA, and Article 17 of the ILFC GTA, and paragraphs 9.8, 9.9 and 11 of Exhibit A to the ILFC GTA, with respect to any Spare Parts or Leased Parts ordered for the Aircraft; and

(3) ILFC agrees to remain responsible for any payments due Boeing (a) with respect to the Aircraft under Exhibit D (Airframe and Engine Price Adjustment) of the Purchase Agreement and (b) with respect to any Spare Part or Leased Part for the Aircraft ordered by ILFC under the ILFC GTA.

(4) Further, ILFC hereby assigns to Lessee the sole authority to exercise all rights and powers of ILFC with respect to the Aircraft under the Purchase Agreement. Such authorization shall continue until Boeing shall have received from ILFC written notice to the contrary addressed to Boeing's Vice President, Contracts, P.O. Box 3707, Seattle, Washington 98124-2207. Until Boeing shall have received such notice Boeing shall be entitled to deal exclusively and solely with Lessee with respect to the Aircraft, under the Purchase Agreement and, with respect to the rights, powers, duties or obligations under the Purchase Agreement, and all actions taken by Lessee or agreements entered into by Lessee during the period prior to Boeing's receipt of such notice, shall be final and binding upon ILFC.

(5) Lessee hereby accepts the authorization set forth in paragraph (4) herein and agrees to be bound by and to comply with all the terms, conditions and limitation of the Purchase Agreement. We request that Boeing, upon receipt of this letter, acknowledge receipt thereof and the transfer of rights, under the Purchase Agreement as set forth above, by signing the acknowledgment set forth below and forwarding one copy of this letter, so acknowledged, to each of the undersigned.

Very truly yours,

__________________________                  INTERNATIONAL LEASE FINANCE
____________ (Lessee)                       CORPORATION (Lessor)


By: ______________________                  By: _______________________

Its: _____________________                  Its: ______________________


Dated: ___________________                  Dated: ____________________



                 Boeing Acknowledgment and Consent to Assignment
                 -----------------------------------------------

Receipt of the above letter acknowledged and transfer of rights under the Purchase Agreement, with respect to the Aircraft, confirmed effective as of the date indicated below:


                                            THE BOEING COMPANY


                                            By:_______________________

                                            Its:______________________

                                            Dated:____________________

                  EXHIBIT H     ASSIGNMENT OF RIGHTS (ENGINES)
                  ---------     ------------------------------

                        ___________________________ date

GENERAL ELECTRIC COMPANY
One Neumann Way
Cincinnati, OH 45215-6301

Attention:    Ms. Riv Goldman
              GE Warranties

Dear Ms. Goldman:

         Reference is hereby made to that Consent to Assignment made as of April 29, 1988 (the "Consent to Assignment"), by and between GENERAL ELECTRIC COMPANY ("GE") and INTERNATIONAL LEASE FINANCE CORPORATION ("ILFC"). Terms defined in the Consent to Assignment are used herein with the same meaning as in the Consent to Assignment.

         As of _____________, ILFC has assigned all of its rights and interest in, to and under the Engine Warranties to _________________ ("Assignee") in connection with its lease to Assignee of a _____________ ("Aircraft") together with ________ (__) GE Model ________ Engines bearing Manufacturer's Serial Numbers ____________ (the "Engines") as of the date each such Engine was delivered to Assignee. Such assignment shall be effective from such date until ILFC notifies GE that such assignment has been terminated.

         The Assignee has accepted such assignment and all the limitations and liabilities pertaining to the Engine Warranties as stated in the provisions of the GTA listed in Schedule 2 to the Consent to Assignment.

         A copy of the aforesaid assignment is attached hereto.

                                       Very truly yours,
                                       INTERNATIONAL LEASE FINANCE CORPORATION


                                       By:  ____________________________________

                                       Its: ____________________________________

cc:  Ruben M. Cabrera
     Director, Commercial Contracts

                            ASSIGNMENT OF WARRANTIES


________________ (date)


In consideration of ____________________ ("Lessee") leasing from International Lease Finance Corporation ("ILFC") one (1) _______________ aircraft together with ____________ (__) GE Model ______________ Engines bearing manufacturer's serial numbers ___________ and __________, it is hereby agreed as follows:

         1. ILFC hereby assigns and transfers to Lessee all of ILFC's respective rights and interest in and to and in and under the Engine Warranties set forth in and subject to the limitations and liabilities set forth in Exhibit B, Section X (the "Engine Warranties") of General Electric Company ("GE") - ILFC General Terms Agreement No. 6-5792 dated 01 November 1985 (the "GTA") during the term of such leases so long as Lessee is not in default thereunder.

         2. Lessee hereby accepts such assignment including all the limitations and liabilities pertaining to said Engine Warranties as stated in the provisions of Exhibit B, Section X of the GTA.

         3. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns to the extent permitted by the GTA and hereunder.

         4.       This   Agreement   shall  be  governed  by  and  construed  in
                  accordance with the laws of the State of California.

         5. This Agreement may be executed in any number of counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument and any party may execute this Agreement by signing any counterpart.

IN WITNESS WHEREOF, the authorized representative of the parties hereto have executed this Agreement as of the day and year first above written.

For and on behalf of
INTERNATIONAL LEASE FINANCE CORPORATION


_______________________________________


For and on behalf of


_____________________________

_______________________________________

                  EXHIBIT I     RETURN ACCEPTANCE RECEIPT
                  ---------     -------------------------


Date _______________, 19__

         1. WESTERN PACIFIC AIRLINES, INC., as LESSEE, and INTERNATIONAL LEASE FINANCE CORPORATION, as LESSOR, have entered into an Aircraft Lease Agreement dated as of May 31, 1996 (the "Lease"). Words used herein with capital letters and not otherwise defined will have the meanings set forth in the Lease.

         2.       LESSOR  has  this  __  day  of  ______,   19__  (Time:   _____
_____________) at _________________________ received from LESSEE possession of:

                  (a) One (1) Boeing 737-3Q8, bearing Manufacturer's serial number 24299, together with two (2) CFM-56-3B2 engines bearing manufacturer's serial numbers 722248 and 722249, all Parts attached thereto and thereon in an airworthy condition and

                  (b) All Aircraft Documentation, including the usual and customary manuals, logbooks, flight records and historical information regarding the Aircraft, Engines and Parts, as listed in the Document Receipt attached hereto.

         3. The Airframe, Engines and Parts had the following hours/cycles at return:

                  (a)      Airframe:

                           Total hours___________ Total landings___________ _____ hours/_____ cycles since last "C" check
                           _____ hours/_____ cycles since last "A" check

                  (b)      Engines:

                                                 Total       Hrs/Cycles since
Position       Serial No.       Total Hrs       Cycles       last shop visit
--------       ----------       ---------       ------       ----------------

                                                         Time Remaining to next
                                                       Life Limited Part Removal
                                                       -------------------------
                                                         Hours          Cycles
                                                         -----          ------

                           MSN

                           MSN



                  (c)      APU: MSN

                           Total hours _____

                           _____ hours/_____ cycles remaining until next HSI inspection

                           _____ hours/_____ cycles remaining on turbine and compressor life limited parts

                  (d)      Landing Gears:



                                                 Hrs/Cycles      Hrs/Cycles to
                                  Total          since last      next Sched. _
Position       Serial No.       Hrs/Cycles        Overhaul       Removal
--------       ----------       ----------       ----------      -------------

Nose

Right Main

Left Main

                  (e) Status of components or Parts with time/cycle and calendar limits (see attached sheet)

                  (f)      Fuel  on  board  at   return:   (circle   one)  _____
pounds/kilos (______ gallons)

         4. Other technical information regarding the Aircraft and its components are correctly set forth on the Technical Evaluation Report (in form of Exhibit L) attached hereto.

         5. The above specified aircraft, engines, and documentation are hereby accepted by LESSOR, subject to (a) the provisions of the Lease and (b) correction by LESSEE (or procurement by LESSEE at LESSEE's cost) as soon as reasonably possible of the discrepancies specified in Attachment 2 hereto.

         6. Subject to the following paragraph, the leasing of the Aircraft by LESSOR to LESSEE pursuant to the Lease is hereby terminated and LESSOR hereby acknowledges that LESSEE has no further obligations under the Lease except pursuant to paragraph 5(b) above and Articles 10.5, 16 and 17 of the Lease.

         7. LESSEE represents and warrants that during the term of the Lease all maintenance and repairs to the Airframe and Engines were performed in accordance with the requirements contained in the Lease, provided that the foregoing representation and warranty will expire upon the completion of the next heavy maintenance "C7" check on the Aircraft. LESSEE further confirms that all of its obligations under the Lease which survive the termination of the Lease by their terms will remain in full force and effect until all such obligations have been satisfactorily completed.

         8. This Return Acceptance Supplement is executed and delivered by the parties in [place].


IN WITNESS WHEREOF, the parties hereto have caused this Return Acceptance Receipt to be executed in their respective corporate names by their duly authorized representatives as of the day and year first above written.


INTERNATIONAL LEASE FINANCE                 WESTERN PACIFIC AIRLINES, INC.
CORPORATION

By: _________________________               By: __________________________


Its: ________________________               Its: _________________________


ATTACHMENTS:   1.   Aircraft Documentation
               2.   List of Discrepancies
               3.   Technical Evaluation Report (in form of Exhibit L)

                                  ATTACHMENT 1
                         TO RETURN ACCEPTANCE SUPPLEMENT
                         -------------------------------

                             AIRCRAFT DOCUMENTATION
                             ----------------------


         [The (a) manuals and (b) Aircraft records and historical documents set forth below are to be returned with the Aircraft in a current, up-to-date and correct status]

                                     MANUALS
                                     -------

                    Name
                    ----

1.   FAA Approved Airplane Flight Manual

2.   Manufacturer's Operations Manual - Volume No.____

3.   Quick Reference Handbook

4.   Maintenance Manuals

5.   Wiring Diagram Manuals

6.   Structural Repair Manual

7.   Illustrated Parts Catalog

8.   Vendor Illustrated Parts Catalog

9.   Overhaul Manuals

10.  Vendor Overhaul Manuals

11.  Drawings (Major Assembly and Installation)

12.  Weight and Balance Control and Loading Manual

13.  Weight and Balance Manual Supplement

14.  Actual Weight and Balance Compliance

                    AIRCRAFT RECORDS AND HISTORICAL DOCUMENTS
                    -----------------------------------------

1.   Aircraft log book (current and file copies)

2.   Aircraft Readiness Log (revised to time of return)

3. Maintenance Time Control Report (components, maintenance visit, special items next due Airframe hours and cycles)

4. Aircraft previous maintenance visit record including the last inspection performed.

5.   Airworthiness Directive Compliance Summary

6.   Rigging Document

7.   Serviceable Tags for all ratable components installed (Airframe & Engines)

8.   ADs requiring continuous surveillance

9.   Service bulletin terminated accomplishment status

10. Service bulletin requiring continuous surveillance summary and maintenance control action

11.  Airframe and component history records

12. FAA Form 337 for Airframe, repair/overhaul certification of last major visit

13. FAA Form 337 for each Engine, repair/overhaul certification of last shop visit

14.  Engine Readiness Log for each Engine (components installed)

15.  Summary of Service Bulletin's accomplished for each Engine

16.  Summary of AD's accomplished for each Engine

17. SB and AD status requiring continuous surveillance with maintenance, control action for each Engine

18.  Engine time summary sheet including life limited items (for each Engine)

19.  Engine log books for each Engine (current and file copies)

                                  Receipt of the foregoing documents, except as noted, is hereby acknowledged.

                                  ATTACHMENT 2
                         TO RETURN ACCEPTANCE SUPPLEMENT
                         -------------------------------

                                  Discrepancies
                                  -------------

                  EXHIBIT J     MONTHLY REPORT
                  ---------     --------------

                              (SEE FOLLOWING SHEET)

                 MONTHLY AIRCRAFT UTILIZATION AND STATUS REPORT
                 ----------------------------------------------


To:               INTERNATIONAL LEASE FINANCE CORPORATION
                  1999 Avenue of the Stars, 39th Floor
                  Los Angeles, California 90067         Fax: (310) 788-1990

From:             WESTERN PACIFIC AIRLINES, INC.                Page 1 of 2


                  AIRCRAFT TYPE:   ______________ REGISTRATION: ________
                  ENGINE TYPE:     ______________
                  SERIAL NUMBER:   __________ MONTH OF ____________ 19__


================================================================================
AIRCRAFT TOTAL TIME SINCE NEW                              HRS:
--------------------------------------------------------------------------------
AIRCRAFT TOTAL CYCLES SINCE NEW                            CYCLES:
--------------------------------------------------------------------------------
AIRFRAME HOURS FLOWN DURING MONTH                          HRS:
--------------------------------------------------------------------------------
AIRFRAME CYCLES/LANDING DURING MONTH                       CYCLES:
--------------------------------------------------------------------------------
TIME REMAINING TO NEXT SCHEDULED "C"
CHECK
--------------------------------------------------------------------------------
TIME REMAINING TO NEXT SCHEDULED
"7C" and 22,400 FH STRUCTURED CHECK.
================================================================================



                               =================================================
                                 HOURS FLOWN   X     US$ PER     =   OVERHAUL
                                   DURING          FLIGHT HOUR       RESERVES
                                   MONTH
--------------------------------------------------------------------------------
AIRFRAME                         HRS:          X                 =
--------------------------------------------------------------------------------
ORIGINAL ENGINE                  HRS:
SERIAL NUMBER:
--------------------------------------------
ORIGINAL ENGINE                  HRS:
SERIAL NUMBER:
--------------------------------------------------------------------------------
TOTAL ENGINES                    HRS:          X                 =
--------------------------------------------------------------------------------
AMOUNT OF OVERHAUL RESERVES (US$)
PAID THIS MONTH FOR AIRFRAME AND
ENGINES
================================================================================

================================================================================
ENGINE SERIAL NUMBER ___________       ENGINE SERIAL NUMBER ___________
ORIGINAL POSITION ________________     ORIGINAL POSITION ________________
--------------------------------------------------------------------------------
ACTUAL LOCATION:                       ACTUAL LOCATION:
--------------------------------------------------------------------------------
CURRENT THRUST RATING:                 CURRENT THRUST RATING:
--------------------------------------------------------------------------------
                             HOURS:                                     HOURS:
--------------------------------------------------------------------------------
TOTAL TIME SINCE NEW                   TOTAL TIME SINCE NEW
--------------------------------------------------------------------------------
TOTAL CYCLES SINCE NEW                 TOTAL CYCLES SINCE NEW
--------------------------------------------------------------------------------
HOURS FLOWN DURING MONTH               HOURS FLOWN DURING MONTH
--------------------------------------------------------------------------------
CYCLES DURING MONTH
--------------------------------------------------------------------------------
TIME SINCE LAST SHOP VISIT (HSI)       TIME SINCE LAST SHOP VISIT (HSI)
--------------------------------------------------------------------------------
TIME SINCE LAST SHOP VISIT (FULL       TIME SINCE LAST SHOP VISIT (FULL
REFURBISHMENT)                         REFURBISHMENT)
================================================================================


NOTE: IF ILFC OWNED ENGINE IS REMOVED OR INSTALLED ON ANOTHER AIRCRAFT IT MUST BE REPORTED MONTHLY ON THIS FORM.

                  EXHIBIT K     AIRCRAFT DOCUMENTATION
                  ---------     ----------------------

                             (SEE FOLLOWING SHEETS)

                  EXHIBIT L     TECHNICAL EVALUATION REPORT
                  ---------     ---------------------------

                             (SEE FOLLOWING SHEETS)

                     INTERNATIONAL LEASE FINANCE CORPORATION
                                AIRCRAFT/OPERATOR
                           TECHNICAL EVALUATION REPORT
--------------------------------------------------------------------------------



                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

AIRCRAFT SUMMARY............................................................   1

MAINTENANCE PROGRAM GENERAL.................................................   2

LANDING GEAR................................................................   5

ENGINES  ...................................................................   7

AUXILIARY POWER UNIT (APU)..................................................  12

PASSENGER CABIN CONFIGURATION...............................................  13

GALLEY PROVISIONS...........................................................  14

LAVATORIES..................................................................  15

IN-FLIGHT AUDIO & ENTERTAINMENT SYSTEM......................................  15

HYDRAULIC SYSTEM............................................................  16

FUEL SYSTEM.................................................................  16

WEIGHT & BALANCE............................................................  16

AVIONICS SYSTEMS............................................................  17

AIRCRAFT MANUALS............................................................  21

AIRCRAFT RECORDS AND DOCUMENTS..............................................  23

INSPECTOR RECORD............................................................  25

                     INTERNATIONAL LEASE FINANCE CORPORATION
                                AIRCRAFT/OPERATOR
                           TECHNICAL EVALUATION REPORT
--------------------------------------------------------------------------------


                                AIRCRAFT SUMMARY

                  AIRCRAFT MAKE ___________     MODEL __________

                 FUS No. ________________     S/N _________________

MFG DATE _____               PROD No. __________      LN No. ___________________

DETAIL SPECIFICATION No. ______________     REV. _______________________________

A/C TYPE CERT No. ________________     ENG TYPE CERT No. _______________________

CURRENT REGISTRATION __________________     COUNTRY ____________________________

PREVIOUS REGISTRATION _______________     COUNTRY ______________________________

ANNUAL UTILIZATION ____________________   HOUR/CYCLE RATIO _____________________

TOTAL AIRCRAFT TIME:  TAT (Hrs) ______________   AS OF
                                                     (Date) ____________________
TOTAL AIRCRAFT CYCLES:  TAC (Cyc) ____________

TIME SINCE LAST "C" CHECK (Hrs) ______________   (Cyc) _________________________

TIME SINCE LAST "D" CHECK (Hrs) ______________   (Cyc) _________________________

ENGINE MAKE ______________   MODEL ___________   THRUST RATING _________________

ENGINE:   1 S/N __________   2 S/N ___________

TSN:  (Hrs) ______________   _________________

CSN:  (Cyc) ______________   _________________

TIME TO                   (Hrs)               (Hrs)
1st LIMIT:  _________     (Cyc) _________     (Cyc)

                     INTERNATIONAL LEASE FINANCE CORPORATION
                                AIRCRAFT/OPERATOR
                           TECHNICAL EVALUATION REPORT
--------------------------------------------------------------------------------


                           MAINTENANCE PROGRAM GENERAL

AIRCRAFT MAINTENANCE PROGRAM OWNED BY: [ ] OPERATOR  [ ] _______________________

PROGRAM APPROVED BY AUTHORITY OF: [ ]  FAA APPROVED  [ ] _______________________

MAINTENANCE PROGRAM/SCHEDULE (Document Title) __________________________________

REPAIR STATION PROVIDING SERVICE _______________________________________________

REPAIR STATION NUMBER __________ FAA APPROVED:  [ ] YES     [  ] NO

PRIMARY LINE MAINTENANCE PROVIDED BY:  [ ] OPERATOR     [ ] CONTRACT SERVICE

RELIABILITY CONTROLLED MAINTENANCE PROGRAM:             [ ] YES     [  ] NO

OPERATOR APPROVED FOR COMPONENT ESCALATION:             [ ] YES     [  ] NO

WHAT PERCENT WITHOUT AIRWORTHINESS AGENCY APPROVAL _____________________________

OPERATOR APPROVED FOR SCHEDULED CHECK ESCALATION:       [ ] YES     [  ] NO

WHAT PERCENT WITHOUT AIRWORTHINESS AGENCY APPROVAL _____________________________

METHOD OF RECORDING A/C HOURS & CYCLES:  [ ] COMPUTER RUN     [ ] LOG BOOK

FAA APPROVED "CORROSION PREVENTION & CONTROL PROGRAM":  [ ] YES     [  ] NO

CORROSION & STRUCTURAL MAINTENANCE PROGRAM:  [ ] 100%       [ ] SAMPLING

ALGAE CHEMICAL INHIBITOR USED IN FUEL SYSTEM:           [ ] YES     [  ] NO

TYPE OF INHIBITOR USED _______________     FREQ ________________________________

AIRCRAFT SUPPLEMENTAL STRUCTURAL INSPECTION "SSI" CANDIDATE: [ ] YES   [ ] NO

MAINTENANCE CHECKS SCHEDULED AND RECORDED:     [ ] CARD FILE   [ ] COMPUTER

CONTROLLED COMPONENTS SCHEDULED AND RECORDED:  [ ] CARD FILE   [ ] COMPUTER

COMPONENT TAGS AVAILABLE FOR CONTROLLED COMPONENTS:     [ ] YES     [  ] NO

DOES OPERATOR HAVE AN APPROVED "MEL" DEFERRAL SYSTEM:   [ ] YES     [  ] NO

"MEL" DEFERRALS RECORDED (Document Name) _______________________________________

DOES OPERATOR HAVE A SYSTEM TO DEFER NON "MEL" ITEMS:   [ ] YES     [  ] NO

NON "MEL" DEFERRALS RECORDED (Document Name)____________________________________

                     INTERNATIONAL LEASE FINANCE CORPORATION
                                AIRCRAFT/OPERATOR
                           TECHNICAL EVALUATION REPORT
--------------------------------------------------------------------------------



                  MAINTENANCE & INSPECTION PROGRAM DESCRIPTION

                  OPERATOR'S                 FREQUENCY                NUMBER OF
CHECK            NOMENCLATURE    CALENDAR       HRS         CYC        PHASES

"A"             ______________  __________  ___________  __________  ___________

"B"             ______________  __________  ___________  __________  ___________

"C"             ______________  __________  ___________  __________  ___________

"D"             ______________  __________  ___________  __________  ___________

"CPCP"          ______________  __________  ___________  __________  ___________

"Structural"    ______________  __________  ___________  __________  ___________



Describe any difference to the above program, list variations and special inspections. Explain how phases are grouped and if a higher Check zero's the lower Checks i.e., does the "C" Check zero the "A" & "B" Checks.


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________



              PROVIDE COPIES OF THE FOLLOWING DOCUMENTS AS CHECKED

     1.    AIRWORTHINESS DIRECTIVE STATUS LIST ------------------------- [ ]
     2.    SERVICE BULLETIN INCORPORATION LIST ------------------------- [ ]
     3.    CONTROLLED COMPONENT STATUS LIST ---------------------------- [ ]
     4.    CURRENT INSPECTIONS STATUS REPORT --------------------------- [ ]
     5.    LIST OF CURRENT MAJOR ALTERATIONS --------------------------- [ ]
     6.    CURRENT STATUS OF LIFE LIMITED PARTS ------------------------ [ ]
     7.    A/C "LOPA" INTERIOR CONFIGURATION DRAWING ------------------- [ ]
     8.    MAINTENANCE INSPECTION PROGRAM SPECIFICATION ---------------- [ ]
     9.    LAST WEIGHT AND BALANCE REPORT ------------------------------ [ ]
     10.   _______________________________________---------------------- [ ]

                     INTERNATIONAL LEASE FINANCE CORPORATION
                                AIRCRAFT/OPERATOR
                           TECHNICAL EVALUATION REPORT
--------------------------------------------------------------------------------


                     MAINTENANCE & INSPECTION PROGRAM STATUS

      PHASE                  DATE                A/C TAT            A/C TAC

NEXT "A" __________     _____/_____/____     _______________     _______________

LAST "A" __________     _____/_____/____     _______________     _______________

TIME REMAINING  (Days) __________       (Hrs) ___________      (Cyc) ___________

NEXT "B" __________     _____/_____/____     _______________     _______________

LAST "B" __________     _____/_____/____     _______________     _______________

TIME REMAINING  (Days) __________       (Hrs) ___________      (Cyc) ___________

NEXT "C" __________     _____/_____/____     _______________     _______________

LAST "C" __________     _____/_____/____     _______________     _______________

TIME REMAINING  (Days) __________       (Hrs) ___________      (Cyc) ___________

NEXT "D" __________     _____/_____/____     _______________     _______________

LAST "D" __________     _____/_____/____     _______________     _______________

TIME REMAINING  (Days) __________       (Hrs) ___________      (Cyc) ___________

NEXT CPCP/STRUCTURAL
         __________     _____/_____/____     _______________     _______________

NEXT CPCP/STRUCTURAL
         __________     _____/_____/____     _______________     _______________

TIME REMAINING  (Days) __________       (Hrs) ___________      (Cyc) ___________

ANTICIPATED DATE OF NEXT SCHEDULED "C" CHECK     _____/____/____

DATE OF LSAT ATC TRANSPONDER TEST:  # 1 _______________     # 2 ________________

DATE OF LAST PITOT STATIC TEST:     CAPT ______________     F/O ________________

DATE OF LAST ALTIMETER INST. TEST:  # 1 _______________     # 2 ________________

DATE OF LAST COMPASS SWING:  ___________________________________________________

DATE OF LAST FLIGHT RECORDER CHECK:  ___________________________________________

DATE OF LAST A/C WEIGHING:  ____________________________________________________

                     INTERNATIONAL LEASE FINANCE CORPORATION
                                AIRCRAFT/OPERATOR
                           TECHNICAL EVALUATION REPORT
--------------------------------------------------------------------------------


                                  LANDING GEAR

MLG TIRES: (Size) __________     (MPH Rating) ___________     (MFG) ____________
NLG TIRES: (Size) __________     (MPH Rating) ___________     (MFG) ____________

LEFT MAIN:              P/N ______________________     S/N _____________________

AGENCY PERFORMING SERVICE _____________________________     CERT # _____________

LAST OVERHAUL: (Date) ____/____/____     (Hrs) __________     (Cyc) ____________

ALLOWABLE LIMIT TO NEXT OVERHAUL         (Hrs) __________     (Cyc) ____________

PRESENT LANDING GEAR TOTAL TIME                (Hrs) __________  (Cyc) _________

TIME REMAINING TO NEXT OVERHAUL                (Hrs) __________  (Cyc) _________


RIGHT MAIN:             P/N ______________________     S/N _____________________

AGENCY PERFORMING SERVICE _____________________________     CERT # _____________

LAST OVERHAUL: (Date) ____/____/____     (Hrs) __________     (Cyc) ____________

ALLOWABLE LIMIT TO NEXT OVERHAUL         (Hrs) __________     (Cyc) ____________

PRESENT LANDING GEAR TOTAL TIME                (Hrs) __________  (Cyc) _________

TIME REMAINING TO NEXT OVERHAUL                (Hrs) __________  (Cyc) _________


NOSE:                   P/N ______________________     S/N _____________________

AGENCY PERFORMING SERVICE _____________________________     CERT # _____________

LAST OVERHAUL: (Date) ____/____/____     (Hrs) __________     (Cyc) ____________

ALLOWABLE LIMIT TO NEXT OVERHAUL         (Hrs) __________     (Cyc) ____________

PRESENT LANDING GEAR TOTAL TIME                (Hrs) __________  (Cyc) _________

TIME REMAINING TO NEXT OVERHAUL                (Hrs) __________  (Cyc) _________


CENTER:                 P/N ______________________     S/N _____________________

AGENCY PERFORMING SERVICE _____________________________     CERT # _____________

LAST OVERHAUL: (Date) ____/____/____     (Hrs) __________     (Cyc) ____________

ALLOWABLE LIMIT TO NEXT OVERHAUL         (Hrs) __________     (Cyc) ____________

PRESENT LANDING GEAR TOTAL TIME                (Hrs) __________  (Cyc) _________

TIME REMAINING TO NEXT OVERHAUL                (Hrs) __________  (Cyc) _________

                     INTERNATIONAL LEASE FINANCE CORPORATION
                                AIRCRAFT/OPERATOR
                           TECHNICAL EVALUATION REPORT
--------------------------------------------------------------------------------


                            LANDING GEAR (Continued)

LEFT BODY:              P/N ______________________     S/N _____________________

AGENCY PERFORMING SERVICE _____________________________     CERT # _____________

LAST OVERHAUL: (Date) ____/____/____     (Hrs) __________     (Cyc) ____________

ALLOWABLE LIMIT TO NEXT OVERHAUL         (Hrs) __________     (Cyc) ____________

PRESENT LANDING GEAR TOTAL TIME                (Hrs) __________  (Cyc) _________

TIME REMAINING TO NEXT OVERHAUL                (Hrs) __________  (Cyc) _________


RIGHT BODY:             P/N ______________________     S/N _____________________

AGENCY PERFORMING SERVICE _____________________________     CERT # _____________

LAST OVERHAUL: (Date) ____/____/____     (Hrs) __________     (Cyc) ____________

ALLOWABLE LIMIT TO NEXT OVERHAUL         (Hrs) __________     (Cyc) ____________

PRESENT LANDING GEAR TOTAL TIME                (Hrs) __________  (Cyc) _________

TIME REMAINING TO NEXT OVERHAUL                (Hrs) __________  (Cyc) _________

                     INTERNATIONAL LEASE FINANCE CORPORATION
                                AIRCRAFT/OPERATOR
                           TECHNICAL EVALUATION REPORT
--------------------------------------------------------------------------------


                                     ENGINES
                           ENGINE MAINTENANCE PROGRAM

ENGINE MAINTENANCE PROGRAM OWNED BY ____________________________________________

PROGRAM APPROVED BY AUTHORITY OF _______________________________________________

OPERATORS MAINTENANCE PROGRAM SPECIFICATION (Copy) _____________________________

DOCUMENT NAME, NUMBER & REV. ___________________________________________________

REPAIR STATION PROVIDING SHOP SERVICE __________________________________________

REPAIR STATION NUMBER ________________      FAA APPROVED:   [ ] YES    [ ] NO

ENGINE MAINTENANCE PROGRAM PRIMARY MAINTENANCE PROCESS: [ ] HT [ ] OC  [ ] CM

HSI (Hrs/Cyc) __________/__________   OVERHAUL (Hrs/Cyc) __________/__________

BORESCOPE INSPECTION SCHEDULE     FREQ:  (Hrs/Cyc) _____________________________

HOT SECTION INSPECTION SCHEDULE       FREQ:  (Hrs/Cyc) _________________________

ENGINE CONDITION MONITORING TREND ANALYSIS PROGRAM:   [ ] YES           [ ] NO

SERVICE PROVIDED BY ____________________________________________________________

OIL SPECIAL ANALYSIS PART OF PROGRAM:  [ ] YES     [ ] NO     (Freq) ___________

SERVICE PROVIDED BY ____________________________________________________________

ENGINE OIL TYPE _______________   CSD/IDG _______________   STARTER ____________

         Engine(s) operated at INCREASED or DECREASED Thrust Rating Program limitations & required Mods. to operate at designated thrust rating

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                     INTERNATIONAL LEASE FINANCE CORPORATION
                                AIRCRAFT/OPERATOR
                           TECHNICAL EVALUATION REPORT
--------------------------------------------------------------------------------


                              ENGINE SPECIFICATIONS
                                 ENGINE NUMBER 1

ENGINE MAKE __________________  MODEL __________________  S/N __________________

DATE OF MFG:  _________________   TOTAL TIME:  (Hrs) __________ (Cyc) __________

LAST HOT SECTION (Date) ____________________   (Hrs) __________ (Cyc) __________

LAST OVERHAUL VISIT (Date) _________________   (Hrs) __________ (Cyc) __________

LAST SHOP VISIT (Date) _____________________   (Hrs) __________ (Cyc) __________

WORK SCOPE _____________________________________________________________________

AGENCY PERFORMING SERVICE ______________________________________________________

AGENCY FAA APPROVED:     [ ] YES  [ ] NO     CERT. #____________________________

1st LIMITED        DISK/MODULE: ________________________________________________

         ALLOWABLE LIFE/INSP LIMIT:  (Hrs) _______________ (Cyc) _______________

         TOTAL COMPONENT TIME:       (Hrs) _______________ (Cyc) _______________

         TIME REMAINING              (Hrs) _______________ (Cyc) _______________

2nd LIMITED        DISK/MODULE: ________________________________________________

         ALLOWABLE LIFE/INSP LIMIT:  (Hrs) _______________ (Cyc) _______________

         TOTAL COMPONENT TIME:       (Hrs) _______________ (Cyc) _______________

         TIME REMAINING              (Hrs) _______________ (Cyc) _______________

3rd LIMITED        DISK/MODULE: ________________________________________________

         ALLOWABLE LIFE/INSP LIMIT:  (Hrs) _______________ (Cyc) _______________

         TOTAL COMPONENT TIME:       (Hrs) _______________ (Cyc) _______________

         TIME REMAINING              (Hrs) _______________ (Cyc) _______________


4th LIMITED        DISK/MODULE: ________________________________________________

         ALLOWABLE LIFE/INSP LIMIT:  (Hrs) _______________ (Cyc) _______________

         TOTAL COMPONENT TIME:       (Hrs) _______________ (Cyc) _______________

         TIME REMAINING              (Hrs) _______________ (Cyc) _______________

                     INTERNATIONAL LEASE FINANCE CORPORATION
                                AIRCRAFT/OPERATOR
                           TECHNICAL EVALUATION REPORT
--------------------------------------------------------------------------------


                              ENGINE SPECIFICATIONS
                                 ENGINE NUMBER 2

ENGINE MAKE __________________  MODEL __________________  S/N __________________

DATE OF MFG:  _________________   TOTAL TIME:  (Hrs) __________ (Cyc) __________

LAST HOT SECTION (Date) ____________________   (Hrs) __________ (Cyc) __________

LAST OVERHAUL VISIT (Date) _________________   (Hrs) __________ (Cyc) __________

LAST SHOP VISIT (Date) _____________________   (Hrs) __________ (Cyc) __________

WORK SCOPE _____________________________________________________________________

AGENCY PERFORMING SERVICE ______________________________________________________

AGENCY FAA APPROVED:     [ ] YES  [ ] NO     CERT. #____________________________

1st LIMITED        DISK/MODULE: ________________________________________________

         ALLOWABLE LIFE/INSP LIMIT:  (Hrs) _______________ (Cyc) _______________

         TOTAL COMPONENT TIME:       (Hrs) _______________ (Cyc) _______________

         TIME REMAINING              (Hrs) _______________ (Cyc) _______________

2nd LIMITED        DISK/MODULE: ________________________________________________

         ALLOWABLE LIFE/INSP LIMIT:  (Hrs) _______________ (Cyc) _______________

         TOTAL COMPONENT TIME:       (Hrs) _______________ (Cyc) _______________

         TIME REMAINING              (Hrs) _______________ (Cyc) _______________

3rd LIMITED        DISK/MODULE: ________________________________________________

         ALLOWABLE LIFE/INSP LIMIT:  (Hrs) _______________ (Cyc) _______________

         TOTAL COMPONENT TIME:       (Hrs) _______________ (Cyc) _______________

         TIME REMAINING              (Hrs) _______________ (Cyc) _______________


4th LIMITED        DISK/MODULE: ________________________________________________

         ALLOWABLE LIFE/INSP LIMIT:  (Hrs) _______________ (Cyc) _______________

         TOTAL COMPONENT TIME:       (Hrs) _______________ (Cyc) _______________

         TIME REMAINING              (Hrs) _______________ (Cyc) _______________

                     INTERNATIONAL LEASE FINANCE CORPORATION
                                AIRCRAFT/OPERATOR
                           TECHNICAL EVALUATION REPORT
--------------------------------------------------------------------------------


                              ENGINE SPECIFICATIONS
                                 ENGINE NUMBER 3

ENGINE MAKE __________________  MODEL __________________  S/N __________________

DATE OF MFG:  _________________   TOTAL TIME:  (Hrs) __________ (Cyc) __________

LAST HOT SECTION (Date) ____________________   (Hrs) __________ (Cyc) __________

LAST OVERHAUL VISIT (Date) _________________   (Hrs) __________ (Cyc) __________

LAST SHOP VISIT (Date) _____________________   (Hrs) __________ (Cyc) __________

WORK SCOPE _____________________________________________________________________

AGENCY PERFORMING SERVICE ______________________________________________________

AGENCY FAA APPROVED:     [ ] YES  [ ] NO     CERT. #____________________________

1st LIMITED        DISK/MODULE: ________________________________________________

         ALLOWABLE LIFE/INSP LIMIT:  (Hrs) _______________ (Cyc) _______________

         TOTAL COMPONENT TIME:       (Hrs) _______________ (Cyc) _______________

         TIME REMAINING              (Hrs) _______________ (Cyc) _______________

2nd LIMITED        DISK/MODULE: ________________________________________________

         ALLOWABLE LIFE/INSP LIMIT:  (Hrs) _______________ (Cyc) _______________

         TOTAL COMPONENT TIME:       (Hrs) _______________ (Cyc) _______________

         TIME REMAINING              (Hrs) _______________ (Cyc) _______________

3rd LIMITED        DISK/MODULE: ________________________________________________

         ALLOWABLE LIFE/INSP LIMIT:  (Hrs) _______________ (Cyc) _______________

         TOTAL COMPONENT TIME:       (Hrs) _______________ (Cyc) _______________

         TIME REMAINING              (Hrs) _______________ (Cyc) _______________


4th LIMITED        DISK/MODULE: ________________________________________________

         ALLOWABLE LIFE/INSP LIMIT:  (Hrs) _______________ (Cyc) _______________

         TOTAL COMPONENT TIME:       (Hrs) _______________ (Cyc) _______________

         TIME REMAINING              (Hrs) _______________ (Cyc) _______________

                     INTERNATIONAL LEASE FINANCE CORPORATION
                                AIRCRAFT/OPERATOR
                           TECHNICAL EVALUATION REPORT
--------------------------------------------------------------------------------


                              ENGINE SPECIFICATIONS
                                 ENGINE NUMBER 4

ENGINE MAKE __________________  MODEL __________________  S/N __________________

DATE OF MFG:  _________________   TOTAL TIME:  (Hrs) __________ (Cyc) __________

LAST HOT SECTION (Date) ____________________   (Hrs) __________ (Cyc) __________

LAST OVERHAUL VISIT (Date) _________________   (Hrs) __________ (Cyc) __________

LAST SHOP VISIT (Date) _____________________   (Hrs) __________ (Cyc) __________

WORK SCOPE _____________________________________________________________________

AGENCY PERFORMING SERVICE ______________________________________________________

AGENCY FAA APPROVED:     [ ] YES  [ ] NO     CERT. #____________________________

1st LIMITED        DISK/MODULE: ________________________________________________

         ALLOWABLE LIFE/INSP LIMIT:  (Hrs) _______________ (Cyc) _______________

         TOTAL COMPONENT TIME:       (Hrs) _______________ (Cyc) _______________

         TIME REMAINING              (Hrs) _______________ (Cyc) _______________

2nd LIMITED        DISK/MODULE: ________________________________________________

         ALLOWABLE LIFE/INSP LIMIT:  (Hrs) _______________ (Cyc) _______________

         TOTAL COMPONENT TIME:       (Hrs) _______________ (Cyc) _______________

         TIME REMAINING              (Hrs) _______________ (Cyc) _______________

3rd LIMITED        DISK/MODULE: ________________________________________________

         ALLOWABLE LIFE/INSP LIMIT:  (Hrs) _______________ (Cyc) _______________

         TOTAL COMPONENT TIME:       (Hrs) _______________ (Cyc) _______________

         TIME REMAINING              (Hrs) _______________ (Cyc) _______________


4th LIMITED        DISK/MODULE: ________________________________________________

         ALLOWABLE LIFE/INSP LIMIT:  (Hrs) _______________ (Cyc) _______________

         TOTAL COMPONENT TIME:       (Hrs) _______________ (Cyc) _______________

         TIME REMAINING              (Hrs) _______________ (Cyc) _______________

                     INTERNATIONAL LEASE FINANCE CORPORATION
                                AIRCRAFT/OPERATOR
                           TECHNICAL EVALUATION REPORT
--------------------------------------------------------------------------------


                           AUXILIARY POWER UNIT (APU)

APU MAKE __________________  MODEL __________________  S/N _____________________

DATE OF MFG _______________  TOTAL TIME:  (Hrs) __________ (Cyc)N1      /N2

APU MAINTENANCE PROGRAM IS:  [ ]  O/C          [ ] C/M           [ ] H/T

APU TIMES ARE RECORDED BY:   [ ] APU CLOCK or [ ] A/C TIME  RATIO ____:____

TIME BETWEEN OVERHAUL                       (Hrs) __________  (Cyc) ____________

TIME BETWEEN HOT SECTION INSPECTIONS        (Hrs) __________  (Cyc) ____________

LAST HOT SECTION (Date) _________________   (Hrs) __________  (Cyc) ____________

LAST OVERHAUL (Date) ____________________   (Hrs) __________  (Cyc) ____________

LAST SHOP VISIT (Date) __________________   (Hrs) __________  (Cyc) ____________

WORK SCOPE _____________________________________________________________________

AGENCY PERFORMING SERVICE ______________________________________________________

AGENCY FAA APPROVED:      [ ] YES  [ ] NO        CERT. #________________________

1st LIMITED DISK/MODULE: _______________________________________________________

         ALLOWABLE LIFE/INSP LIMIT:    (Hrs) _____________  (Cyc) ______________

         TOTAL COMPONENT TIME:         (Hrs) _____________  (Cyc) ______________

         TIME REMAINING:               (Hrs) _____________  (Cyc) ______________

2nd LIMITED DISK/MODULE: _______________________________________________________

         ALLOWABLE LIFE/INSP LIMIT:    (Hrs) _____________  (Cyc) ______________

         TOTAL COMPONENT TIME:         (Hrs) _____________  (Cyc) ______________

         TIME REMAINING:               (Hrs) _____________  (Cyc) ______________

3rd LIMITED DISK/MODULE: _______________________________________________________

         ALLOWABLE LIFE/INSP LIMIT:    (Hrs) _____________  (Cyc) ______________

         TOTAL COMPONENT TIME:         (Hrs) _____________  (Cyc) ______________

         TIME REMAINING:               (Hrs) _____________  (Cyc) ______________

4th LIMITED DISK/MODULE: _______________________________________________________

         ALLOWABLE LIFE/INSP LIMIT:    (Hrs) _____________  (Cyc) ______________

         TOTAL COMPONENT TIME:         (Hrs) _____________  (Cyc) ______________

         TIME REMAINING:               (Hrs) _____________  (Cyc) ______________

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                                AIRCRAFT/OPERATOR
                           TECHNICAL EVALUATION REPORT
--------------------------------------------------------------------------------


                          PASSENGER CABIN CONFIGURATION
                              SEATING CONFIGURATION

MAX CERTIFIED OCCUPANCY _____     PRESENT CONFIGURATION OCCUPANCY ______________

NO. OF HANDICAP SEATS INSTALLED __________


FIRST CLASS

PAX _____     SEAT MFG __________     MODEL ___________     P/N ________________

SEATS FIREBLOCKED  [ ] YES  [ ] NO          COLOR ______________________________


BUSINESS CLASS

PAX _____     SEAT MFG __________     MODEL ___________     P/N ________________

SEATS FIREBLOCKED  [ ] YES  [ ] NO          COLOR ______________________________


COACH CLASS

PAX _____     SEAT MFG __________     MODEL ___________     P/N ________________

SEATS FIREBLOCKED  [ ] YES  [ ] NO          COLOR ______________________________


UPPER DECK

PAX _____     SEAT MFG __________     MODEL ___________     P/N ________________

SEATS FIREBLOCKED  [ ] YES  [ ] NO          COLOR ______________________________


SEAT BAGGAGE RESTRAINTS INSTALLED:          [ ] YES        [ ] NO

PROVISIONS FOR LIFE VESTS UNDER SEAT:       [ ] YES        [ ] NO

ENTERTAINMENT CONTROLS INSTALLED:           [ ] YES        [ ] NO

SEATS/SEAT BELTS, TSO CONFORMITY:           [ ] YES        [ ] NO

SEAT BELTS PART NUMBER _____________________     COLOR _________________________

CONFIGURATION DRAWING No. _______________________     SOURCE ___________________

ENGINEERING ORDER/INSTALLATION DOCUMENT ________________________________________

INSTALLATION FAA APPROVED: [ ] YES  [ ] NO     METHOD OF APPROVAL:  ____________

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                                AIRCRAFT/OPERATOR
                           TECHNICAL EVALUATION REPORT
--------------------------------------------------------------------------------


                                GALLEY PROVISIONS

       GALLEY                        MODEL           PART           EQUIPPED
      LOCATION     MANUFACTURER      NUMBER         NUMBER        WATER POWER

1.  _____________  _____________  _____________  ______________   [ ]     [ ]

2.  _____________  _____________  _____________  ______________   [ ]     [ ]

3.  _____________  _____________  _____________  ______________   [ ]     [ ]

4.  _____________  _____________  _____________  ______________   [ ]     [ ]

5.  _____________  _____________  _____________  ______________   [ ]     [ ]

6.  _____________  _____________  _____________  ______________   [ ]     [ ]

7.  _____________  _____________  _____________  ______________   [ ]     [ ]

8.  _____________  _____________  _____________  ______________   [ ]     [ ]

9.  _____________  _____________  _____________  ______________   [ ]     [ ]

10. _____________  _____________  _____________  ______________   [ ]     [ ]

NOTE: Galley Locations per Spec or LOPA drawing i.e., G1, G2 etc. Galley Location numbers above correspond to the number below



    OVENS    BUN    REFER            COFFEE  WATER     HOT      HOT     BEV
           WARMERS  UNITS  CHILLERS  MAKERS  BOILERS   JUGS     CUPS    JUGS
    _____  _______  _____  ________  ______  _______  _______  ______  ______

1.

2.

3.

4.

5.

6.

7.

8.

9.

10.

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                     INTERNATIONAL LEASE FINANCE CORPORATION
                                AIRCRAFT/OPERATOR
                           TECHNICAL EVALUATION REPORT
--------------------------------------------------------------------------------


                                   LAVATORIES

NUMBER OF LAVATORIES ___________________   TYPE:  [ ] FLUSH    or    [ ] VACUUM

LOCATIONS:  ____________________________   HANDICAP PROVISIONS:  ________

COLOR SCHEME:  _________________________________________________________________

                     IN-FLIGHT AUDIO & ENTERTAINMENT SYSTEM

BOARDING MUSIC:                                  [ ] YES         [ ] NO

AUTO EVAC & WARNING:                             [ ] YES         [ ] NO

PRE-RECORDED ANNOUNCEMENT:                       [ ] YES         [ ] NO

PASSENGER ENTERTAINMENT (Audio):                 [ ] YES         [ ] NO

PASSENGER ENTERTAINMENT (Video):                 [ ] YES         [ ] NO

     [ ] PROJECTOR     [ ] PSU MONITOR     [ ] ISLE MONITOR      [ ] IN-SEAT

PASSENGER EN-ROUTE INFORMATION DISPLAY:          [ ] YES         [ ] NO


                        INTERIOR COLORS, SIGNS & PLACARDS

INTERIOR COLOR SCHEME     CARPETS _______________     CURTAINS _________________

GALLEY FLOOR MATS ___________  GALLEY DECORATIVE FACING ________________________

CEILING PANELS ______________  OVERHEAD BAGGAGE BINS ___________________________

BULKHEADS, WINDSCREEN & CLASS DIVIDERS _________________________________________

LOWER SIDEWALL PANELS _______          SIDE WALL PANELS ________________________

LAVATORY WALL PANELS  _______     LAVATORY FLOOR MATS __________________________


PLACARDS & LIGHTED SIGNS ENGLISH  [ ] YES [ ] NO  BI-LINGUAL [ ] YES [ ] NO

FIRST LANGUAGE ________________        SECOND LANGUAGE _________________________

FLOOR TRACK LIGHTING INSTALLED  [ ] YES [ ] NO MFG _____________________________

FLOOR TRACK LIGHTING INSTALLED  [ ] AT PRODUCTION     [ ] POST DELIVERY

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                     INTERNATIONAL LEASE FINANCE CORPORATION
                                AIRCRAFT/OPERATOR
                           TECHNICAL EVALUATION REPORT
--------------------------------------------------------------------------------


                                HYDRAULIC SYSTEM

TYPE OF HYDRAULIC FLUID USED __________________     (MFG) ______________________

                                   FUEL SYSTEM

FUEL CAPACITY (US GAL) __________________   (LBS/KILOS) ________________________

NUMBER OF TANKS _________________  AUXILIARY TANKS INSTALLED: [ ] YES   [ ] NO

AUXILIARY TANK CAPACITY (U.S. GAL) __________     (LBS/KILOS) __________________

FUEL DUMP SYSTEM INSTALLED:         [ ] YES           [ ] NO

FUEL INSTRUMENTATION / CALIBRATION:    [ ] U.S. POUNDS     [ ] KILOGRAMS


                                WEIGHT & BALANCE

HAS AIRCRAFT BEEN MODIFIED FOR INCREASED GROSS WEIGHT:    [ ] YES    [ ] NO

         FROM ______________  MTGW    TO ____________________ MTGW

GROSS WEIGHT MODIFICATION AUTHORIZED BY WHAT DOCUMENT: _________________________

PERMANENT BALLAST INSTALLED TO CORRECT C.G. IMBALANCE:  [ ] YES     [ ] NO

IF YES, LOCATION OF BALLAST ______________     WEIGHT IN U.S. LBS. _____________

WEIGHT & BALANCE CONTROL COMPUTER SYSTEM INSTALLED:  [ ] YES           [ ] NO

WEIGHT & BALANCE MANUAL DOCUMENT NO. __________________    REV _________________

For the below weights specify the source:   [ ] AFM  [ ] DESIGN SPECIFICATION

                                               POUNDS               KILOS

MAXIMUM TAKEOFF GROSS WEIGHT  (MTOGW)     ___________________/__________________

MAXIMUM TAXI WEIGHT           (MTW)       ___________________/__________________

MAXIMUM LANDING WEIGHT        (MLW)       ___________________/__________________

MANUFACTURERS EMPTY WEIGHT    (MEW)       ___________________/__________________

MAXIMUM ZERO FUEL WEIGHT      (MZW)       ___________________/__________________

OPERATIONAL EMPTY WEIGHT      (OEW)  -    ___________________/__________________

MAXIMUM PAYLOAD                      =    ___________________/__________________

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                     INTERNATIONAL LEASE FINANCE CORPORATION
                                AIRCRAFT/OPERATOR
                           TECHNICAL EVALUATION REPORT
--------------------------------------------------------------------------------


                                AVIONICS SYSTEMS
                                 22 AUTO FLIGHT

                                                                   MODEL or
QTY            COMPONENT                     MANUFACTURER        PART NUMBER

_____  FLIGHT CONTROL COMPUTER:            _________________  __________________

_____  AUTOTHROTTLE COMPUTER:              _________________  __________________

_____  STAB AUG COMPUTER:                  _________________  __________________

_____  STALL MANAGEMENT COMPUTER:          _________________  __________________

_____  AUTOFLIGHT ACCESSORY UNIT           _________________  __________________

_____  FLIGHT INSTRUMENT ACCESSORY UNIT:   _________________  __________________

_____  AUTO PILOT SYSTEM:                  _________________  __________________

_____  FLIGHT DIRECTOR:                    _________________  __________________

_____  PITCH COMPUTER                      _________________  __________________

_____  ROLL COMPUTER                       _________________  __________________



                                23 COMMUNICATIONS

_____  PA AMPLIFIER:                       _________________  __________________

_____  HF TRANSCEIVER                      _________________  __________________

_____  VHF TRANSCEIVER                     _________________  __________________

_____  COCKPIT VOICE RECORDER:             _________________  __________________

_____  TAPE REPRODUCER                     _________________  __________________
       (Pre-Recorded PAX Address)

_____  TAPE REPRODUCER                     _________________  __________________
       (Audio) ENTERTAINMENT:

_____  TAPE REPRODUCER                     _________________  __________________
       (Video) ENTERTAINMENT:

_____  SELCAL DECODER:                     _________________  __________________

_____  ACARS MANAGEMENT UNIT               _________________  __________________

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                     INTERNATIONAL LEASE FINANCE CORPORATION
                                AIRCRAFT/OPERATOR
                           TECHNICAL EVALUATION REPORT
--------------------------------------------------------------------------------


                          AVIONICS SYSTEMS (Continued)

                           31 INDICATING AND RECORDING

                                                                   MODEL or
QTY              COMPONENT                   MANUFACTURER        PART NUMBER

       FLIGHT DATA
_____  RECORDER (DFDR):                    _________________  __________________

       DIGITAL FLIGHT DATA
_____  ACQUISITION UNIT (DFDAU):           _________________  __________________

_____  ACCELEROMETER:                      _________________  __________________

_____  WEIGHT AND BALANCE
       COMPUTER:                           _________________  __________________


ELECTRONIC FLIGHT INSTRUMENT SYSTEM

       EFIS DISPLAY PANEL ADI
_____  (Attitude) / FLIGHT DISPLAY:        _________________  __________________

       EFIS DISPLAY PANEL HIS
_____  (Directional) / NAV DISPLAY:        _________________  __________________

_____  EFIS SYMBOL GENERATORS:             _________________  __________________


ENGINE INDICATING AND CREW ALERTING SYSTEM (EICAS)

        EICAS DISPLAY PANEL/UNIT           _________________  __________________
_____   (Primary):

        EICAS DISPLAY PANEL/UNIT           _________________  __________________
______  (Secondary):

______  EFIS/EICAS INTERFACE UNIT:         _________________  __________________


AIRPLANE CONDITION MONITORING SYSTEM (ACMS)

_____  DATA MANAGEMENT UNIT (DMU):         _________________  __________________

_____  AIRBORNE DATA LOADER:               _________________  __________________

_____  AIR DATA COMPUTER:                  _________________  __________________

       GROUND PROXIMITY WARNING            _________________  __________________
_____  SYSTEM (GPWS) COMPUTER:

_____  WINDSHEAR SYSTEM:                   [ ] YES   [ ] NO

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                     INTERNATIONAL LEASE FINANCE CORPORATION
                                AIRCRAFT/OPERATOR
                           TECHNICAL EVALUATION REPORT
--------------------------------------------------------------------------------


                          AVIONICS SYSTEMS (Continued)

                                  34 NAVIGATION

                                                                   MODEL or
QTY          COMPONENT                       MANUFACTURER        PART NUMBER

INERTIAL REFERENCE SYSTEM (IRS)

       INERTIAL REFERENCE
_____  UNIT (IRU):                         _________________  __________________


OMEGA NAVIGATION SYSTEM (ONS)

       RECEIVER PROCESSOR
_____  UNIT (RPU):                         _________________  __________________

_____  CONTROL DISPLAY UNIT (CDU):         _________________  __________________


VHF NAVIGATION

       DISTANCE MEASURING EQUIPMENT
_____  (DME) INTERROGATORS:                _________________  __________________

_____  VHF VOR/ILS RECEIVER:               _________________  __________________

_____  VHF VOR/MKR RECEIVER                _________________  __________________

_____  VHF ILS/only RECEIVER:              _________________  __________________

       RADIO DIGITAL DISTANCE
_____  MAGNETIC INDICATOR (RDDMI):         _________________  __________________

_____  RADIO MAGNETIC INDICATOR:           _________________  __________________

_____  RADIO ALTIMETER TRANSCEIVER:        _________________  __________________

_____  WEATHER RADAR TRANSCEIVER:          _________________  __________________

       TRAFFIC ALERT AND COLLISION
       AVOIDANCE
_____  SYSTEM (TCAS) COMPUTER:             _________________  __________________

       AIR TRAFFIC CONTROL (ATC)
_____  SYSTEM TRANSPONDER:                 _________________  __________________

_____  MICRO WAVE LANDING RECEIVER:        _________________  __________________

_____  MARKER BEACON RECEIVER              _________________  __________________

       AUTOMATIC DIRECTION FINDER          _________________  __________________
_____  (ADF) RECEIVER:

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                     INTERNATIONAL LEASE FINANCE CORPORATION
                                AIRCRAFT/OPERATOR
                           TECHNICAL EVALUATION REPORT
--------------------------------------------------------------------------------


                          AVIONICS SYSTEMS (Continued)

                                  34 NAVIGATION

                                                                  MODEL or
QTY                COMPONENT                 MANUFACTURER       PART NUMBER

FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS)

_____  FLIGHT MANAGEMENT COMPUTER:         _________________  __________________

_____  CONTROL DISPLAY UNIT (CDU):         _________________  __________________

_____  CONTROL DISPLAY UNIT (CDU):         _________________  __________________


                       45 CENTRAL MAINTENANCE SYSTEM (CMS)

       CENTRAL MAINTENANCE
_____  COMPUTER:                           _________________  __________________

       MAINTENANCE CONTROL
_____  AND DISPLAY PANEL:                  _________________  __________________

_____  PRINTER:                            _________________  __________________


                              77 ENGINE INDICATING

       PRIMARY ENGINE DISPLAY
_____  PANEL:                              _________________  __________________

       SECONDARY ENGINE DISPLAY
_____  PANEL:                              _________________  __________________

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                     INTERNATIONAL LEASE FINANCE CORPORATION
                                AIRCRAFT/OPERATOR
                           TECHNICAL EVALUATION REPORT
--------------------------------------------------------------------------------


                                AIRCRAFT MANUALS


         MANUAL or DOCUMENT           DOCUMENT No.     REV     QTY     QTY
                                                              MICRO    HARD
                                                              FILM     COPY

1    FAA APPROVED FLIGHT MANUAL:    ________________  _____  _______  ______

2    AIRPLANE FLIGHT OPERATION
     MANUAL:                        ________________  _____  _______  ______

3    AIRCRAFT RECOVER MANUAL:       ________________  _____  _______  ______

4    QUICK REFERENCE HANDBOOK
     (QRH):                         ________________  _____  _______  ______

5    WEIGHT AND BALANCE MANUAL:     ________________  _____  _______  ______

6    AIRCRAFT FUELING MANUAL:       ________________  _____  _______  ______

7    AIRCRAFT MAINTENANCE MANUAL
     (MM):                          ________________  _____  _______  ______

8    AIRCRAFT MAINTENANCE MANUAL
     SUPPLEMENT:                    ________________  _____  _______  ______

9    RAMP MAINTENANCE MANUAL
     (RMM):                         ________________  _____  _______  ______

10   CARGO LOADING MANUAL:          ________________  _____  _______  ______

11   FAULT REPORTING MANUAL (FRM):  ________________  _____  _______  ______

12   FAULT ISOLATION MANUAL (FIM):  ________________  _____  _______  ______

13   ILLUSTRATED PARTS CATALOG
     (IPC):                         ________________  _____  _______  ______

14   LIFE LIMITED PARTS MANUAL:     ________________  _____  _______  ______

15   STRUCTURAL REPAIR MANUAL
     (SRM):                         ________________  _____  _______  ______

16   APERTURE CARDS:                ________________  _____  _______  ______

17   WIRING DIAGRAM MANUAL (WD):    ________________  _____  _______  ______

18   WIRING PRACTICES MANUAL:       ________________  _____  _______  ______

19   SYSTEM SCHEMATICS MANUAL:      ________________  _____  _______  ______

20   B.I.T.E. MANUAL:               ________________  _____  _______  ______

21   NON-DESTRUCTIVE TEST MANUAL:   ________________  _____  _______  ______

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                                AIRCRAFT/OPERATOR
                           TECHNICAL EVALUATION REPORT
--------------------------------------------------------------------------------




22   CORROSION PREVENTION MANUAL:   ________________  _____  _______  ______


23   AIRCRAFT OVERHAUL MANUAL
     (OHM):                         ________________  _____  _______  ______

24   COMPONENT MAINTENANCE MANUAL:  ________________  _____  _______  ______


25   APU LOG BOOK:                  ________________  _____  _______  ______

26   ENGINE MAINTENANCE MANUAL:     ________________  _____  _______  ______

27   ENGINE LOG BOOK:               ________________  _____  _______  ______

28   ENGINE ILLUSTRATED PARTS
     CATALOG:                       ________________  _____  _______  ______

29   ENGINE DATA SUBMITTAL BOOK:    ________________  _____  _______  ______

30   ENGINE OVERHAUL MANUAL:        ________________  _____  _______  ______

31   POWER PLANT BUILD-UP MANUAL:   ________________  _____  _______  ______

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                                AIRCRAFT/OPERATOR
                           TECHNICAL EVALUATION REPORT
--------------------------------------------------------------------------------


                         AIRCRAFT RECORDS AND DOCUMENTS
                                                                    AVAILABLE

1    CERTIFICATE OF AIRWORTHINESS                                      [ ]

2    EXPORT CERTIFICATE OF AIRWORTHINESS                               [ ]

3    COPY OF ORIGINAL EXPORT CERTIFICATE OF AIRWORTHINESS

4    OPERATOR'S SCHEDULED MAINTENANCE AND INSPECTION PROGRAM
     SPECIFICATION (to include component limits)                       [ ]

5    OPERATOR ACCIDENT/INCIDENT STATEMENT                              [ ]

6    ORIGINAL AIRCRAFT READINESS LOG                                   [ ]

7    OPERATOR EMERGENCY EQUIPMENT LAYOUT                               [ ]

8    AIRCRAFT TECHNICAL LOG CURRENT OPERATOR                           [ ]

9    AIRCRAFT TECHNICAL LOG PREVIOUS OPERATOR                          [ ]

10   CURRENT FUEL SAMPLE MICROBIAL GROWTH LABORATORY RESULTS           [ ]

11   AIRCRAFT FLIGHT LOG OR FLIGHT TIME REPORT                         [ ]

12   ENGINE CONDITION MONITORING REPORT                                [ ]

13   ENGINE LOG CURRENT OPERATOR                                       [ ]

14   CURRENT ENGINE DISC SHEET                                         [ ]

15   ENGINE LOG PREVIOUS OPERATOR (including Delivery Records)         [ ]

16   APU/ENGINE LOG & HISTORICAL RECORDS                               [ ]

17   APU/ENGINE SHOP VISIT REPORTS/RECORDS                             [ ]

18   TIME CONTROLLED / LIFE LIMITED COMPONENT STATUS FOR
     AIRFRAME, ENGINES, LANDING GEAR AND APU
     (including component tags)                                        [ ]

19   FAA AIRWORTHINESS DIRECTIVE STATUS LIST                           [ ]

20   FAA AIRWORTHINESS DIRECTIVE METHOD OF COMPLIANCE DOCUMENTS        [ ]

21   FAA REPETITIVE AIRWORTHINESS DIRECTIVE STATUS LIST                [ ]

22   INTERIOR MATERIAL BURN CERTIFICATES                               [ ]

23   AIRCRAFT WEIGHT AND BALANCE RECORDS & EQUIPMENT LIST (Current)    [ ]

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                                AIRCRAFT/OPERATOR
                           TECHNICAL EVALUATION REPORT
--------------------------------------------------------------------------------



                                                                    AVAILABLE

24   EXPLANATION OF ANY OPERATOR SAMPLING PROGRAMS                     [ ]

25   MAJOR REPAIR / MAJOR ALTERATION RECORDS (to include
     STC's, FAA 337's, Operator EO's, 8110-3's                         [ ]

26   LIST OF NON-TSO'D ITEMS INSTALLED ON AIRCRAFT                     [ ]

27   SERVICE BULLETIN & ALL OPERATOR LETTER INCORPORATION LIST         [ ]

28   OPERATOR DENT AND DAMAGE REPORT/MAP                               [ ]

29   AIRCRAFT INSPECTION STATUS & "CHECK RECORDS"                      [ ]

30   OPERATOR COMPONENT PART NUMBER TO MANUFACTURER PART NUMBER
     CROSS REFERENCE                                                   [ ]

31   GALLEY CERTIFICATE OF SANITARY CONSTRUCTION                       [ ]

32   FLIGHT CONTROL BALANCE RECORDS                                    [ ]

33   FLIGHT DATA RECORDER READOUT OF PARAMETERS                        [ ]

34   DEFERRED ITEMS LIST                                               [ ]

35   AIRFRAME AND ENGINE OWNERSHIP PLACARDS                            [ ]

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                     INTERNATIONAL LEASE FINANCE CORPORATION
                                AIRCRAFT/OPERATOR
                           TECHNICAL EVALUATION REPORT
--------------------------------------------------------------------------------


                                INSPECTOR RECORD

INSPECTED BY ____________________           DATE _______________________________

OPERATOR ________________________      REGISTERED OWNER ________________________

ADDRESS OF OPERATOR ____________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

CONTACT (Name/Title) ___________________________________________________________

PHONE ________________________         FAX _____________________________________

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